                VARIABLE UNIVERSAL LIFE 2000 INSURANCE POLICIES

                          PROSPECTUS DATED MAY 1, 2001

                  VARIABLE PRODUCTS SERVICE CENTER ADDRESSES:

Variable Products Service Center  OR   Variable Products Service Center
Madison Square Station                 51 Madison Avenue
P.O. Box 922                           Room 452
New York, NY 10159                     New York, New York 10010
Telephone 1-800-598-2019

    This prospectus describes a flexible premium variable universal life insurance policy which New York Life Insurance and Annuity Corporation ("NYLIAC") issues.

                                POLICY FEATURES

LIFE INSURANCE PROTECTION--This policy offers lifetime insurance protection, with a life insurance benefit payable when the insured dies while the policy is in effect.

CHOICE OF LIFE INSURANCE BENEFIT OPTIONS--You can choose either a level life insurance benefit equal to the face amount of your policy or a life insurance benefit which varies and is equal to the sum of your policy's face amount and cash value. If you choose a benefit which varies, the life insurance benefit will increase or decrease depending on the performance of the investment options you select. Your policy's life insurance benefit will never be less than the face amount of your policy. Under both options, a higher life insurance benefit may apply if necessary for the policy to qualify as life insurance under the Internal Revenue Code. The policy proceeds we pay will be the sum of the life insurance benefit plus any rider death benefits less any loans (including any accrued loan interest).

FLEXIBLE PREMIUM PAYMENTS--You can decide the amount of premiums to pay and when to pay them, within limits. Although premium payments are flexible, we may require additional premium payments to keep the policy in effect. The policy may terminate if its cash surrender value is insufficient to pay the policy's monthly charges. The cash surrender value of your policy will fluctuate depending on the performance of the investment options you have chosen.

LOANS, WITHDRAWALS AND SURRENDERS--You can borrow against or withdraw money from your policy, within limits. Loans and withdrawals will reduce the policy's proceeds and cash surrender value. You can also surrender your policy at any time. The cash surrender value of your policy may increase or decrease depending on the performance of the investment options you select. We do not guarantee the cash surrender value for your policy. If you surrender your policy or take a partial withdrawal during the first fifteen policy years or within fifteen years after you increase the face amount, we may apply a surrender charge.

FACE AMOUNT INCREASES AND DECREASES--You can increase or decrease the face amount of your policy, within limits. We will apply a new schedule of surrender charges to any increase in your policy's face amount. We may also deduct a surrender charge for any reduction in the face amount.

INVESTMENT OPTIONS--Your policy allows you to choose how you want to invest your premium payments. You have the option to choose from twenty-two Investment Divisions and a fixed account. However, you can only have money in twenty-one investment options, including the fixed account, at any given time. The Investment Divisions available under your policy are:

--   MainStay VP Bond
--   MainStay VP Capital Appreciation
--   MainStay VP Cash Management
--   MainStay VP Convertible
--   MainStay VP Government
--   MainStay VP Growth Equity
--   MainStay VP High Yield Corporate Bond
--   MainStay VP Indexed Equity
--   MainStay VP International Equity
--   MainStay VP Total Return
--   MainStay VP Value
--   MainStay VP American Century Income & Growth
--   MainStay VP Dreyfus Large Company Value
--   MainStay VP Eagle Asset Management Growth Equity
--   Alger American Small Capitalization
--   Calvert Social Balanced
--   Fidelity VIP Contrafund(R) (Initial Class)
--   Fidelity VIP Equity-Income (Initial Class)
--   Janus Aspen Series Balanced
--   Janus Aspen Series Worldwide Growth
--   Morgan Stanley UIF Emerging Markets Equity
--   T. Rowe Price Equity Income

We do not guarantee the investment performance of the Investment Divisions, which involve varying degrees of risk.

FREE LOOK PERIOD--You can examine the policy for a limited period and cancel it for a refund of the greater of the cash value of your policy or the total premium payments you have paid less any loans or withdrawals you have taken.

REPLACING EXISTING INSURANCE WITH THIS POLICY MAY NOT BE TO YOUR ADVANTAGE.

                               IMPORTANT NOTICES

 THIS PROSPECTUS PROVIDES INFORMATION THAT A PROSPECTIVE INVESTOR SHOULD KNOW BEFORE INVESTING. PLEASE READ IT CAREFULLY AND RETAIN IT FOR FUTURE REFERENCE. THIS PROSPECTUS IS NOT VALID UNLESS ATTACHED TO CURRENT PROSPECTUSES FOR THE MAINSTAY VP SERIES FUND, INC., THE ALGER AMERICAN FUND, THE CALVERT VARIABLE SERIES INC., THE FIDELITY VARIABLE INSURANCE PRODUCTS FUND, THE JANUS ASPEN SERIES, THE UNIVERSAL INSTITUTIONAL FUNDS, INC. AND THE T. ROWE PRICE EQUITY SERIES, INC. (THE "FUNDS", EACH INDIVIDUALLY A "FUND").

 THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES, OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THE POLICIES INVOLVE RISKS, INCLUDING POTENTIAL RISK OF LOSS OF PRINCIPAL INVESTED. THE POLICIES ARE NOT DEPOSITS OF, OR GUARANTEED OR ENDORSED BY ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FDIC, FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

                               TABLE OF CONTENTS

                                         PAGE
                                         ----
SUMMARY OF POLICY FEATURES.............    4
DEFINITIONS............................    9
DEDUCTIONS AND CHARGES.................   11
  Deductions from Premiums.............   12
     Sales Expense Charge..............   12
     State Tax Charge..................   12
     Federal Tax Charge................   12
  Deductions from Cash Value...........   13
     Expense Allocation................   13
     Monthly Contract Charge...........   13
     Charge for Cost of Insurance
       Protection......................   14
     Separate Account Administrative
       Charge..........................   14
     Rider Charges.....................   15
  Separate Account Charges.............   16
     Mortality and Expense Risk
       Charge..........................   16
     Other Charges for Federal Income
       Taxes...........................   16
  Fund Charges.........................   16
  Surrender Charges....................   18
     Charges in Policy Years 1-15......   18
     Additional Contract Charge on a
       Surrender or Lapse in the First
       Policy Year.....................   19
     Surrender Charges after Face
       Amount Increases................   19
     Surrender Charges on Face Amount
       Decreases.......................   19
     Exceptions to Surrender Charge....   20
GENERAL DESCRIPTION....................   20
  When Life Insurance Coverage
     Begins............................   20
  How the Policy Is Available..........   20
  How the Policy Works.................   20
LIFE INSURANCE PROTECTION..............   22
  Your Policy Proceeds.................   22
     Your Life Insurance Benefit.......   22
     Changing Your Life Insurance
       Benefit Option..................   23
     Changing the Face Amount of Your
       Policy..........................   25
CASH VALUE AND CASH SURRENDER VALUE....   26
  Cash Value...........................   26
     Amount in the Separate Account....   26
     Amount in the Fixed Account.......   27
     Investment Return.................   27
  Cash Surrender Value.................   27

                                         PAGE
                                         ----
LOANS..................................   28
  Your Policy as Collateral for the
     Loan..............................   28
  Loan Interest........................   28
  Interest on the Cash Value Held as
     Collateral........................   29
  When Loan Interest Is Due............   29
  Loan Repayment.......................   29
  The Effects of a Policy Loan.........   30
PARTIAL WITHDRAWALS....................   30
  Amount Available to Withdraw.........   30
  Requesting a Partial Withdrawal......   30
  When Is the Partial Withdrawal
     Effective.........................   30
  Partial Withdrawal Fee and Surrender
     Charge............................   31
  Allocation of Partial Withdrawal and
     Fee...............................   31
  The Effects of a Partial
     Withdrawal........................   31
SURRENDERS.............................   31
  Requesting a Surrender...............   31
  When Is the Surrender Effective......   32
  Surrender Charges....................   32
ADDITIONAL BENEFITS THROUGH RIDERS AND
  OPTIONS..............................   32
  How the Riders Are Available.........   32
  Accidental Death Benefit.............   32
  Monthly Deduction Waiver.............   32
  Guaranteed Minimum Death Benefit
     Rider.............................   33
  GMDB Premium Test....................   34
  Term Insurance on Other Covered
     Insured Rider.....................   34
  Children's Insurance Rider...........   34
  Guaranteed Insurability Rider........   35
  Living Benefits Rider................   36
  Insurance Exchange Rider.............   36
  Spouse's Paid-Up Insurance Purchase
     Option............................   37
PREMIUMS...............................   38
  Premium Allocation...................   39
  Payments Returned for Insufficient
     Funds.............................   40
  Termination..........................   40
  Late Period..........................   40
  No-Lapse Guarantee...................   40
  Reinstatement Option.................   41
  Maturity Date........................   41
INVESTMENTS............................   42

                                         PAGE
                                         ----
  The Separate Account.................   42
     Funds.............................   42
     The Eligible Portfolios...........   43
     Additions, Deletions or
       Substitutions of Investments....   45
     Reinvestment......................   45
  The Fixed Account....................   45
     Interest Credited on Amounts in
       the Fixed Account...............   46
     Assets in the Fixed Account.......   46
  Transfers Between Investment
     Divisions and/or the Fixed
     Account...........................   46
     Requesting a Transfer.............   47
  Third Party Investment Advisory
     Arrangements......................   48
  Dollar Cost Averaging................   48
  Automatic Asset Reallocation.........   49
  Interest Sweep.......................   49
POLICY PROCEEDS........................   50
  Beneficiary..........................   50
  When We Pay Proceeds.................   50
  Payment Options......................   51
  Payees...............................   52
ADDITIONAL POLICY PROVISIONS...........   53
  Limits on Our Rights to Challenge
     Your Policy.......................   53
  Suicide..............................   53
  Misstatement of Age or Sex...........   53
  Assignment...........................   53
FREE LOOK..............................   53
EXCHANGE PRIVILEGE.....................   54
ADDITIONAL PROVISIONS REGARDING THE
  SEPARATE ACCOUNT.....................   54
  Your Voting Rights...................   54
  Our Rights...........................   55

                                         PAGE
                                         ----
FEDERAL INCOME TAX CONSIDERATIONS......   55
  Our Intent...........................   55
  Tax Status of NYLIAC and the Separate
     Account...........................   56
  Charges For Taxes....................   56
  Diversification Standards and Control
     Issues............................   56
  Life Insurance Status of Policy......   57
  Modified Endowment Contract Status...   58
  Status of Policy After Insured is Age
     100...............................   59
  Policy Surrenders and Partial
     Withdrawals.......................   59
  Policy Loans and Interest
     Deductions........................   60
  Corporate Owners.....................   60
  Exchanges or Assignments of
     Policies..........................   60
  Reasonableness Requirement For
     Charges...........................   60
  Living Benefits Rider................   61
  Insurance Exchange Rider.............   61
  Other Tax Issues.....................   61
  Qualified Plans......................   61
  Withholding..........................   61
ABOUT NYLIAC...........................   62
  Directors and Principal Officers of
     NYLIAC............................   62
RECORDS AND REPORTS....................   65
SALES AND OTHER AGREEMENTS.............   65
LEGAL PROCEEDINGS......................   66
EXPERTS................................   66
FINANCIAL STATEMENTS...................   66
FINANCIAL STATEMENTS...................  F-1
APPENDIX A: Illustrations..............  A-1
APPENDIX B: Variations by
  Jurisdiction.........................  B-1

                                IMPORTANT NOTICE

   THIS PROSPECTUS IS NOT CONSIDERED AN OFFERING IN ANY JURISDICTION IN WHICH SUCH AN OFFERING MAY NOT LAWFULLY BE MADE. WE DO NOT AUTHORIZE ANY INFORMATION OR REPRESENTATIONS REGARDING THE OFFERING DESCRIBED IN THIS PROSPECTUS OTHER THAN AS CONTAINED IN THIS PROSPECTUS OR ANY ATTACHED SUPPLEMENT TO THIS PROSPECTUS OR IN ANY SUPPLEMENTAL SALES MATERIAL WE AUTHORIZE.

                           SUMMARY OF POLICY FEATURES

     THE TERMS OF YOUR POLICY AND RIDERS QUALIFY THE FOLLOWING SUMMARY. MORE DETAILED INFORMATION IS CONTAINED LATER IN THIS PROSPECTUS, INCLUDING THE APPENDIX OF VARIATIONS BY JURISDICTION CONTAINED IN APPENDIX B.
 POLICY PROCEEDS -- When the insured dies, we will pay the beneficiary of your policy an amount equal to your policy's Life Insurance Benefit plus any rider death benefits on the Primary Insured less any outstanding loans (including any accrued loan interest).

-- LIFE INSURANCE BENEFITS

  - Option 1--a level benefit equal to your policy's face amount.

  - Option 2--a benefit which varies and equals the sum of your policy's face amount and cash value.

  - Under both options, a higher Life Insurance Benefit may apply if necessary to qualify as life insurance under the Internal Revenue Code.

  - Within limits, you may increase or decrease the face amount of your policy. The minimum face amount for your policy is $50,000.
 RIDER BENEFITS -- You can apply for the following additional rider benefits:

-- Accidental Death Benefit Rider           -- Children's Insurance Rider
-- Monthly Deduction Waiver Rider           -- Guaranteed Insurability Rider
-- Guaranteed Minimum Death Benefit Rider   -- Living Benefits Rider (also known as
-- Term Insurance on Other Covered Insured     Accelerated Benefits Rider)
   Rider

The following additional rider benefits are automatically included in your policy (subject to availability in each jurisdiction):

-- Insurance Exchange Rider              -- Spouse's Paid-up Insurance Purchase
                                            Option Rider

     Riders are subject to regulatory approval in each jurisdiction and may not be available in all jurisdictions. In addition, the rider name and the requirements for any rider may vary by jurisdiction. You should contact your registered representative to determine whether the rider(s) is (are) available in your jurisdiction.
 LOANS -- You can borrow up to 90% of your policy's cash value less any surrender charges. Any amount that secures a loan remains part of your policy's cash value but is transferred to the Fixed Account. Amounts securing any unpaid loan may earn a different interest rate from other amounts in the Fixed Account. For the first ten Policy Years, the interest rate we currently expect to credit on the loaned amounts is 1% lower than the rate we charge for loan interest. Beginning in the eleventh Policy Year, the interest we currently expect to credit on the loaned amounts is 0.5% lower than the interest rate we charge for loan interest. We guarantee the interest rate we credit on the loaned amounts will never be less than 2% lower than the interest rate we charge for loan interest.

 PARTIAL WITHDRAWALS -- You can request a partial withdrawal from your policy's cash surrender value at any time, within limits. When you make a partial withdrawal, we will deduct a fee for processing the withdrawal. We may apply a surrender charge as a result of a partial withdrawal.
 SURRENDERS -- You may surrender your policy for its cash surrender value at any time while the insured is living. If you surrender your policy during the first fifteen Policy Years or within fifteen years after you increase the face amount of your policy, we may apply a surrender charge.
 PREMIUMS -- You can make premium payments as often as you like and for any amount you choose, within limits. Other than the initial premium, there are no required premium payments. However, under certain conditions, you may be required to make additional premium payments to keep your policy from terminating.
 DEDUCTIONS AND CHARGES --

DEDUCTIONS FROM PREMIUMS

-- SALES EXPENSE CHARGE

  - Surrender Charge Premium--We assess a sales expense charge based on your policy's Surrender Charge Premium. Your initial Surrender Charge Premium is set at the time your policy is issued. You can find this initial Surrender Charge Premium on the Policy Data Page of your policy. We will change your Surrender Charge Premium if you change the face amount of your policy.

  - Current--We currently deduct a sales expense charge of 2.75% of any premiums paid up to the Surrender Charge Premium. Once premiums equal to the Surrender Charge Premium for that Policy Year have been paid, we currently deduct a sales expense charge of 1.25% from any additional premiums paid in that Policy Year.

  - Guaranteed--We guarantee that any sales expense charge we deduct will never exceed 4.75% of any premiums paid.

-- STATE TAX CHARGE

   We deduct 2% of each premium payment you make as a state tax charge. We may increase this charge to reflect changes in the law.

-- FEDERAL TAX CHARGE

   For Non-Qualified Policies, we deduct 1.25% of each premium payment you make as a federal tax charge. We may increase this charge to reflect changes in the law.

DEDUCTIONS FROM CASH VALUE

-- MONTHLY CONTRACT CHARGE

  - Current--We currently deduct a monthly contract charge of $29 per month during the first Policy Year, and we currently expect to deduct $9 per month in later Policy Years.

  - Guaranteed--We guarantee that we will never deduct a monthly contract charge that exceeds $31 per month during the first Policy Year and $11 per month in later Policy Years.

-- CHARGE FOR COST OF INSURANCE PROTECTION

   We deduct a charge for cost of insurance protection each month. This charge is equal to the net amount at risk multiplied by the sum of a monthly cost of insurance rate and any applicable flat extra charge, which might apply to certain insureds based on our underwriting. We determine the monthly cost of insurance rate based on the insured's issue age, sex, and underwriting class and the Policy Year. The monthly cost of insurance rate also depends on the face amount of the policy plus the amount of any term insurance in effect on the Primary Insured under the Term Insurance on Other Covered Insured Rider. The cost of insurance rates will never exceed the guaranteed maximum cost of insurance rates for your policy.

-- SEPARATE ACCOUNT ADMINISTRATIVE CHARGE

   We deduct an administrative charge each month equal to a percentage of the amount of cash value you have allocated to the Separate Account as of each Monthly Deduction Day. This percentage will never exceed, on an annual basis, 0.20% of the cash value in the Separate Account. We currently do not expect to deduct this charge if the cash value in the Separate Account is at least $50,000. See DEDUCTIONS AND CHARGES--DEDUCTIONS FROM CASH VALUE--SEPARATE ACCOUNT ADMINISTRATIVE CHARGE.

-- RIDER CHARGES

   Each month, we will deduct any cost of insurance charges for any optional riders you have chosen.

SEPARATE ACCOUNT CHARGES

-- MORTALITY AND EXPENSE RISK CHARGE

  - Current--We currently deduct on a daily basis a mortality and expense risk charge that is equal to an annual rate of 0.50% of the average daily net asset value of each Investment Division.

  - Guaranteed--We guarantee that the mortality and expense risk charge will never exceed an annual rate of 0.80% of the average daily net asset value of each Investment Division.

-- OTHER CHARGES FOR FEDERAL INCOME TAXES

   We do not currently deduct a charge for federal income taxes from the Investment Divisions, though we may do so in the future, to reflect changes in the law.

FUND CHARGES--Each Investment Division of the Separate Account purchases shares of the corresponding Eligible Portfolio at net asset value. The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of the Portfolio. The advisory fees and other expenses are not fixed or specified under the terms of the policy, and they may vary from year to year. These fees and expenses are described in the Funds' prospectuses. See DEDUCTIONS AND CHARGES--FUND CHARGES.

SURRENDER CHARGES--If you surrender your policy or if you decrease the face amount of your policy (including a decrease in the face amount that results from changing the Life Insurance Benefit Option or from a partial withdrawal) during the first fifteen Policy Years or within fifteen years after you increase the face amount, we may deduct a surrender charge. See DEDUCTIONS AND CHARGES--SURRENDER CHARGES.
 INVESTMENTS -- The balance of your premium payment after we deduct the premium charges is called your net premium. We allocate your net premium among the twenty-two Investment Divisions available under the policy and the Fixed Account, based on your instructions. The twenty-two Investment Divisions available under your policy are:

-- MainStay VP Bond                       -- MainStay VP American Century Income & Growth
-- MainStay VP Capital Appreciation       -- MainStay VP Dreyfus Large Company Value
-- MainStay VP Cash Management            -- MainStay VP Eagle Asset Management Growth
-- MainStay VP Convertible                Equity
-- MainStay VP Government                 -- Alger American Small Capitalization
-- MainStay VP Growth Equity              -- Calvert Social Balanced
-- MainStay VP High Yield Corporate Bond  -- Fidelity VIP Contrafund()(R)
-- MainStay VP Indexed Equity             -- Fidelity VIP Equity-Income
-- MainStay VP International Equity       -- Janus Aspen Series Balanced
-- MainStay VP Total Return               -- Janus Aspen Series Worldwide Growth
-- MainStay VP Value                      -- Morgan Stanley UIF Emerging Markets Equity
                                          -- T. Rowe Price Equity Income

     You can adjust your allocation to various Investment Divisions and/or the Fixed Account by changing your premium allocation percentages or making transfers among these options, within limits.
 ADDITIONAL INFORMATION

FREE LOOK PERIOD

-- You have the right to examine your policy. If you are not satisfied with it, you can cancel it within twenty days. (This may vary by state. Please refer to APPENDIX B, VARIATIONS BY JURISDICTION.)

-- If you cancel the policy, we will refund the greater of the cash value of your policy or the total premiums you have paid, less any loans or partial withdrawals you have taken.

INCOME TAX EFFECT

-- Generally, life insurance benefits are not currently subject to federal income tax. The earnings on the amount you invest in the Investment Divisions and the Fixed Account are also generally not subject to income tax as long as they remain invested in the policy. If you take a partial withdrawal, surrender or terminate your policy, or if your policy matures, you may incur taxable income. You may also incur taxable income if your policy becomes a modified endowment contract and you take a policy loan.

                                IMPORTANT NOTICE

     THE POLICY IS A LEGAL CONTRACT BETWEEN YOU AND NYLIAC. THE CONTRACT CONSISTS OF THE APPLICATION FOR THE POLICY, THE POLICY, AND ANY RIDERS AND ENDORSEMENTS ATTACHED TO IT.

                                   VARIATIONS
     VARIABLE UNIVERSAL LIFE 2000 IS SUBJECT TO THE INSURANCE LAWS AND REGULATIONS OF EACH JURISDICTION IN WHICH IT IS SOLD. AS A RESULT, CERTAIN TERMS OF OUR VARIABLE UNIVERSAL LIFE 2000 POLICIES MAY VARY FROM JURISDICTION TO JURISDICTION. APPENDIX B LISTS THE SIGNIFICANT VARIATIONS THAT APPLY TO VARIABLE UNIVERSAL LIFE 2000. YOU SHOULD REVIEW THIS LIST TO DETERMINE WHETHER ANY OF THESE VARIATIONS APPLY TO YOUR POLICY.

                                  DEFINITIONS

ELIGIBLE PORTFOLIOS ("PORTFOLIOS"): The mutual fund portfolios of the Funds that are available for investment through the Investment Divisions of the Separate Account.

FIXED ACCOUNT: The Fixed Account is supported by assets in NYLIAC's general account. The amount in the Fixed Account earns interest on a daily basis. Interest is credited on each Monthly Deduction Day.

FUND:  An open-end management investment company.

GENERAL ACCOUNT: An account representing all of NYLIAC's assets, liabilities, capital and surplus, income, gains or losses that are not included in the Separate Account or any other separate account. We allocate any net premium payments you make during the free look period to this account.

INVESTMENT DIVISION: A division of the Separate Account. Each Investment Division invests exclusively in shares of a specified Eligible Portfolio.

ISSUE DATE:  The date we issue the policy as specified on the Policy Data Page.

LIFE INSURANCE BENEFIT: The benefit calculated under the Life Insurance Benefit Option you have chosen.

MONTHLY DEDUCTION DAY: The date as of which we deduct your monthly contract charge, cost of insurance charge, Separate Account administrative charge, if any, and any rider charges from your policy's cash value. The first Monthly Deduction Day will be the monthly anniversary of the Policy Date on or following the Issue Date. However, if we have not received your initial premium payment as of the Issue Date, the first Monthly Deduction Day will be the monthly anniversary of the Policy Date on or following the date we receive the initial premium payment.

NON-QUALIFIED POLICY: A policy that is issued to a person or an entity other than employee benefit plans that qualify for special federal income tax treatment.

POLICY DATA PAGE: Page 2 of your policy. The Policy Data Page contains your policy's specifications.

POLICY DATE: It is the date we use as the starting point for determining Policy Years and Monthly Deduction Days. Your Policy Date will be the same as your Issue Date, unless you request otherwise. Generally, you may not choose a Policy Date that is more than six months before your policy's Issue Date. You can find your Policy Date on the Policy Data Page.

POLICY PROCEEDS: The benefit we will pay to your beneficiary when we receive proof that the insured died while the policy is in effect. It is equal to the Life Insurance Benefit plus any additional death benefits under any riders you have chosen minus any outstanding loans (including any accrued loan interest).

POLICY YEAR: The twelve-month period starting on your Policy Date, and each twelve-month period thereafter.

PRIMARY INSURED:  The person who is insured under the base policy.

QUALIFIED POLICY: A policy owned by an employee benefit plan that qualifies for special federal income tax treatment.

SEPARATE ACCOUNT: NYLIAC Variable Universal Life Separate Account-I, a segregated asset account NYLIAC established to receive and invest net premiums which are allocated to the Eligible Portfolios.

SURRENDER CHARGE PREMIUM: The amount we use to calculate the sales expense and surrender charges, as set forth on the Policy Data Page.

                             DEDUCTIONS AND CHARGES

     We assess certain charges and deductions from your policy to cover the cost of providing the Life Insurance Benefit under your policy, for providing the benefits under any riders, for administering the policy, for assuming certain risks and for incurring certain expenses in issuing the policy. We deduct four types of charges from your policy:

     -- deductions from premiums,

     -- deductions from cash value,

     -- Separate Account charges, and

     -- Fund charges (deducted by the Funds).

     Additionally, we may assess surrender charges under certain circumstances. See DEDUCTIONS AND CHARGES--SURRENDER CHARGES. All other charges are described below. The charges shown under the "Current" column reflect the charges we currently expect to assess. We may change these charges at our sole discretion. However, we will never increase the charges over the amounts shown under the "Guaranteed Maximum" column.
                       SUMMARY OF DEDUCTIONS AND CHARGES

                                                        CURRENT                   GUARANTEED MAXIMUM
                                                        -------                   ------------------
   DEDUCTIONS FROM PREMIUMS
     Sales Expense Charge
                                            2.75% up to Surrender Charge     4.75% of all premiums
                                            Premium
                                            1.25% over Surrender Charge
                                            Premium
     State Tax Charge                       2%                               may vary
     Federal Tax Charge
       Non-Qualified Policies               1.25%                            may vary
       Qualified Policies                   N/A                              N/A
   DEDUCTIONS FROM CASH VALUE
     Monthly Contract Charge
       Policy Year 1                        $29 per month                    $31 per month
       Policy Year 2+                       $ 9 per month                    $11 per month
     Charges for Cost of Insurance          based on current rates           based on guaranteed rates
     Separate Account Administrative        A percentage of the Separate     0.20% of the Separate
       Charge                               Account cash value (SAcv) as     Account cash value
                                            follows:
                                            0.20% if the SAcv is less than
                                            $10,000*
                                            0.15% if the SAcv is equal to
                                            or greater than $10,000 but
                                            less than $20,000*
                                            0.10% if the SAcv is equal to
                                            or greater than $20,000 but
                                            less than $30,000*
                                            0.05% if the SAcv is equal to
                                            or greater than $30,000 but
                                            less than $50,000*
                                            0% if the SAcv is equal to or
                                            greater than $50,000
     Rider Charges                          vary                             vary
   SEPARATE ACCOUNT CHARGES
     Mortality and Expense Risk Charge      .50%**                           .80%**
   FUND CHARGES
     (see chart on page 18)                 vary                             vary

   * The percentages shown are on an annual basis. The charge deducted each month is equal to the monthly equivalent of the percentage shown.
   ** Equal to an annual rate assessed on the average daily net asset value in the Investment Divisions of the Separate Account.

DEDUCTIONS FROM PREMIUMS

     When we receive a premium payment from you, whether planned or unplanned, we will deduct a sales expense charge and a state tax charge. If your policy is a Non-Qualified Policy we will also deduct a federal tax charge.

SALES EXPENSE CHARGE

     We deduct a sales expense charge from each premium you pay to partially cover our expenses of selling the policy to you. The amount of the sales expense charge in a Policy Year is not necessarily related to our actual expenses for that particular year. To the extent that sales expenses are not covered by the sales expense charge and the surrender charge, they will be recovered from NYLIAC surplus, including any amounts derived from the mortality and expense risk charge, the charge for cost of insurance protection or the Separate Account administrative charge. The sales expense charge we deduct is a percentage of the premium you pay. This percentage varies depending on whether the total premium you have paid in any given Policy Year is above or below the Surrender Charge Premium for your policy.

SURRENDER CHARGE PREMIUM

     When your policy is issued, we determine the initial Surrender Charge Premium for your policy. Your Surrender Charge Premium is based on the specific age, sex, and underwriting class of the insured and the base policy face amount. We use the Surrender Charge Premium for the purpose of calculating the sales expense charge and the surrender charge. An increase in your Surrender Charge Premium will generally increase these charges. You can find your initial Surrender Charge Premium on the Policy Data Page. If you increase the face amount of your base policy, we will increase your Surrender Charge Premium to reflect the amount of increase and the insured's attained age on the most recent policy anniversary. If you decrease the face amount of your base policy, we will correspondingly decrease your Surrender Charge Premium, starting with the portion of your Surrender Charge Premium attributable to the most recent increase.

CURRENT SALES EXPENSE CHARGE

     We currently deduct a sales expense charge of 2.75% of any premiums paid up to the Surrender Charge Premium. Once premiums equal to the Surrender Charge Premium for the Policy Year have been paid, we currently deduct a sales expense charge of 1.25% from any additional premiums paid in that Policy Year.

GUARANTEED SALES EXPENSE CHARGE

     We may change the sales expense charge at any time. We guarantee that any sales expense charge we deduct will never exceed 4.75% of any premiums paid.

STATE TAX CHARGE

     Some jurisdictions impose a tax on the premiums insurance companies receive from their policyholders. We deduct a charge of 2% of all premiums we receive to cover these state taxes. We may increase the amount we deduct as a state tax charge to reflect changes in the law. Our right to increase this charge is limited in some jurisdictions by law.

FEDERAL TAX CHARGE

     NYLIAC's federal tax obligations will increase based upon premiums associated with Non-Qualified Policies. For Non-Qualified Policies, we deduct 1.25% of each premium payment you make to cover the federal tax that results. We do not deduct this charge from

Qualified Policies. We may increase the amount we deduct as a federal tax charge to reflect changes in the law.

DEDUCTIONS FROM CASH VALUE

     Each month, we will deduct a monthly contract charge, a cost of insurance charge, a Separate Account administrative charge, and a rider charge for the cost of any additional riders.

     We will deduct these charges from the cash value of your policy on the Monthly Deduction Day. The first Monthly Deduction Day will be the monthly anniversary of your Policy Date on or following the Issue Date. However, if we have not received your initial premium payment as of the Issue Date, the first Monthly Deduction Day will be the monthly anniversary of the Policy Date on or following the date we receive the initial premium payment. If the Policy Date is prior to the Issue Date, the deductions made on the first Monthly Deduction Day will cover the period from the Policy Date until the first Monthly Deduction Day.

EXPENSE ALLOCATION

     With the Expense Allocation feature, you have the choice of how to allocate the policy expenses. These include monthly cost of insurance, monthly cost of any riders on the policy, the monthly contract charge and the Separate Account Administrative charge. You instruct us at the time of the application and any time after, to have the expenses deducted from the MainStay VP Cash Management Investment Division, the Fixed Account, or a combination of both.

     If the values in the MainStay VP Cash Management Investment Division and/or the Fixed Account are insufficient to pay these charges, we will deduct as much of the charges as possible. The remainder of the charges will be deducted proportionately from each of the Investment Divisions. If you do not instruct us how you would like the expenses allocated, these charges will be deducted proportionately from each of the Investment Divisions including any unloaned amount in the Fixed Account.

MONTHLY CONTRACT CHARGE

     On each Monthly Deduction Day, we will deduct a monthly contract charge to cover our costs for providing certain administrative services including premium collection, record keeping, processing claims and communicating to our policyowners.

CURRENT MONTHLY CONTRACT CHARGE

     Currently, we deduct a monthly contract charge of $29 per month from policies in their first Policy Year and we currently expect to deduct $9 per month from policies in later Policy Years.

GUARANTEED MONTHLY CONTRACT CHARGE

     While we may change the monthly contract charge we deduct from your policy at any time, we guarantee that we will never charge you a monthly contract charge that is more than $31 per month during the first Policy Year and $11 per month in later Policy Years.

CHARGE FOR COST OF INSURANCE PROTECTION

     On each Monthly Deduction Day, we will deduct a charge for cost of insurance protection from the cash value of your policy. This charge covers the cost of providing Life Insurance Benefits to you.

     The cost of insurance charge is calculated by adding any applicable flat extra charge (which might apply to certain insureds based on our underwriting) to the monthly cost of insurance rate which applies to the insured at that time and multiplying the result by the net amount at risk on the Monthly Deduction Day. The net amount at risk is based on the difference between the current Life Insurance Benefit of your policy and the policy's cash value.

     Your cost of insurance charge will vary from month to month depending upon changes in the net amount at risk.

     We base the monthly cost of insurance rate we apply to your policy on our current monthly cost of insurance rates. We may change these rates from time to time. However, the current rates will never be more than the guaranteed maximum rates shown on the Policy Data Page. If the insured is age 17 or under when the policy is issued, we base the guaranteed rates on the 1980 Commissioner's Standard Ordinary Mortality Table. If the insured is age 18 or higher when the policy is issued and is in a standard or better underwriting class, we base the guaranteed rates on the 1980 Commissioner's Standard Ordinary Smoker and Nonsmoker Mortality Tables appropriate to the insured's underwriting class. We base the guaranteed rates for policies that insure Primary Insureds in substandard underwriting classes on higher rates than for standard or better underwriting classes. We base the current monthly cost of insurance rates on such factors as the sex, underwriting class and issue age of the insured and the Policy Year. The current monthly cost of insurance rates also depend on the face amount of the policy and the amount of any term insurance in effect on the insured under the Term Insurance on Other Covered Insurance Rider. Changes to the current monthly cost of insurance rates will be based on changes in future expectations of such factors as mortality, investment income, expenses and persistency.

SEPARATE ACCOUNT ADMINISTRATIVE CHARGE

     We deduct, on a monthly basis, an administrative charge to cover the cost of providing administrative policy services.

CURRENT SEPARATE ACCOUNT ADMINISTRATIVE CHARGE

     On each Monthly Deduction Day, we deduct a Separate Account administrative charge based on the cash value allocated to the Separate Account as of that Monthly Deduction Day. The current charges are:

                                                        THE SEPARATE ACCOUNT
               IF YOUR CASH VALUE IN                    ADMINISTRATIVE CHARGE
              THE SEPARATE ACCOUNT IS:                (ON AN ANNUAL BASIS) IS:
Less than $10,000                                               0.20%
Equal or greater than $10,000 but less than $20,000             0.15%
Equal or greater than $20,000 but less than $30,000             0.10%
Equal or greater than $30,000 but less than $50,000             0.05%
Equal or greater than $50,000                                      0%

GUARANTEED SEPARATE ACCOUNT ADMINISTRATIVE CHARGE

     We guarantee that this charge will never be more than, on an annual basis, 0.20% of the cash value in the Separate Account.

RIDER CHARGES

     On each Monthly Deduction Day, we will deduct charges for any optional rider benefits you have chosen from the cash value of your policy. We do not deduct a monthly charge for the Living Benefits Rider, the Insurance Exchange Rider or the Spouse's Paid-Up Insurance Option. However, we will deduct a $150 administrative fee when you receive an accelerated death benefit under the Living Benefits Rider.

ACCIDENTAL DEATH BENEFIT RIDER CHARGE

     If you choose this rider, we will deduct a charge equal to the amount of the accidental death benefit multiplied by the cost of insurance rate for this rider.

MONTHLY DEDUCTION WAIVER RIDER CHARGE

     If you choose this rider, we will deduct a charge equal to a percentage of the total monthly deduction charges made on the Monthly Deduction Day.

GUARANTEED MINIMUM DEATH BENEFIT RIDER CHARGE

     If you choose this rider, we will deduct a charge equal to $0.01 per $1000 multiplied by the sum of your policy's face amount and the face or benefit amount of any riders. The face or benefit amount of a rider is the amount that is multiplied by the cost of insurance rate for that rider. In addition to the rider charge, a premium commitment is required. See ADDITIONAL BENEFITS THROUGH RIDERS AND OPTIONS -- GMDB PREMIUM TEST.

TERM INSURANCE ON OTHER COVERED INSURED RIDER CHARGE

     If you choose this rider, we will deduct a charge equal to the amount of term insurance multiplied by the cost of insurance rate for this rider. We will deduct a charge for each person covered under this rider. The current cost of insurance rates for each person covered under this rider will be based on that person's age, sex and underwriting class, the amount of time since the rider was issued on that person and the amount of term insurance on that person. If this rider is issued on the Primary Insured, the current cost of insurance rates will also depend on the face amount of the base policy.

CHILDREN'S INSURANCE RIDER CHARGE

     If you choose this rider, we will deduct a charge equal to $0.45 for each unit of coverage.

GUARANTEED INSURABILITY RIDER CHARGE

     If you choose this rider, we will deduct a charge equal to the option amount you selected multiplied by the cost of insurance rate for this rider.

SEPARATE ACCOUNT CHARGES

     In addition to the deductions from premiums and the deductions from cash value, we will also deduct a mortality and expense risk charge from the Separate Account's Investment Divisions. We make this deduction on a daily basis.

MORTALITY AND EXPENSE RISK CHARGE

     We deduct on a daily basis a mortality and expense risk charge from each Investment Division to cover our mortality and expense risk. We assume a mortality risk that the group of lives we have insured under our policies will not live as long as we expected. In addition, we assume an expense risk that the cost of issuing and administering the policies we have sold will be greater than we estimated. We may use any profit derived from this charge for any lawful purpose, including any distribution expenses not covered by the sales expense charge.

CURRENT MORTALITY AND EXPENSE RISK CHARGE

     We currently deduct on a daily basis a mortality and expense risk charge that is equal to an annual rate of .50% of the average daily net asset value of each Investment Division.

GUARANTEED MORTALITY AND EXPENSE RISK CHARGE

     While we may change the mortality and expense risk charge we deduct, we guarantee that this charge will never be more than an annual rate of .80% of the average daily net asset value of each Investment Division.

OTHER CHARGES FOR FEDERAL INCOME TAXES

     We do not currently deduct any charges from the Investment Divisions for federal income taxes attributable to them. We may choose to deduct such a charge in the future in order to provide for any future income tax liability of the Investment Divisions.

FUND CHARGES

     Each Investment Division of the Separate Account purchases shares of the corresponding Portfolio at net asset value. The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of the Portfolio. The advisory fees and other expenses are not fixed or specified under the terms of the policy, and they may vary from year to year. These fees and expenses are described in the Funds' prospectuses. The following chart reflects fees and charges that are provided by the Funds or their agents, which are based on 2000 expenses and may reflect estimated charges:

                                                                                                                     MAINSTAY VP
                                              MAINSTAY VP    MAINSTAY VP                               MAINSTAY VP   HIGH YIELD
                                MAINSTAY VP     CAPITAL         CASH       MAINSTAY VP   MAINSTAY VP     GROWTH       CORPORATE
                                   BOND       APPRECIATION   MANAGEMENT    CONVERTIBLE   GOVERNMENT      EQUITY         BOND
                                -----------   ------------   -----------   -----------   -----------   -----------   -----------
FUND ANNUAL EXPENSES AFTER
  REIMBURSEMENT
  (as a % of average net
  assets for the fiscal year
  ended December 31, 2000)(a)
  Advisory Fees...............     0.25%         0.36%          0.25%         0.36%         0.30%         0.25%         0.30%
  Administration Fees.........     0.20%         0.20%          0.20%         0.20%         0.20%         0.20%         0.20%
  Other Expenses..............     0.06%         0.07%          0.07%         0.10%         0.10%         0.05%         0.10%
  Total Fund Annual
    Expenses..................     0.51%         0.63%          0.52%         0.66%         0.60%         0.50%         0.60%


                                MAINSTAY VP    MAINSTAY VP    MAINSTAY VP
                                  INDEXED     INTERNATIONAL      TOTAL      MAINSTAY VP
                                  EQUITY         EQUITY         RETURN         VALUE
                                -----------   -------------   -----------   -----------
FUND ANNUAL EXPENSES AFTER
  REIMBURSEMENT
  (as a % of average net
  assets for the fiscal year
  ended December 31, 2000)(a)
  Advisory Fees...............     0.10%          0.60%          0.32%         0.36%
  Administration Fees.........     0.20%          0.20%          0.20%         0.20%
  Other Expenses..............     0.07%          0.21%          0.07%         0.08%
  Total Fund Annual
    Expenses..................     0.37%          1.01%          0.59%         0.64%

                              MAINSTAY VP   MAINSTAY VP
                               AMERICAN       DREYFUS      MAINSTAY VP        ALGER
                                CENTURY        LARGE       EAGLE ASSET       AMERICAN      CALVERT      FIDELITY      FIDELITY VIP
                               INCOME &       COMPANY      MANAGEMENT         SMALL         SOCIAL         VIP          EQUITY-
                                GROWTH         VALUE      GROWTH EQUITY   CAPITALIZATION   BALANCED   CONTRAFUND(R)      INCOME
                              -----------   -----------   -------------   --------------   --------   -------------   ------------
FUND ANNUAL EXPENSES AFTER
  REIMBURSEMENT
  (as a % of average net
  assets for the fiscal year
  ended December 31,
  2000)(a)
  Advisory Fees.............     0.50%         0.60%          0.50%           0.85%         0.70%         0.57%          0.48%
  Administration Fees.......     0.20%         0.20%          0.20%           0.00%         0.00%         0.00%          0.00%
  Other Expenses............     0.20%         0.21%          0.10%           0.05%         0.18%(b)      0.09%          0.08%
  Total Fund Annual
    Expenses................     0.90%         1.01%          0.80%           0.90%         0.88%(b)      0.66%(c)       0.56%(c)


                                            JANUS ASPEN
                              JANUS ASPEN     SERIES      MORGAN STANLEY     T. ROWE
                                SERIES       WORLDWIDE     UIF EMERGING    PRICE EQUITY
                               BALANCED       GROWTH      MARKETS EQUITY      INCOME
                              -----------   -----------   --------------   ------------
FUND ANNUAL EXPENSES AFTER
  REIMBURSEMENT
  (as a % of average net
  assets for the fiscal year
  ended December 31,
  2000)(a)
  Advisory Fees.............     0.65%         0.65%          1.09%           0.85%(f)
  Administration Fees.......     0.00%         0.00%          0.25%           0.00%
  Other Expenses............     0.01%         0.04%          0.46%           0.00%
  Total Fund Annual
    Expenses................     0.66%(d)      0.69%(d)       1.80%(e)        0.85%

------------
(a) The fund or its agents provided the fees and charges, which are based on 2000 expenses and may reflect estimated charges, except for Janus. We have not verified the accuracy of the information provided by the Fund or its agents.

(b) "Other Expenses" reflect an indirect fee of 0.02% relating to a fee offset arrangement with the custodian bank whereby the custodian's and transfer agent's fee may be paid indirectly by credits earned on the Portfolio's uninvested cash balances. Net fund operating expenses after reductions for these fees paid indirectly would be 0.86% for the Social Balanced Portfolio. Total expenses have been restated to reflect expenses expected to be incurred in 2001.
(c) Actual annual class operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses, and/or because through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses.
(d) Expenses are based upon expenses for the fiscal year ended December 31, 2000, restated to reflect a reduction in the management fee for the Portfolio. All expenses are shown without the effect of any expense offset arrangements.
(e) Morgan Stanley Asset Management has voluntarily waived receipt of its "Advisory Fees" and agreed to reimburse the Portfolio, if necessary, to the extent that the "Total Fund Annual Expenses" of the Portfolio exceed 1.75% of average daily net assets. For purposes of determining the actual amount of the voluntary management fee waiver and/or expense reimbursement, the adviser excludes from total annual operating expenses certain investment related expenses such as foreign country tax expenses and interest expense on borrowing totaling 0.05%. Absent such reductions, it is estimated that "Advisory Fees," "Administration Fees," "Other Expenses" and "Total Fund Annual Expenses" would have been 1.25%, 0.25%, 0.46% and 1.96%, respectively.
(f) The "Advisory Fees" include the ordinary operating expenses of the Fund.

SURRENDER CHARGES

CHARGES IN POLICY YEARS 1-15

     During the first fifteen Policy Years, we will deduct a surrender charge from the cash value of your policy if you:

        - surrender your policy; or

        - decrease the face amount of your policy (including a decrease in the face amount that results from changing the Life Insurance Benefit Option or from a partial withdrawal).

     This surrender charge is in addition to the sales expense charge. The surrender charge we deduct if you surrender your entire policy (assuming you have not made any changes to your policy) is the lesser of:

        - 50% of the total premiums you have paid under the policy; or

        - a percentage of the Surrender Charge Premium (as shown in the table below for the applicable Policy Year). The Surrender Charge Premium is shown on your Policy Data Page. The surrender charge we deduct if you decrease the face amount of your policy is described below.

                       PERCENTAGE
  POLICY YEAR           APPLIED
  -----------       ----------------
      1-3                 100%
        4                  93%
        5                  86%
        6                  79%
        7                  72%
        8                  65%
        9                  58%
       10                  51%
       11                  44%
       12                  37%
       13                  30%
       14                  23%
       15                  15%
       16+                  0%

Example: Assume that a policyowner (a) has a policy with a Surrender Charge
         Premium of $1,495.00, (b) has paid $3,500.00 of premiums under the policy, (c) has not increased the face amount of the policy, and (d) surrenders the policy in the third Policy Year. The surrender charge for the policy would be the lesser of (i) 100% of the Surrender Charge Premium ($1,495.00) or (ii) 50% of the total premiums paid ($1,750.00). In this case, the surrender charge would be $1,495.00.

ADDITIONAL CONTRACT CHARGE ON A SURRENDER OR LAPSE IN THE FIRST POLICY YEAR

     If you surrender your policy during the first Policy Year, we will deduct an additional contract charge when you surrender your policy. This charge will also apply if the policy lapses during the first Policy Year and is subsequently reinstated. This additional charge equals the difference between a and b multiplied by c [i.e., (a - b) X c], where:
     a = the monthly contract charge for the first Policy Year;
     b = the monthly contract charge for subsequent Policy Years; and c = the number of Monthly Deduction Days which fall during the first Policy
         Year, between the day you surrender your policy (or the date your policy lapsed) and the first anniversary of your Policy Date (or the date of reinstatement).

     This charge will not exceed $341.

SURRENDER CHARGES AFTER FACE AMOUNT INCREASES

     If you increase your policy's face amount (other than an increase that results from a change in your Life Insurance Benefit Option), we will apply a new surrender charge schedule to the amount of the increase in the face amount. This schedule will start on the day we process your request. The Surrender Charge Premium we use under this schedule will be based on the insured's attained age on the most recent policy anniversary at the time of increase. The original surrender charge schedule will continue to apply to the original face amount of your policy.

     If you have made multiple increases to the face amount of your policy, and later decide to decrease the face amount of your policy or surrender it, we will calculate the surrender charge in the following order:

     1) based on the surrender charge associated with the last increase in face amount;

     2) based on each prior increase, in the reverse order in which the increases occurred; and

     3) based on the initial face amount.

SURRENDER CHARGES ON FACE AMOUNT DECREASES

     If you decrease the face amount of your policy, we will deduct a surrender charge, if applicable. This charge will equal the difference between the surrender charge that we would have charged if you had surrendered your entire policy before the decrease and the surrender charge that we would charge if you surrendered your entire policy after the decrease.

                                              EXAMPLE:
                            --------------------------------------------
                            Face Amount prior to Decrease:     $500,000
                            Amount of Decrease:                $100,000
                            ------------------------           --------
                            Face Amount after Decrease:        $400,000
                            Surrender Charge on Face Amount
                              prior to Decrease ($500,000)     $  1,280
                            Less Surrender Charge on Face
                              Amount after Decrease
                              ($400,000)                       $  1,030
                            ---------------------------------  --------
                            Surrender Charge Deducted          $    250

     We will not impose a surrender charge on a decrease or termination of any rider.

EXCEPTIONS TO SURRENDER CHARGE

     We will not deduct a surrender charge if:

     -- we cancel the policy;

     -- we pay proceeds upon the death of the insured; or

     -- we pay a required Internal Revenue Service minimum distribution.

                              GENERAL DESCRIPTION

     The policy provides life insurance protection on a named insured, and pays Policy Proceeds when that insured dies while the policy is in effect. The policy offers:

    -- flexible premium payments, where you select the timing and amount of the premium;

    -- a choice of two Life Insurance Benefit Options;

    -- loan and partial withdrawal privileges;

    -- the ability to increase or decrease the policy's face amount of insurance;

    -- a guarantee that the policy will not lapse during the first three Policy
       Years if the specified minimum premiums have been paid;

    -- additional benefits through the use of riders; and

    -- a selection of premium and expense allocation alternatives, including twenty-two variable Investment Divisions and a Fixed Account with a guaranteed minimum interest rate.

WHEN LIFE INSURANCE COVERAGE BEGINS

     If you have coverage under a conditional temporary coverage agreement and if the policy is issued, the policy will replace the temporary coverage. Your coverage under the policy will be deemed to have commenced on the Policy Date.

     In all other cases, if the policy is issued, coverage under the policy will take effect when we receive the premium payment that you are required to make when the policy is delivered to you.

HOW THE POLICY IS AVAILABLE

     Variable Universal Life 2000 is available to our policyowners as either a Non-Qualified or Qualified Policy. We issue Qualified Policies on a unisex basis. Any reference in this prospectus which makes a distinction based on the sex of the insured should be disregarded as it relates to such policies.

HOW THE POLICY WORKS

     We will pay your beneficiary the Policy Proceeds if your policy is still in effect when the Primary Insured dies. During the first three policy years, we guarantee that the policy will not lapse so long as the total amount of premiums paid (less any loans and partial withdrawals) is at least equal to the minimum monthly premium, multiplied by the number of months the policy has been in force. Your policy will stay in effect so long as the cash surrender value of your policy is sufficient to pay your policy's monthly charges. The following example demonstrates how we determine the cash surrender value of your policy.

                                    EXAMPLE

     This example is based on the illustration shown in Appendix A. It assumes current charges and a 6% hypothetical gross annual investment return, which results in a 4.68% net annual investment return. It also assumes the policy is in its first Policy Year.

PREMIUM(1)                                    $ 3,000.00        You choose the amount of premium you intend to
  Less sales expense charge(2)                     82.50        pay and the frequency with which you intend to
  Less state tax charge (2%)                       60.00        make these payments. We call this your planned
  Less Federal tax charge (1.25%)                  37.50        premium. Any additional premium payments you
        (if applicable)                                         make are called unplanned premiums.
------------------------------------------
NET PREMIUM                                   $ 2,820.00        We allocate your net premium to the Investment
  Plus net investment performance (earned                       Divisions and/or the Fixed Account based on your
       from the Investment Divisions                            instructions.
       and/or the Fixed Account) (varies
       daily)                                     117.97
                                                    348.00
  Less total annual monthly contract
        charge(3)
  Less total annual monthly cost of                 213.04
       insurance charge (varies monthly)
  Less total annual Separate Account
       administrative charge (based on
       amount of cash value allocated to
       the Separate Account)(4)                       5.23
  Less total annual monthly cost of
       riders(5)                                      0.00
------------------------------------------
CASH VALUE                                    $ 2,371.70        Cash value may be used to determine the amount
  Less surrender charge(6)                                      of your Life Insurance Benefit as well as the
        (if applicable)                         1,500.00        cash surrender value of your policy.

                                                                We may assess a surrender charge when you make a
                                                                face amount decrease, partial withdrawal or full
                                                                surrender in the first fifteen Policy Years or
                                                                within fifteen years after you increase the face
                                                                amount.
------------------------------------------
CASH SURRENDER VALUE                          $   871.70        The amount of loans, withdrawals and surrenders
                                                                you can make is based on your policy's cash
                                                                surrender value. Your policy will terminate if
                                                                your cash surrender value is insufficient to pay
                                                                your policy's monthly charges.

------------
(1) This example assumes you pay an annual planned premium of $3,000 at the beginning of the Policy Year and that you do not make any unplanned premium payments.
(2) For details about how we calculate the sales expense charge for your policy, you should refer to DEDUCTIONS AND CHARGES--DEDUCTIONS FROM PREMIUMS--SALES EXPENSE CHARGE.
(3) We currently deduct a monthly contract charge of $29 per month from a policy in its first Policy Year. For a policy in a later Policy Year, we currently expect to deduct a monthly contract charge of $9 per month.
(4) For details about how we calculate the Separate Account administrative charge for your policy, you should refer to DEDUCTIONS AND CHARGES--DEDUCTIONS FROM CASH VALUE--SEPARATE ACCOUNT ADMINISTRATIVE CHARGE.
(5) This example assumes you have not chosen any riders.
(6) If you surrender your policy in the first Policy Year, we will include an additional contract charge in the surrender charge we deduct from your policy. For details, you should refer to DEDUCTIONS AND CHARGES--SURRENDER CHARGES--CHARGES IN POLICY YEARS 1-15.

                           LIFE INSURANCE PROTECTION

YOUR POLICY PROCEEDS

     We will pay proceeds to your beneficiary when we receive satisfactory proof that the Primary Insured died. These proceeds will equal:

            1)  the Life Insurance Benefit calculated under the Life
                Insurance Benefit Option you have chosen;
    plus    2)  any additional death benefits under the riders on the life of the Primary Insured you have chosen;
    less    3)  any outstanding loans (including any accrued loan interest)
                on the policy.

     We will pay interest on these proceeds from the date the insured died until the date we pay the proceeds or the date when the payment option you have chosen becomes effective.

YOUR LIFE INSURANCE BENEFIT

     Under your policy, the Life Insurance Benefit depends on the Life Insurance Benefit Option you choose. Your policy offers two options:

     OPTION 1-- The Life Insurance Benefit under this option is equal to the policy's face amount. Except as described below, your Life Insurance Benefit under this option will be a level amount.

     OPTION 2-- The Life Insurance Benefit under this option is equal to the policy's face amount plus the policy's cash value. The Life Insurance Benefit under this option will vary with the policy's cash value. Your Life Insurance Benefit will never be less than your policy's face amount.

     Under both options, your Life Insurance Benefit may be greater if the minimum percentage of the policy's cash value necessary for the policy to qualify as life insurance under Section 7702 of the Internal Revenue Code is greater than the amount calculated under the option you have chosen. In general, this higher Life Insurance Benefit will be the cash value of your policy multiplied by the minimum percentage required by Section 7702 of the Internal Revenue Code. (You can find this percentage on the Policy Data Page).

     Under Section 7702 of the Internal Revenue Code, a policy will generally be treated as life insurance for federal tax purposes if at all times it meets either (1) a "guideline premium" test or (2) a "cash value accumulation" test. In general, the cash value accumulation test will allow you to make higher premium payments during the policy's early years and, in general, the guideline premium test will allow you to maintain a higher cash value in relation to the Life Insurance Benefit. You must choose either the guideline premium test or the cash value accumulation test before the policy is issued. Once the policy is issued, you may not change to a different test.

     Assuming your Life Insurance Benefit does not increase in order to meet the requirements of Section 7702 of the Internal Revenue Code, and assuming the same face amount and premium payments under both options:

        - If you choose Option 1, your Life Insurance Benefit will not vary in amount and you will generally have lower total policy cost of insurance charges and lower Policy Proceeds.

        - If you choose Option 2, your Life Insurance Benefit will vary with your policy's cash value and you will generally have higher total policy cost of insurance charges and higher Policy Proceeds.

                                    EXAMPLES
             (Effect of IRC Section 7702 on Life Insurance Benefit)

                        LIFE INSURANCE BENEFIT OPTION 1
                        LIFE INSURANCE BENEFIT OPTION 2

EXAMPLE 1:
 Female Nonsmoker Age 45 at Death;
  7702 Test: Guideline Premium Test
                              POLICY A    POLICY B
(1) Face Amount...........  $  100,000  $  100,000
(2) Cash Value............  $   40,000  $   50,000
(3) IRC Section 7702
    Percentage on Date of
    Death.................        215%        215%
(4) Cash Value multiplied
    by 7702 Percentage....  $   86,000  $  107,500
(5) Death Benefit =
    Greater of (1) and
    (4)...................  $  100,000  $  107,500

EXAMPLE 3:
 Female Nonsmoker Age 45 at Death;
  7702 Test: Cash Value Accumulation Test
                              POLICY A    POLICY B
(1) Face Amount...........  $  100,000  $  100,000
(2) Cash Value............  $   25,000  $   40,000
(3) IRC Section 7702
    Percentage on Date of
    Death.................        353%        353%
(4) Cash Value multiplied
    by 7702 Percentage....  $   88,250  $  141,200
(5) Death Benefit =
    Greater of (1) and
    (4)...................  $  100,000  $  141,200

EXAMPLE 2:
 Female Nonsmoker Age 45 at Death;
  7702 Test: Guideline Premium Test
                              POLICY A    POLICY B
(1) Face Amount...........  $  100,000  $  100,000
(2) Cash Value............  $   40,000  $   90,000
(3) IRC Section 7702
    Percentage on Date of
    Death.................        215%        215%
(4) Cash Value multiplied
    by 7702 Percentage....  $   86,000  $  193,500
(5) Death Benefit =
    Greater of (1) + (2)
    and (4)...............  $  140,000  $  193,500

EXAMPLE 4:
 Female Nonsmoker Age 45 at Death;
  7702 Test: Cash Value Accumulation Test
                              POLICY A    POLICY B
(1) Face Amount...........  $  100,000  $  100,000
(2) Cash Value............  $   25,000  $   40,000
(3) IRC Section 7702
    Percentage on Date of
    Death.................        353%        353%
(4) Cash Value multiplied
    by 7702 Percentage....  $   88,250  $  141,200
(5) Death Benefit =
    Greater of (1) + (2)
    and (4)...............  $  125,000  $  141,200


CHANGING YOUR LIFE INSURANCE BENEFIT OPTION

     You can change the Life Insurance Benefit Option for your policy while the Primary Insured is alive. However, we may prohibit you from changing the Life Insurance Benefit Option if the change would (i) cause the face amount of the policy to be less than $50,000, (ii) cause the policy to fail to qualify as life insurance under Section 7702 of the Internal

Revenue Code, or (iii) cause the policy's face amount to exceed our limits on the risk we retain, which we set at our discretion.

 CHANGES FROM OPTION 1 TO OPTION 2

      If you change from Option 1 to Option 2, we will decrease the face amount of your policy by the amount of the cash value, so that your Life Insurance Benefit immediately before and after the change remains the same. If a surrender charge applies to face amount decreases at the time you change your Life Insurance Benefit Option, we will assess a surrender charge based on the amount of the face amount decrease.

 CHANGES FROM OPTION 2 TO OPTION 1

      If you change from Option 2 to Option 1, we will increase the face amount of your policy by the amount of the cash value, so that your Life Insurance Benefit immediately before and after the change remains the same. We will continue to apply the existing surrender charge schedule to your policy, but we will not apply a new surrender charge schedule to the increased face amount resulting from the change in this option.

     In order to change your Life Insurance Benefit Option, you must submit a signed request to the Variable Products Service Center at the address shown on the cover of this prospectus (or any other address we indicate to you in writing). We will change your Life Insurance Benefit Option on the Monthly Deduction Day on or after the date we receive your written request.

                                    EXAMPLE

 CHANGE FROM OPTION 1 TO OPTION 2

 Cash Value                                                          $  200,000

 Face Amount
   before option change                                              $1,000,000

 Face Amount
   after option change                                               $  800,000
   ($1,000,000 - $200,000)

 Life Insurance Benefit
   immediately before and
   after Option change                                               $1,000,000
 CHANGE FROM OPTION 2 TO OPTION 1

 Cash Value                                                          $  150,000

 Face Amount
   before option change                                              $1,000,000

 Face Amount
   after option change                                               $1,150,000
   ($1,000,000 + $150,000)

 Life Insurance Benefit
   immediately before and
   after option change                                               $1,150,000

CHANGING THE FACE AMOUNT OF YOUR POLICY

     The face amount of your policy affects the amount of the Life Insurance Benefit of your policy.

 INCREASING YOUR POLICY'S FACE AMOUNT

      You may request an increase in the face amount of your policy if all of the following conditions are met:

      -- the Primary Insured is still living;

      -- the Primary Insured is age 80 or younger;

      -- the increase you are requesting is $5,000 or more;

      -- the requested increase will not cause the policy's face amount to exceed our maximum limit on the risk we retain, which we set at our discretion; and

      -- you submit a written application signed by the insured along with satisfactory evidence of insurability.

      We may limit any increase in the face amount of your policy.

      If we approve your request for a face amount increase, we will increase your policy's face amount on the Monthly Deduction Day on or after the day we approve the increase.

      An increase in the face amount of your policy may have the following consequences which you should consider:

      -- additional cost of insurance charges;

      -- a new fifteen year surrender charge period based only on the amount of the increase will begin;

      -- a new suicide and contestability period applicable only to the amount of the increase will begin;

      -- a change in the life insurance percentage applied to the entire policy under Section 7702 of the Internal Revenue Code may occur;

      -- a new seven year testing period for modified endowment contract status may begin; and

      -- restrictions on the amount that you may transfer from the Investment
         Divisions to the Fixed Account.

 DECREASING YOUR POLICY'S FACE AMOUNT

      You may request a decrease in the face amount of your policy if both of the following conditions are met:

      -- the insured is still living; and

      -- the decrease you are requesting will not reduce the policy's face amount below $50,000.

      We may limit any decrease in the face amount of your policy.

      If we approve your request for a face amount decrease, we will decrease your policy's face amount on the Monthly Deduction Day on or after the day we receive your written request for a decrease.

      A decrease in the face amount of your policy may have the following consequences which you should consider:

      -- a change in the total policy cost of insurance charge;

      -- a surrender charge may apply to the amount of the decreased face amount (we will deem the amount attributable to your most recent increase in face amount to be canceled first); and

      -- possible adverse tax consequences.

                      CASH VALUE AND CASH SURRENDER VALUE

CASH VALUE

     The cash value of your policy is the sum of the amounts the policy has in the Investment Divisions in the Separate Account and in the Fixed Account. These amounts are allocated based on the instructions you give us. A number of factors affect your policy's cash value including but not limited to:

     -- the amount and frequency of the premiums you pay;

     -- the investment experience of the Investment Divisions you choose;

     -- the interest credited on the amount in the Fixed Account; and

     -- the amount of any partial withdrawals you make (including any charges you incur as a result of the withdrawal).

     The cash value is not necessarily the amount you receive when you surrender your policy. See CASH VALUE AND CASH SURRENDER VALUE--CASH SURRENDER VALUE and SURRENDERS for details about surrendering your policy.

AMOUNT IN THE SEPARATE ACCOUNT

     We use amounts allocated to an Investment Division to purchase accumulation units of an Investment Division. We redeem accumulation units from an Investment Division when amounts are loaned, withdrawn, transferred, surrendered or deducted for charges or loan interest. We calculate the number of accumulation units purchased or redeemed in an Investment Division by dividing the dollar amount of the transaction by the Investment Division's accumulation unit value. On any given day, the amount you have in the Separate Account is the value of the accumulation units you have in all of the Investment Divisions of the Separate Account. The value of the accumulation units you have in a given Investment Division equals the current accumulation unit value for the Investment Division multiplied by the number of accumulation units held in that Investment Division.

     We determine accumulation unit values for the Investment Divisions as of the end of each valuation day. A valuation day is any day the New York Stock Exchange is open for regular trading.

     The value of an accumulation unit on any valuation day equals the value of an accumulation unit on the preceding valuation day multiplied by the net investment factor. We calculate a net investment factor for the period from the time the New York Stock Exchange closed on the immediately preceding valuation day to the time it closed on the current valuation day using the following formula:

                                    (a/b)-c

        Where: a = the sum of:

                      (1) the net asset value of the Fund share held in the
                          Separate Account for that Investment Division at the end of the current valuation day, plus

                      (2) the per share amount of any dividends or capital gain
                          distributions made by the Fund for shares held in the Separate Account for that Investment Division if the ex-dividend date occurs during such period.

                 b = the net asset value of the Fund share held in the Separate
                     Account for that Investment Division at the end of the preceding valuation day.

                 c = a factor representing the mortality and expense risk
                     charge. This factor is deducted on a daily basis and is currently equal to an annual rate of .50% of the value of each Investment Division's assets.

     The net investment factor may be greater or less than one. Therefore, the value of an accumulation unit may increase or decrease.

AMOUNT IN THE FIXED ACCOUNT

     The amount you have in the Fixed Account equals:

             1) the sum of the net premiums you have allocated to the Fixed
                Account;

        plus 2) any transfers you have made from the Separate Account to the Fixed Account;

        plus 3) any interest credited to the Fixed Account;

        less 4) any amounts you have withdrawn from the Fixed Account;

        less 5) any charges we have deducted from the Fixed Account;

        less 6) any transfers you have made from the Fixed Account to the Separate Account.

INVESTMENT RETURN

     The investment return of your policy is based on the amount you have in each Investment Division of the Separate Account, the amount you have in the Fixed Account, the investment experience of each Investment Division as measured by its actual net rate of return, and the interest rate we credit on the amount you have in the Fixed Account.

     The investment experience of an Investment Division of the Separate Account reflects increases or decreases in the net asset value of the shares of the underlying Fund, any dividend or capital gains distributions declared by the Fund, and any charges against the assets of the Investment Division. We determine this investment experience each valuation day, which is when the net asset value of the underlying Fund is determined. The actual net rate of return for an Investment Division measures the investment experience from the end of one valuation day to the end of the next valuation day.

CASH SURRENDER VALUE

     The cash surrender value of your policy is the amount we will pay you if you surrender your policy. The cash surrender value of your policy is equal to the cash value of the policy less any surrender charges and any outstanding policy loans (including any accrued loan interest). If you surrender your policy during the first Policy Year, an additional contract charge applies. See SURRENDER CHARGES--ADDITIONAL CONTRACT CHARGE ON A SURRENDER OR LAPSE IN THE FIRST POLICY YEAR. Since the cash value of the policy fluctuates with the performance of the Investment Divisions and the interest credited to the Fixed Account, and because a surrender charge may apply, the cash surrender value may be more or less than the total premium payments you have made less any premium deductions and deductions from cash value that were made.

     Cash surrender value is significant for two reasons:

        -- Loans and Partial Withdrawals--You can take loans and partial withdrawals from your policy based on the amount of the policy's cash surrender value.

        -- Keeping Your Policy in Effect--While premium payments are flexible, you may need to make additional premium payments so that the cash surrender value of your policy is sufficient to pay the charges needed to keep your policy in effect.
                                     LOANS

     You can borrow any amount up to the loan value of the policy. The loan value at any time is equal to 90% of your policy's cash value, less any surrender charges, and, in the first Policy Year, less the amount of any additional contract charge which would apply if you were to fully surrender your policy during that time. (See SURRENDER CHARGES--ADDITIONAL CONTRACT CHARGE ON A SURRENDER OR LAPSE IN THE FIRST POLICY YEAR.) Your policy will be used as collateral to secure this loan. Any amount that secures a loan remains part of your policy's cash value but is transferred to the Fixed Account. We credit any amount that secures a loan (the loaned amount) with an interest rate that we expect to be different from the interest rate we credit on any unloaned amount in the Fixed Account.

YOUR POLICY AS COLLATERAL FOR THE LOAN

     When you request a loan, a transfer of funds will be made from the Separate Account to the Fixed Account so that the cash value in the Fixed Account is at least 106% of the requested loan plus any outstanding loans, including accrued loan interest. This percentage will change in accordance with changes in the loan interest rate, but will never exceed 108%. We will transfer these funds from the Investment Divisions of the Separate Account in accordance with your instructions, or if you have not provided us with any instructions, in proportion to the amounts you have in each Investment Division. While any policy loan is outstanding, we will not allow you to make any partial withdrawals or transfer any funds from the Fixed Account if the partial withdrawal or transfer would cause the cash value of the Fixed Account to fall below 106% of all outstanding loans (or a different percentage based on the loan interest rate). Additionally, if the monthly deductions from cash value will cause the cash value of the Fixed Account to fall below the total amount of all outstanding policy loans and any accrued interest, we will take these deductions from the Investment Divisions of the Separate Account in proportion to the amounts you have in each Investment Division.

LOAN INTEREST

     We currently charge an effective annual loan interest rate of 6%. See LOANS--WHEN LOAN INTEREST IS DUE for details on when the loan interest is payable. We may increase or decrease this rate. However, the rate will never exceed 8%. We will determine the loan interest rate at least once every twelve months, but not more frequently than once every three months. If we increase the rate, we will not increase it by more than 1% per calendar year.

INTEREST ON THE CASH VALUE HELD AS COLLATERAL

     When you take a loan from your policy, the loaned amount which we hold in the Fixed Account may earn interest at a different rate from the rate we charge you for loan interest. The rate on the loaned amount in the Fixed Account may also be different from the rate we credit on other amounts in the Fixed Account. The rate we credit on loaned amounts will never be less than 2% less than the rate we charge for policy loans. We guarantee that the interest rate we credit on loaned amounts will always be at least 3%. For the first ten Policy Years, the rate we currently expect to credit on loaned amounts is 1% less than the rate we charge for loan interest. Beginning in the eleventh Policy Year, the rate we currently expect to credit on loaned amounts is 0.5% less than the rate we charge for loan interest.

WHEN LOAN INTEREST IS DUE

     The interest we charge on a loan accrues daily and is payable on the earliest of the following dates:

     -- the policy anniversary;

     -- the date you increase or repay a loan;

     -- the date you surrender the policy;

     -- the date the policy lapses; or

     -- the date on which the insured dies.

     Any loan interest due on a policy anniversary which you do not pay will be charged against the policy as an additional loan. You should be aware that the larger the loan becomes relative to the cash value, the greater the risk that the remaining cash value may not be sufficient to support the policy charges and expenses, including any loan interest due, and the greater the risk of the policy lapsing. See LOAN REPAYMENT below.

LOAN REPAYMENT

     You may repay all or part of a policy loan at any time while your policy is in effect. We will consider any payment we receive from you while you have a loan outstanding to be a premium payment unless you tell us in writing that it is a loan repayment. When we receive a loan repayment, we will first use that money to repay any portion of the outstanding loan which was originally taken from the Fixed Account. We will allocate any remaining portion of the loan repayment to the Investment Divisions in the same proportion as the amount of money you have in each Investment Division on the date of the loan repayment, unless you indicate otherwise and we agree.

     If the amount of any unpaid loans (including any accrued loan interest) is greater than the cash value of your policy less any applicable surrender charges, we will mail a notice to you at your last known address. We will also send a copy of the notice to the last known assignee, if any, on our records. If you do not pay the necessary amount within 31 days after the day we mail you this notice, we will terminate your policy. This could result in a taxable gain to you.

THE EFFECTS OF A POLICY LOAN

     A loan, repaid or not, has a permanent effect on your Cash Value. This effect occurs because the investment result of each Investment Division applies only to the amount remaining in such Investment Divisions. The longer a loan is outstanding, the greater the effect on your Cash Value is likely to be. The effect could be favorable or unfavorable. If the Investment Divisions earn more than the annual interest rate for loaned amounts held in the Fixed Account, your Cash Value will not increase as rapidly as it would have had no loan been made. If the Investment Divisions earn less than the interest earned on loaned amounts held in the Fixed Account, then your Cash Value may be greater than it would have been had no loan been made. If not repaid, the aggregate amount of the outstanding loan principal and any accrued interest will reduce the Policy Proceeds that might otherwise be payable.

     In addition, unpaid loan interest generally will be treated as a new loan under the Code. If the Policy is a modified endowment contract, a loan may result in taxable income to you. In addition, for all policies, if the loans taken, including unpaid loan interest, exceed the premiums paid, policy surrender or policy lapse will result in a taxable gain to you. See FEDERAL TAX CONSIDERATIONS for more information.
                              PARTIAL WITHDRAWALS

     You can request a partial withdrawal from your policy's cash surrender value if the following conditions are met:
     -- the insured is living;
     -- the partial withdrawal being requested is at least $500; and -- the partial withdrawal will not cause the policy to fail to qualify as life insurance under Section 7702 of the Internal Revenue Code.

AMOUNT AVAILABLE TO WITHDRAW

     You can withdraw an amount up to the cash surrender value of your policy. When we process a partial withdrawal, we use the accumulation unit values next determined after we receive your written request. We will not allow a partial withdrawal if it would reduce the face amount of your policy (not including riders) below $50,000.

REQUESTING A PARTIAL WITHDRAWAL

     You can request a partial withdrawal from your policy by sending a written request to the Variable Products Service Center at the address listed on the front cover of this prospectus.

WHEN IS THE PARTIAL WITHDRAWAL EFFECTIVE

     Unless you choose a later effective date, your requested partial withdrawal will be effective on the date we receive your written request. However, if the day we receive your request is not a day on which the New York Stock Exchange ("NYSE") is open or if your request is received after the close of the NYSE, then the requested partial withdrawal will be effective on the next day on which the NYSE is open.

PARTIAL WITHDRAWAL FEE AND SURRENDER CHARGE

     When you make a partial withdrawal, we will deduct a fee for processing the partial withdrawal. This fee will not exceed the lesser of $25 or 2% of the amount withdrawn. Additionally, a partial withdrawal may result in a decrease in your policy's face amount which may cause a surrender charge to apply as described in DEDUCTIONS AND CHARGES--SURRENDER CHARGES.

ALLOCATION OF PARTIAL WITHDRAWAL AND FEE

     You can specify how much of the partial withdrawal you want taken from the amount you have in each of the Investment Divisions and in the Fixed Account. If you do not specify how you would like your partial withdrawal allocated, we will deduct the partial withdrawal and any withdrawal fee from the Investment Divisions and/or the Fixed Account in proportion to the amounts you have in each of these investment options. If you request a partial withdrawal that is greater than the amount in the Investment Divisions and/or in the Fixed Account you have chosen, we will reduce the amount of the partial withdrawal to the amount available in those Investment Divisions and/or in the Fixed Account and pay you that amount less any applicable withdrawal fee and surrender charge.

THE EFFECTS OF A PARTIAL WITHDRAWAL

     When you make a partial withdrawal, we reduce your cash value and cash surrender value by the amount of the partial withdrawal, and any applicable withdrawal fee and surrender charge. Additionally, if you have elected Life Insurance Benefit Option 1, we reduce your policy's face amount and your Policy Proceeds by the amount of the withdrawal (not including the effects of any withdrawal fee or surrender charge). This occurs because your Life Insurance Benefit under this option is equal to your policy's face amount. If you have elected Life Insurance Benefit Option 2, we will not reduce your policy's face amount but we will reduce your Policy Proceeds by the amount of the partial withdrawal and any applicable withdrawal fee and surrender charge. A partial withdrawal may result in taxable income to you. See FEDERAL INCOME TAX CONSIDERATIONS for more information.

     We may restrict the amount and frequency of partial withdrawals, within certain limits. For instance, we may restrict the amount and/or frequency of a partial withdrawal request if the policy's cash surrender value is insufficient to pay the amount requested. We will pay any partial withdrawals generally within seven days after we receive all the necessary documentation and information. However, we may delay payment under certain circumstances. See POLICY PROCEEDS--WHEN WE PAY PROCEEDS for more information.
                                   SURRENDERS

     You may surrender your policy for its cash surrender value at any time while the insured is living.

REQUESTING A SURRENDER

     You may surrender the policy by sending a written request and the policy to the Variable Products Service Center at the address listed on the front cover of this prospectus (or any other address we indicate to you in writing).

WHEN IS THE SURRENDER EFFECTIVE

     Unless you choose a later effective date, your surrender will be effective as of the end of the day we receive your written request and the policy. However, if the day we receive your request is not a day on which the NYSE is open or if your request is received after the close of the NYSE, then the requested surrender will be effective on the next day on which the NYSE is open.

SURRENDER CHARGES

     If you surrender your policy during the first fifteen Policy Years or within fifteen years after you increase the face amount of your policy, a surrender charge may apply. We will deduct any applicable surrender charge before we pay you the surrender proceeds. See DEDUCTIONS AND CHARGES--SURRENDER CHARGES for details.
                 ADDITIONAL BENEFITS THROUGH RIDERS AND OPTIONS

     You may apply for additional benefits by selecting any of the following optional riders:

     -- Accidental Death Benefit Rider

     -- Monthly Deduction Waiver Rider

     -- Guaranteed Minimum Death Benefit Rider

     -- Term Insurance on Other Covered Insured Rider

     -- Children's Insurance Rider

     -- Guaranteed Insurability Rider

     -- Living Benefits Rider (also known as Accelerated Benefits Rider)

     Subject to availability in each jurisdiction, we will include an Insurance Exchange Rider and a Spouse's Paid-up Insurance Purchase Option Rider with your policy at no additional charge.

HOW THE RIDERS ARE AVAILABLE

     The Term Insurance on Other Covered Insured, Living Benefits and Insurance Exchange Riders are available only on Non-Qualified Policies. All other riders are available on both Non-Qualified and Qualified Policies.

ACCIDENTAL DEATH BENEFIT

     This rider provides an additional death benefit if the insured's death was caused directly, and apart from any other cause, by accidental bodily injury. We will pay the additional death benefit if the insured dies within one year of such accident. No benefit is payable under the rider if the death of the insured occurs before the insured's first birthday or after the policy anniversary on which the insured is age 70.

MONTHLY DEDUCTION WAIVER

     This rider provides for the waiver of monthly deduction charges if the Primary Insured becomes totally disabled. In the event of the total disability (as defined in the rider), we will waive the following deductions from cash value on each Monthly Deduction Day:

     -- the monthly cost of insurance for the base policy;

     -- the monthly cost of riders, if any;

     -- the monthly contract charge; and

     -- the monthly Separate Account administrative charge, if any.

     These deductions are described in more detail under DEDUCTIONS AND CHARGES--DEDUCTIONS FROM CASH VALUE.

     You must provide proof that the insured has been totally disabled for at least six consecutive months before we waive any monthly deduction charges. We will waive the monthly deduction charges as long as the total disability continues. From time to time we may require proof that the insured is still totally disabled. We will pay for any medical examination necessary in connection with such proof.

     In addition, the following special rules apply:

     -- If the total disability begins on or before the policy anniversary on which the insured is age 60 and continues to the policy anniversary on which the insured is age 65, we will waive the monthly deduction charges under this policy for the remainder of time that the policy is in effect. We will not require any further proof of disability.

     -- If the total disability begins after the policy anniversary on which the insured is age 60, we will waive the monthly deduction charges under this policy while the disability continues but only until the policy anniversary on which the insured is age 65.

     We will not waive the monthly deduction charges for any disability which begins on or after the policy anniversary on which the insured is age 65.

GUARANTEED MINIMUM DEATH BENEFIT RIDER

     As long as this rider is in effect and the benefit period has not expired, this rider guarantees that your policy will never lapse due to its cash surrender value being insufficient to cover the current monthly deduction charges. Under this rider, if your total monthly deduction charges are greater than your policy's cash value, we will deduct as much of the monthly deduction charges from the cash value as possible. We will then waive any excess amount of these charges including the charge for this and any other rider. Generally, this rider is available with a benefit period up to the insured's age 70, 80 or 100. You may choose any of these expiry dates as long as the benefit period is at least ten years.

     In exchange for the guarantee provided by this rider, you must make certain premium payments into your policy. The premium you must pay under this rider is called the "Monthly Guaranteed Minimum Death Benefit (GMDB) premium." You will find it on the Policy Data Page. The monthly GMDB premium may change if you modify your policy or any of the riders attached to your policy. Although this premium is expressed as a monthly premium, you do not need to pay it on a monthly basis. Rather, we will perform a GMDB premium test each month to determine if you have made enough cumulative premium payments to keep the rider in effect.

GMDB PREMIUM TEST (PERFORMED ON EACH MONTHLY DEDUCTION DAY)

    Cumulative                 Cumulative partial                       Cumulative monthly GMDB
     premium payments    less   withdrawals           must be at least   premiums from the Policy Date to
     to date                    to date               equal to           the date the test is performed

     If your policy does not satisfy the GMDB premium test and your policy fails the test by an amount that is more than one monthly GMDB premium, we will notify you that your policy has failed this test. The rider will terminate unless you make a premium payment in an amount necessary to pass the GMDB premium test before the next Monthly Deduction Day. If the rider terminates, we will reinstate it if we receive the required premium payment before the Monthly Deduction Day that follows the date the rider terminated. If the rider terminates during a period when the rider benefit is in effect, your policy will enter the late period and will lapse unless the required payment is made.

     Having this rider affects your ability to take policy loans in the following way:

     (a) If you take a loan during the first two Policy Years, this rider will end.

     (b) After the first two Policy Years, you may take loans within certain limits. On the day you take a loan (or when any unpaid loan interest is charged as an additional loan), the cash surrender value of your policy less the new loan and the amount of any current outstanding loan balance must be greater than the cumulative monthly GMDB premiums which were required up to the time you take the loan, accumulated at an annual effective interest rate of 6.0% as of that date.

TERM INSURANCE ON OTHER COVERED INSURED RIDER

     This rider provides term insurance on one or more members of the Primary Insured's immediate family (generally, the spouse and/or children of the insured). The Primary Insured can also be covered under this rider.

     We refer to any person, including the Primary Insured, who is covered under this rider as an "Other Covered Insured" (OCI). The minimum amount of term insurance that you may apply for under this rider is $25,000.

     You can convert the term insurance provided by this rider to any permanent plan of insurance we offer without any evidence of insurability. You can make a conversion on any Monthly Deduction Day prior to the policy anniversary on which the OCI is age 70, provided the policy is in effect.

     The term insurance under this rider will end when the Primary Insured dies. However, provided the rider is in effect and you are not the Primary Insured under the policy, you can convert the term insurance on any living OCI under age 70 to any permanent plan of insurance we offer within 31 days after the Monthly Deduction Day on or following the date of the Primary Insured's death. The term insurance under this rider will also end if the base policy ends. In no event will this rider continue beyond the policy anniversary on which the Primary Insured is age 100.

CHILDREN'S INSURANCE RIDER

     This rider provides a level term insurance benefit on the child, stepchild, or legally adopted child of the insured (a "covered child") who is proposed and accepted for coverage. A child born to, or legally adopted by, the Primary Insured while the rider is in effect is also a covered child. For a child to be covered under this rider, he or she must be age 18 or under when this rider is issued, or when that child would otherwise be covered. However, no child is covered under the rider until the 15(th) day after birth.

     When you apply for this rider, you must specify how many units of insurance coverage will apply to each covered child. You may purchase 1 to 25 units of coverage on each covered child. Each unit provides $1,000 of level term insurance. The number of units must be the same for each child. Each child covered under this rider is issued in a standard risk class.

     If the Primary Insured dies while this rider is in effect, the term insurance on each covered child will continue at no additional cost. This is known as paid-up insurance. Although paid-up insurance has no loan value, it does have cash value and can be surrendered for its cash value.

     The term insurance coverage, or the paid-up insurance, on each covered child will end on the earlier of:

      --  the policy anniversary on which the covered child is age 25; and

      -- the policy anniversary on which the Primary Insured is, or would have been, age 65.

     Within 31 days after the date on which the term insurance coverage ends, you or the covered child may convert the term insurance to any permanent plan of insurance we offer, without any evidence of insurability. The maximum face amount of the new policy is five times the amount of the term insurance coverage on the covered child. The premium rates for the new policy will be based on the age and sex of the covered child, and our premium rates in effect on the date of conversion.

GUARANTEED INSURABILITY RIDER

     This rider allows you to purchase additional insurance coverage on the Primary Insured, on a scheduled option date or alternative option date, without providing any evidence of insurability. The additional insurance coverage can either be a new policy on the life of the insured or an increase to the existing policy's face amount.

     Scheduled option dates are the policy anniversaries on which the Primary Insured is age 22, 25, 28, 31, 34, 37, 40, 43 and 46. An alternative option date is the Monthly Deduction Day on or following the date which is three months after any of these events:

      --  the marriage of the Primary Insured;

      --  the birth of a living child to the Primary Insured; or

      --  the legal adoption of a child by the Primary Insured.

     If elected, the new policy or increase in face amount will take effect as of a scheduled or alternative option date. This date will always be a Monthly Deduction Day. When one of the events that would trigger an alternative option date occurs, we will automatically provide term insurance on the Primary Insured in an amount equal to the maximum amount you are eligible to purchase on the alternative option date. This term insurance coverage will begin on the date that the event which triggers the alternative option date occurs until the alternative option date. We do not provide term insurance for any period before or after a scheduled option date. If you purchase additional insurance coverage on an alternative option date, you may not purchase additional insurance coverage on the next scheduled option date.

     In order to exercise this rider's benefit on an option date, the rider must be in effect on that date. The minimum amount of additional insurance coverage that you may purchase on each option date is $10,000 and the maximum amount is the lesser of $100,000 or a multiple of the policy's face amount based on the insured's age when the policy was issued. The multiples are set forth below:

   AGE AT ISSUE             MULTIPLE
   ------------             --------
 0-21                5 times face amount
22-37                2 times face amount
38-43                1 times face amount

     This rider will end on the policy anniversary on which the Primary Insured is age 46. However, if any of the events which trigger an alternative option date occurs within three months before that anniversary, you will continue to have the right to purchase additional insurance coverage until that option date. We will also provide the automatic term insurance coverage up to that option date.

LIVING BENEFITS RIDER (ALSO KNOWN AS ACCELERATED BENEFITS RIDER)

     Under this rider, if the Primary Insured has a life expectancy of twelve months or less, you may request a portion or all of the Policy Proceeds as an accelerated death benefit. You must elect this rider when you apply for your policy or after we issue your policy.

     You may elect to receive an accelerated death benefit of 25%, 50%, 75%, or 100% of certain eligible proceeds from your Policy Proceeds. We will pay you an amount equal to:

  Elected     X    Eligible  X    Interest  -    Administrative fee  -    Elected percentage of an
  percentage       proceeds       factor         (up to $150)             unpaid Policy loan

     Minimum accelerated benefit amount: $25,000.

     Maximum accelerated benefit amount: $250,000 (total for all of your NYLIAC policies).

     If you accelerate less than 100% of the eligible proceeds, the remaining face amount of your policy after we pay this benefit must be at least $50,000. We do not permit any subsequent acceleration.

     When we make a payment under this rider, we will reduce your policy's face amount, Surrender Charge Premium, rider death benefits, monthly deductions, cash value, and any unpaid policy loan based on the percentage you elected.

INSURANCE EXCHANGE RIDER

     This rider allows you to exchange the policy for a new variable universal life policy issued on a new insured using values from your original policy. This rider is included in the policy at no additional cost.

     In order for us to issue the new policy, you must provide us with evidence of insurability on the new insured and have an insurable interest in the new insured. The Policy Date and the Issue Date of the new policy will be the date on which the policy is exchanged. The new cost of insurance rates, premium payments and charges will be based on the new insured's age, sex and risk classification at the time the exchange occurs. However, surrender charges on the new policy will be measured from the Policy Date of the original policy.

     The maximum face amount of the new policy is the lesser of the face amount of the original policy on the Policy Date or the face amount of the original policy on the date of exchange.

     When an exchange is made, the cash value of your policy will be transferred to the new policy and become the cash value for the new policy. However, the cash surrender value under the new policy may be different since surrender charges will be based on the new insured's age and sex.

     Under certain circumstances, you may be required to make a payment in order to exercise the exchange rider:

     (a) If the cash surrender value of the new policy will exceed the cash surrender value of the original policy, then a payment equal to 103% of the difference between these two values is required.

     (b) If the cash surrender value of the new policy after the exchange would be zero or lower, then a payment in an amount sufficient to keep the new policy in effect for two months following the date of exchange is required. This payment will be treated as a premium payment and will be applied to your policy.

     See FEDERAL INCOME TAX CONSIDERATIONS--INSURANCE EXCHANGE RIDER for additional information about the tax implications of exercising this rider.

SPOUSE'S PAID-UP INSURANCE PURCHASE OPTION

     This rider allows a spouse who is the beneficiary under the policy to purchase a new paid-up whole life insurance policy on his or her own life without evidence of insurability when the insured dies. This rider is included in the policy at no additional cost.

     The maximum face amount of the new paid-up whole life policy is the lesser of:

     -- the amount of the Policy Proceeds payable under this policy (not including any benefit payable under the Accidental Death Benefit Rider, and before any unpaid loan is deducted); or

     -- $5,000,000.

     If the insured's spouse dies at the same time as the insured or within 90 days after the insured's death and does not exercise the option under this rider, we will pay a benefit to the spouse's estate equal to the maximum amount of insurance coverage that could have been purchased under this rider minus the premium payment that would have been required for that insurance.

     If someone other than the spouse (including a trust) is the owner and beneficiary under the policy, that person can also exercise the option and purchase a paid-up whole life policy on the life of the spouse. The owner must have an insurable interest in the life of the spouse and the spouse must consent to the issuance of the new insurance in writing.

                                    PREMIUMS

     Although premium payments are flexible, you may need to make additional premium payments so that the cash surrender value of your policy is sufficient to pay the charges needed to keep your policy in effect. Policies that are maintained at cash surrender values just sufficient to cover fees and charges or that are otherwise minimally funded are more subject to not being able to maintain such cash surrender values because of market fluctuation and other performance related risks. When determining the amount of your planned premium payments, you should consider funding your policy at a level which has the potential to maximize the investment opportunities within your policy and to minimize the risks associated with market fluctuations.

     Premiums are the total dollar amount you pay into your policy. When we receive a premium payment, we deduct the sales expense, state tax, and federal tax charges that apply. The balance of the premium is called the net premium. We apply your net premium to the Investment Divisions and/or the Fixed Account, according to your instructions. For more details on when and how your premiums are applied. See PREMIUMS--PREMIUM ALLOCATION.

     If you elect the guideline premium test to determine whether your policy qualifies as life insurance under Section 7702 of the Internal Revenue Code, we may limit your premium payments. If the premiums paid during any Policy Year exceed the maximum amount permitted under the guideline premium test, we will return to you the excess amount within 60 days after the end of the Policy Year. The excess amount of the premiums we return to you will not include any gains or losses attributable to the investment return on those premiums. We will credit interest at a rate of not less than 3% on those premiums from the date such premiums cause the policy to exceed the amount permitted under the guideline premium test to the date we return the premiums to you.

     For purposes of determining whether we require additional underwriting when accepting a premium payment, we divide your premium payments into planned and unplanned premiums.

PLANNED PREMIUM
     When you apply for your policy, you select a premium payment schedule, which indicates the amount and frequency of premium payments you intend to make. The premium amount you select for this schedule is called your "planned premium." It is shown on the Policy Data Page.

-- You may increase or decrease the amount of your planned premium and change the frequency of your payments, within limits.

-- Planned premium payments end on the policy anniversary on which the insured is age 100.

-- Your policy will not automatically terminate if you are unable to pay the planned premium. However, payment of your planned premium does not guarantee your policy will remain in effect. Your policy will terminate if the cash surrender value is insufficient to pay the monthly deduction charges or if you have an excess policy loan, and you reach the end of the late period and you have not made the necessary payment. See TERMINATION and LATE PERIOD on page 42 for more details.
UNPLANNED PREMIUM
     An unplanned premium is a payment you make that is not part of the premium payment schedule you choose.

-- While the insured is living, you may make unplanned premium payments at any time before the policy anniversary on which the insured is age 100. However, if payment of an unplanned premium will cause the Life Insurance Benefit of your policy to increase more than the cash value will increase, we may require proof of insurability before accepting that payment and applying it to your policy. The increase may occur in order for your policy to continue to qualify as life insurance under the Internal Revenue Code.

-- If you exchange another life insurance policy to acquire this policy under
   Section 1035 of the Internal Revenue Code, we will treat the proceeds of that exchange as an unplanned premium.

-- The minimum unplanned premium amount we allow is $50.

-- We may limit the number and amount of any unplanned premium payments.

Premium payments can be mailed to New York Life Insurance and Annuity Corporation, 75 Remittance Drive, Suite 3021, Chicago, IL 60675-3021 or to one of the Variable Products Service Centers listed on page 1.

PREMIUM ALLOCATION

     Except for premium payments you make during the free look period, we apply your net premium, which equals the balance of any planned or unplanned premium payment after we deduct sales expense, state tax, and any federal tax charges that apply, to the Investment Divisions of the Separate Account and/or to the Fixed Account according to the most recent premium allocation election you have given to us. We allocate the net premiums from any premium payments you make before the policy is issued and for up to 20 days after issue to our General Account. (See FREE LOOK.) When this period is over, we allocate your net premiums, along with any interest credited, according to your instructions. You can change your premium allocation any time you make a premium payment by submitting a revised premium allocation form. The allocation percentages must be in whole numbers.

PAYMENTS RETURNED FOR INSUFFICIENT FUNDS

     If your premium payment is returned for insufficient funds, we reserve the right to reverse the investment options chosen and charge you a $20.00 fee for each returned payment. In addition, the Fund may also redeem shares to cover any losses it incurs as a result of a returned payment. If an electronic (Check-O-Matic) premium withdrawal is returned for insufficient funds for two consecutive months, the privilege to pay by check or electronically will be suspended until you notify us to resume the arrangement and we agree.

TERMINATION

     If your policy's cash surrender value on any Monthly Deduction Day is less than the monthly deductions from cash value due for the next policy month, your policy will continue in the late period for 62 days after that date. If the late period expires without sufficient payment, then we will terminate your policy without any benefits. See PREMIUMS--LATE PERIOD below for more details.

     However, your policy contains a no-lapse guarantee benefit which may prevent your policy from terminating during the first three Policy Years. See PREMIUMS--NO-LAPSE GUARANTEE below for more details.

LATE PERIOD

     The late period is the 62 days following the Monthly Deduction Day on which the cash surrender value of your policy is insufficient to pay for monthly deductions from cash value for the next policy month. During this period, you have the opportunity to pay any premium needed to cover any overdue charges. We will mail a notice to your last known address stating this amount. We will also send a copy to the last known assignee, if any, on our records. We will mail these notices at least 31 days before the end of the late period. Your policy remains in effect during the late period. However, if we do not receive the required payment before the end of the late period, we will terminate your policy without any benefits.

     If the insured dies during the late period, we will pay the Policy Proceeds to your beneficiary, which we will reduce by the unpaid monthly deductions from cash value for the full policy months from the beginning of the late period through the policy month in which the insured dies.

NO-LAPSE GUARANTEE (NOT AVAILABLE IN NEW JERSEY)

     The no-lapse guarantee benefit ensures that your policy will remain in effect during the first three Policy Years if it passes a minimum premium test. In order to pass this test, the total premiums you have paid under the policy (less any loans you have taken or partial withdrawals you have made) must be at least equal to the minimum monthly premium payment amount for your policy, as shown on the Policy Data Page, multiplied by the number of months that the policy has been in effect.

     If you pass the minimum premium test, your policy will not enter the late period if the cash surrender value on a Monthly Deduction Day is insufficient to pay for the monthly deductions from cash value for the next policy month. We will deduct the charges from your cash value to the extent possible. We will defer the deduction of any amount that exceeds the cash value until the end of the guarantee period. When the guarantee period ends, if there is insufficient cash surrender value to cover the current and any deferred monthly charges, you will be sent a bill. If that bill is not paid, the policy will lapse.

     The no-lapse guarantee benefit will end on the earlier of:

     -- the third policy anniversary;

     -- the date on which you change the face amount of the policy; or

     -- the date you add or delete any riders to the policy.

     -- the date you increase or decrease any rider coverage amounts.

REINSTATEMENT OPTION

     You can request that we reinstate your policy if all of these conditions are met:

     -- you make your request within five years after your policy terminated;

     -- the insured is alive; and

     -- you have not surrendered your policy for its cash surrender value.

     It is important to realize that a termination and subsequent reinstatement may cause your policy to become a modified endowment contract. Modified endowment contracts are subject to less favorable tax treatment on amounts withdrawn or borrowed from the policy. For more information about modified endowment contracts, please see page 63.

     If the policy lapses during the first Policy Year and is subsequently reinstated, we will deduct an additional contract charge from the cash value. (See SURRENDER CHARGES--ADDITIONAL CONTRACT CHARGE ON A SURRENDER OR LAPSE IN THE FIRST POLICY YEAR.)

     Before we will reinstate your policy, we must receive the following:

     (1) a payment equal to the sum of (a) and (b) where:

        (a) is an amount which is sufficient to keep the policy in effect for at least three months; and

        (b) is 230% of any additional contract charge for a policy that ended during the first Policy Year and is later reinstated.

     (2) satisfactory evidence of insurability, if your reinstatement request is more than 31 days after termination.

     We will allocate your payment to the Investment Divisions and/or the Fixed Account, according to your instructions at the time you make such payment.

     The effective date of reinstatement will be the Monthly Deduction Day on or following the date we approve your request. If we reinstate your policy, the face amount for the reinstated policy will be the same as it would have been if the policy had not terminated.

     The cash value of the reinstated policy will be the cash value at the time the policy lapsed less the difference between the surrender charge assessed at the time of the lapse and the surrender charge that applies at the time the policy is reinstated. We will deduct any unpaid loan from this cash value or any unpaid loan can be repaid, together with loan interest up to 6% compounded once each year from the end of the late period to the date of reinstatement.

MATURITY DATE

     Your policy matures on the policy anniversary on which the insured is age
100. Beginning on this maturity date, the face amount of your policy, as shown on the Policy Data Page, will no longer apply. Instead, your Life Insurance Benefit will equal the cash value of your policy.

     One year before your policy's maturity date, we will notify you that on your maturity date you may elect either:

     (1) to receive the cash surrender value of your policy; or

     (2) to continue the policy, without having to pay any more cost of insurance charges, monthly charges or the Separate Account administrative charge.

     If you choose to continue the policy, we will continue to assess Separate Account and fund charges on the cash value left in the Investment Divisions. The federal income tax treatment of a life insurance contract is uncertain after the insured is age 100. See FEDERAL INCOME TAX CONSIDERATIONS -- STATUS OF POLICY AFTER INSURED IS AGE 100 for more information.

     If you choose to surrender your policy, you must submit a signed request to the Variable Products Service Center at the address listed on the front cover of this prospectus (or any other address we indicate to you in writing).

     Please consult your tax advisor regarding the tax implications of these options.

     If your policy is still in effect when the insured dies, we will pay the Policy Proceeds to the beneficiary.
                                  INVESTMENTS

     Your policy offers a choice of investment options in which you can invest your net premium. You may allocate your net premium (1) to any of the Investment Divisions of the Separate Account, and/or (2) to the Fixed Account. We refer to the Investment Divisions and the Fixed Account as your investment options. However, you can have money in twenty-one investment options, including the Fixed Account, at any given time.

THE SEPARATE ACCOUNT

     NYLIAC Variable Universal Life Separate Account-I is a segregated asset account NYLIAC established to receive and invest your net premiums.

     NYLIAC established the Separate Account on June 4, 1993 under the laws of Delaware, in accordance with the resolutions set forth by the NYLIAC Board of Directors. The Separate Account is registered as a unit investment trust with the Securities and Exchange Commission (SEC) under the Investment Company Act of 1940. This registration does not mean that the SEC supervises the management, or the investment practices or policies, of the Separate Account.

     Although the assets of the Separate Account belong to NYLIAC, these assets are held separately from the other assets of NYLIAC, and under applicable insurance law, cannot be charged for liabilities incurred in any other business operations of NYLIAC (except to the extent that assets in the Separate Account exceed the reserves and other liabilities of the Separate Account). These assets are not subject to the claims of our general creditors. The income, capital gains and capital losses incurred on the assets of the Separate Account are credited to or are charged against the assets of the Separate Account, without regard to the income, capital gains or capital losses arising out of any other business NYLIAC may conduct. Therefore, the investment performance of the Separate Account is entirely independent of both the investment performance of NYLIAC's Fixed Account and the performance of any other separate account.

     The Separate Account currently consists of twenty-two Investment Divisions. The Investment Divisions invest exclusively in the corresponding Eligible Portfolios of the Funds. The income, capital gains, and capital losses incurred on the assets of an Investment Division are credited to or are charged against the assets of the Investment Division, without regard to the income, capital gains or capital losses of any other Investment Division. The Investment Divisions of the Separate Account are designed to provide money to pay benefits under your policy, but they do not guarantee a minimum rate of return or protect against asset depreciation. They will fluctuate up and down depending on performance of the Eligible Portfolios.

                            THE ELIGIBLE PORTFOLIOS

     The Eligible Portfolios of each Fund, along with their investment objectives, are listed in the following table. The Funds' prospectuses contain more information about each Eligible Portfolio, including portfolio managers and subadvisers.


FUND                               ELIGIBLE PORTFOLIOS               INVESTMENT OBJECTIVES
------------------------------------------------------------------------------------------------------

 MainStay VP Series Fund,          MainStay VP Bond                  highest income over the long term
 Inc.                                                                consistent with preservation of
                                                                     principal

                                   MainStay VP Capital               long-term growth of capital
                                   Appreciation

                                   MainStay VP Cash                  as high a level of current income
                                   Management                        as is considered consistent with
                                                                     the
                                                                     preservation of capital and
                                                                     liquidity

                                   MainStay VP Convertible           capital appreciation together
                                                                     with
                                                                     current income

                                   MainStay VP Government            a high level of current income,
                                                                     consistent with safety of
                                                                     principal

                                   MainStay VP Growth Equity         long-term growth of capital, with
                                                                     income as a secondary
                                                                     consideration

                                   MainStay VP High Yield            maximum current income through
                                   Corporate Bond                    investment in a diversified
                                                                     portfolio of
                                                                     high yield, high risk debt
                                                                     securities

                                   MainStay VP Indexed Equity        investment results that
                                                                     correspond to
                                                                     the total return performance (and
                                                                     reflect reinvestment of
                                                                     dividends) of
                                                                     publicly traded common stocks
                                                                     represented by the S&P 500(R)
                                                                     Index

                                   MainStay VP International         long-term growth of capital by
                                   Equity                            investing in a portfolio
                                                                     consisting
                                                                     primarily of non-U.S. equity
                                                                     securities

                                   MainStay VP Total Return          current income consistent with
                                                                     reasonable opportunity for future
                                                                     growth of capital and income

                                   MainStay VP Value                 maximum long-term total return
                                                                     from a combination of capital
                                                                     growth and
                                                                     income

                                   MainStay VP American              dividend growth, current income
                                   Century Income & Growth           and
                                                                     capital appreciation


FUND                               ELIGIBLE PORTFOLIOS               INVESTMENT OBJECTIVES
------------------------------------------------------------------------------------------------------
 MainStay VP Series Fund, Inc.     MainStay VP Dreyfus Large         capital appreciation
 (continued)                       Company Value

                                   MainStay VP Eagle Asset           growth through long-term capital
                                   Management Growth Equity          appreciation
------------------------------------------------------------------------------------------------------
 The Alger American Fund           Alger American Small              long-term capital appreciation
                                   Capitalization
------------------------------------------------------------------------------------------------------
 Calvert Variable Series, Inc.     Calvert Social Balanced           competitive total return through
                                                                     an
                                                                     actively managed portfolio which
                                                                     offers income and capital growth
                                                                     opportunity and which satisfies
                                                                     investment and social criteria
------------------------------------------------------------------------------------------------------
 Fidelity Variable Insurance       Fidelity VIP Contrafund(R)        long-term capital appreciation
 Products Fund
                                   -------------------------------------------------------------------
                                   Fidelity VIP Equity-Income        reasonable income by investing in
                                                                     income-producing equity
                                                                     securities
------------------------------------------------------------------------------------------------------
 Janus Aspen Series                Janus Aspen Series Balanced       long-term growth of capital
                                                                     consistent
                                                                     with preservation of capital and
                                                                     balanced by current income

                                   Janus Aspen Series                long-term growth of capital
                                   Worldwide Growth                  consistent
                                                                     with the preservation of capital
                                                                     by
                                                                     investing in a diversified
                                                                     portfolio of
                                                                     common stocks of foreign and
                                                                     domestic issuers
------------------------------------------------------------------------------------------------------
 The Universal Institutional       Morgan Stanley UIF Emerging       long-term capital appreciation by
 Funds, Inc.                       Markets Equity                    investing primarily in equity
                                                                     securities
                                                                     of issuers in emerging market
                                                                     countries
------------------------------------------------------------------------------------------------------
 T. Rowe Price Equity Series,      T. Rowe Price Equity Income       substantial dividend income as
 Inc.                                                                well as long-term growth of
                                                                     capital through investments in
                                                                     the common stocks of established
                                                                     companies, paying above average
                                                                     dividends

     "Standard & Poor's," "S&P," "S&P 500(R)" "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc, and have been licensed for use by New York Life Investment Management LLC. The MainStay VP Indexed Equity Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the MainStay VP Indexed Equity Portfolio.

     The Funds' shares may also be available to certain separate accounts we use to fund our variable annuity policies. This is called "mixed funding." Except for the MainStay VP Series Fund, shares of all other Funds may be available to separate accounts of insurance companies that are not affiliated with NYLIAC and, in certain instances, to qualified plans. This is called "shared funding." Although we do not anticipate that any difficulties will result from mixed and shared funding, it is possible that differences in tax treatment and other considerations may cause the interests of owners of various contracts participating in the Funds to be in conflict. The Board of Directors/Trustees of each Fund, each Fund's investment advisers, and NYLIAC are required to monitor events to identify any material conflicts that arise from the use of the Funds for mixed and shared funding. In the event of a material conflict, we could be required to withdraw from an Eligible Portfolio. For more information about the risks of mixed and shared funding please refer to the relevant Fund prospectus.

     We provide certain services to you in connection with investment of premiums and commitment of cash values to the Investment Divisions, which, in turn, invest in the Eligible Portfolios. These services include, among others, providing information about the Eligible Portfolios. We receive a service fee from the investment advisers or other service providers of some of the Funds in return for providing services of this type. Currently, we receive service fees at annual rates ranging from .10% to .25% of the aggregate net asset value of the shares of some of the Eligible Portfolios held by the Investment Divisions.

ADDITIONS, DELETIONS OR SUBSTITUTIONS OF INVESTMENTS

     We may add, delete or substitute the Eligible Portfolio shares held by any Investment Division, within certain limits. We may eliminate the shares of any of the Eligible Portfolios and substitute shares of another portfolio of a Fund, or of another registered open-end management investment company or other investment vehicles. We may do this if the shares of the Eligible Portfolios are no longer available for investment or, if we, at our sole discretion, decide that investment in an Eligible Portfolio is inappropriate given the purposes of the Separate Account. We will not substitute shares attributable to your interest in an Investment Division until you have been notified of the change, as required by the Investment Company Act of 1940, and we obtain any necessary regulatory approvals.

     The Separate Account may purchase other securities for other series or classes of policies, or may convert between series or classes of policies based on your request.

     In the future, we may establish additional investment divisions for the Separate Account. Each additional investment division will purchase shares in a new portfolio of a Fund or in another mutual fund. We may establish new investment divisions and/or eliminate one or more Investment Divisions when marketing, tax, investment or other conditions make it appropriate. We may decide whether or not the new investment divisions will be made available to existing policyowners.

     If we make a substitution or change to the Investment Divisions, we may change your policy to reflect such substitution or change. We also reserve the right to: (a) operate the Separate Account as a management company under the Investment Company Act of 1940, (b) deregister it under such Act in the event such registration is no longer required, (c) combine the Separate Account with one or more other separate accounts, and (d) restrict or eliminate the voting rights of persons having voting rights as to the Separate Accounts, as permitted by law.

REINVESTMENT

     We automatically reinvest all dividends and capital gain distributions from Eligible Portfolios in additional shares of the distributing Portfolio at their net asset value on the date the dividends or distributions are paid.

THE FIXED ACCOUNT

     You can choose to allocate all or part of your net premiums to the Fixed Account.

INTEREST CREDITED ON AMOUNTS IN THE FIXED ACCOUNT

     We will credit any amounts in the Fixed Account with a fixed interest rate which we declare periodically in advance, at our sole discretion. This rate will never be less than an annual rate of 3%. We may credit different interest rates to loaned and unloaned amounts in the Fixed Account. All net premiums applied to, and amounts transferred to, the Fixed Account receive the loaned amount rate or the unloaned amount rate in effect at that time. Interest accrues daily and is credited on each Monthly Deduction Day.

ASSETS IN THE FIXED ACCOUNT

     The Fixed Account is supported by the assets in our general account, which includes all of our assets except those assets specifically allocated to separate accounts. These assets are subject to the claims of our general creditors. We may invest the assets of the Fixed Account however we choose, within limits. Your interest in the Fixed Account is not registered under the Securities Act of 1933, and the Fixed Account is not registered as an investment company under the Investment Company Act of 1940. Therefore, the Fixed Account and any interest earned in the Fixed Account are generally not subject to these statutes. The staff of the SEC has not reviewed the disclosures in this prospectus relating to the Fixed Account. These disclosures regarding the Fixed Account may, however, be subject to certain applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

TRANSFERS BETWEEN INVESTMENT DIVISIONS AND/OR THE FIXED ACCOUNT

     You can transfer all or part of the cash value of your policy (i) from the Fixed Account to the Investment Divisions of the Separate Account, (ii) from the Investment Divisions of the Separate Account to the Fixed Account, or (iii) between the Investment Divisions in the Separate Account.

     You can request a transfer, under the following conditions:

     -- Maximum Transfer--There is no limit on the amount you can transfer from one Investment Division to another Investment Division. The maximum amount you can transfer from the Fixed Account to the Investment Divisions during any Policy Year, is the greater of (i) 20% of the amount in the Fixed Account at the beginning of the Policy Year or (ii) $5,000.

       During any period when the interest rate credited on amounts in the Fixed Account is equal to 3%, the maximum amount you can transfer from the Investment Divisions to the Fixed Account during any Policy Year is the greater of (i) 20% of the total amount in the Investment Divisions at the beginning of the Policy Year or (ii) $5,000. However, this limit will not apply if the Primary Insured was age 65 or older on the most recent policy anniversary. If you have exceeded the transfer limit in any Policy Year during which the limit becomes effective, you cannot make any additional transfers to the Fixed Account during that Policy Year while the limit remains in effect.

       We will count transfers made in connection with the Dollar Cost Averaging, Automatic Asset Reallocation and Interest Sweep options as a transfer toward these maximum transfer limits.

     -- Minimum Transfer--The minimum amount that you can transfer from the Investment Divisions or the Fixed Account is the lesser of (i) $500 or
        (ii) the total amount in the Investment Divisions or the Fixed Account.

     -- Minimum Remaining Value--If a transfer will cause the amount you have in the Investment Divisions or the Fixed Account to be less than $500, we will transfer the entire amount in the Investment Divisions and/or the Fixed Account you have chosen.

     -- Number of Transfers--There is no limit to the number of transfers that can be made as long as such transfers are within the minimum and maximum amounts we determine at our sole discretion.

     -- Transfer Charge--We may impose a charge up to $30 per transfer for each transfer after the first twelve in any Policy Year. We will deduct this charge from amounts in the Investment Divisions and amounts not held as collateral for a loan in the Fixed Account in proportion to amounts in these investment options. We will not count any transfer made in connection with the Dollar Cost Averaging, Automatic Asset Reallocation and Interest Sweep options as a transfer toward the twelve transfer limit.

REQUESTING A TRANSFER:

     You can request a transfer in three ways:

     -- submit your request in writing on a form we approve to the Variable
        Products Service Center at the address listed on the front of this prospectus (or any other address we indicate to you in writing);

     -- telephone a service representative at 800-598-2019 on business days between the hours of 8:00 a.m. and 4:00 p.m. (Eastern Time); or

     -- request access to an electronic service known as a Voice Response Unit
        (VRU).

     We will use reasonable procedures to make sure that the instructions we receive through the telephone are genuine. Before a service representative accepts any request, he or she will ask the caller for the caller's Social Security Number and address. We will also record all calls.

     You can use the VRU to transfer monies among the Investment Divisions and/or the Fixed Account and change the allocation of future premium payments. You must complete a Telephone Authorization Form to conduct telephone transfers through the VRU. We will assign a personal identification number (PIN) to you. You must properly enter the PIN before we allow any transactions through the VRU. We reserve the right to temporarily discontinue the availability of the VRU.

     We will confirm all telephone transactions in writing. We are not responsible for any loss, cost or expense for any actions we take based on telephone instructions we believe are genuine. Transfer requests received after 4:00 p.m. will be priced as of the next business day. Transfers will be effected at the price next determined after receipt of the transfer request.

THIRD PARTY INVESTMENT ADVISORY ARRANGEMENTS

     In some cases, the policy may be sold to policyowners who independently utilize the services of a third party advisor offering asset allocation and/or market timing services. NYLIAC may honor transfer and withdrawal instructions from such asset allocation and market timing services if it has received authorization to do so from the policyowner participating in the service. We do not endorse, approve or recommend such services in any way and you should be aware that fees paid for such services are separate from and in addition to fees paid under the policy.

     Because the amounts associated with some of these transactions may be unusually large, the investment advisers may have difficulty processing the transactions. In addition, execution of such transactions may possibly adversely affect the accumulation values of policyowners who are not utilizing asset allocation or market timing services. Accordingly, NYLIAC reserves the right to not accept transfer instructions which are submitted by any person, asset allocation and/or market timing services on behalf of policyowners. We will exercise this right only in accordance with uniform procedures that we may establish from time to time and that will not unfairly discriminate against similarly situated policyowners.

DOLLAR COST AVERAGING

     Dollar Cost Averaging is a systematic method of investing which allows you to purchase shares of the Investment Divisions at regular intervals in fixed dollar amounts so that the cost of your shares is averaged over time and over various market cycles. The main objective of Dollar Cost Averaging is to achieve an average cost per share that is lower than the average price per share in a fluctuating market. Since you transfer the same dollar amount to a given Investment Division on each transfer, you purchase more units in an Investment Division if the value per unit is low and fewer units if the value per unit is high. Therefore, you may achieve a lower than average cost per unit if prices fluctuate over the long term. Similarly, for each transfer out of an Investment Division, you sell more units in an Investment Division if the value per unit is low and fewer units if the value per unit is high. Dollar Cost Averaging does not assure growth or protect against a loss in declining markets. Because it involves continuous investing regardless of price levels, you should consider your financial ability to continue investing during periods of low price levels.

     If you decide to use the Dollar Cost Averaging feature, we will ask you to specify:

     -- the dollar amount you want to have transferred (minimum transfer: $100);

     -- the Investment Division you want to transfer money from;

     -- the Investment Divisions and/or Fixed Account you want to transfer money to;

     -- the date on which you want the transfers to be made, within limits; and

     -- how often you would like the transfers made, either monthly, quarterly, semi-annually or annually.

     You are not allowed to make Dollar Cost Averaging transfers from the Fixed Account, but you can make Dollar Cost Averaging transfers into the Fixed Account.

     We will make all Dollar Cost Averaging transfers on the date you specify, or on the next business day. You may specify any day of the month with the exception of the 29th,

30th or 31st of a month. We will not process a Dollar Cost Averaging transfer, unless we have received a written request at the Variable Products Service Center at the address listed on the cover page of this prospectus (or any other address we indicate to you in writing). We must receive this request at least one week before the date Dollar Cost Averaging transfers are scheduled to begin.

     The minimum cash value required to elect this option is $2,500. We will automatically suspend this feature if the cash value is less than $2,000 on a transfer date. Once the cash value equals or exceeds this amount, the Dollar Cost Averaging transfers will automatically resume as scheduled.

     You may cancel the Dollar Cost Averaging option at any time by written request. You may not elect Dollar Cost Averaging if you have chosen Automatic Asset Reallocation. However, you have the option of alternating between these two policy features.

     This option is available to you at no additional cost.

AUTOMATIC ASSET REALLOCATION

     If you choose the Automatic Asset Reallocation feature, we will automatically reallocate your assets among the Investment Divisions in order to maintain a pre-determined percentage invested in the Investment Division(s) you have selected. For example, you could specify that 50% of the amount you have in the Separate Account be allocated to a particular Investment Division and the other 50% be allocated to another Investment Division. Over time, the variations in each of these Investment Division's investment results would cause this balance to shift. If you elect the Automatic Asset Reallocation feature, we will automatically reallocate the amounts you have in the Separate Account among the various Investment Divisions so that they are invested in the percentages you specify.

     You can choose to schedule the investment reallocations quarterly, semi-annually or annually, but not on a monthly basis. The minimum cash value you must have allocated to the Separate Account in order to elect this option is $2,500. We will automatically suspend this feature if the cash value is less than $2,000 on a reallocation date. Once the cash value equals or exceeds this amount, Automatic Asset Reallocation will automatically resume as scheduled. There is no minimum amount which you must allocate among the Investment Divisions under this feature.

     You can cancel the Automatic Asset Reallocation feature at any time by written request. You cannot elect Automatic Asset Reallocation if you have chosen Dollar Cost Averaging. However, you have the option of alternating between these two policy features.

     This option is available to you at no additional cost.

INTEREST SWEEP

     You can instruct us to periodically transfer the interest credited to the Fixed Account into the Investment Division(s) you specify. If you choose the Interest Sweep feature, we will ask you to specify:

     -- the date you want this feature to start;

     -- the percentages you want to be transferred to each Investment Division;
        and

     -- how often you want us to make these transfers: monthly, quarterly, semi-annually or annually.

     We will begin to make Interest Sweep transfers if the amount in the Fixed Account is at least $2,500. You may specify any date that you want us to make these automatic transfers, with the exception of the 29th, 30th or 31st of a month.

     You cannot choose the Interest Sweep feature if you have instructed us to pay any part of your policy charges from the Fixed Account. If you want to elect the Interest Sweep feature and you want to allocate your charges, you must allocate your expenses to the MainStay VP Cash Management Investment Division.

     You can request Interest Sweep in addition to either the Dollar Cost Averaging or Automatic Asset Reallocation features. If an Interest Sweep transfer is scheduled for the same day as a Dollar Cost Averaging or Automatic Asset Reallocation transfer, we will process the Interest Sweep transfer first.

     If an Interest Sweep transfer would cause more than the greater of $5,000 or 20% of the amount you have in the Fixed Account at the beginning of the Policy Year to be transferred from the Fixed Account, we will not process the transfer and we will suspend the Interest Sweep feature.

     If the amount you have in the Fixed Account is less than $2,000, we will automatically suspend this feature. Once the amount you have in the Fixed Account equals or exceeds this amount, the Interest Sweep feature will automatically resume as scheduled. You can cancel the Interest Sweep feature at any time by written request.

     This option is available to you at no additional cost.

                                POLICY PROCEEDS

BENEFICIARY

     The beneficiary is the person(s) or entity(ies) you have specified on our records to receive insurance proceeds from your policy.

     -- You name the beneficiary when you apply for the policy.

     -- The beneficiary receives insurance proceeds after the insured dies.

     -- You may elect to have different classes of beneficiaries, such as primary and secondary, where these classes determine the order of payment. You may have more than one beneficiary in a class.

     -- You may change the beneficiary while the insured is living, by writing to the Variable Products Service Center at the address listed on the front cover of this prospectus (or any other address we indicate to you in writing). Generally, the change will take effect on the date you sign the request.

     -- If no beneficiary is living when the insured dies, we will pay the Policy Proceeds to you or if you are deceased, to your estate, unless you tell us to do otherwise.

WHEN WE PAY PROCEEDS

     If your policy is still in effect, we will pay any cash surrender value, partial withdrawals, loan proceeds, or the Policy Proceeds generally within seven days after we receive all of the necessary requirements at the Variable Products Service Center at the address listed on the front cover of this prospectus (or any other address we indicate to you in writing).

Situations where payment of proceeds may be delayed:

     -- We may delay payment of any loan proceeds attributable to the Separate
        Account, any partial withdrawal from the Separate Account, the cash surrender value or the Policy Proceeds during any period that:

        a) we are unable to determine the amount to be paid because the New York Stock Exchange is closed (other than customary weekend and holiday closings), trading is restricted by the Securities and Exchange Commission ("SEC"), or the SEC declares that an emergency exists; or

        b) the SEC, by order, permits us to delay payment in order to protect our policyowners.

     -- We may delay payment of any portion of any loan or surrender request, including requests for partial withdrawals, from the Fixed Account for up to six months from the date we receive your request.

     -- We may delay payment of the entire Policy Proceeds if we contest the payment. We investigate all death claims that occur within the two year contestable period. Upon receiving the information from a completed investigation we will make a determination, generally within five days, as to whether the claim should be authorized for payment. Payments are made promptly after authorization.

     We add interest at an annual rate of 3% (or at a higher rate if required by law) if we delay payment of a partial withdrawal or cash surrender value for 30 days or more.

     We add interest to Policy Proceeds from the date of death to the date of payment at the same rate as we pay under the Interest Payment Option (or at a higher rate if required by law).

PAYMENT OPTIONS

     We will pay your Policy Proceeds in one sum unless you choose otherwise. There are three payment options you may choose from: an Interest Accumulation Option, an Interest Payment Option, and a Life Income Option. If any payment under these options is less than $100, we may pay any unpaid amount or present value in one sum.

     Any Policy Proceeds paid in one sum will be paid in cash and bear interest compounded each year from the date of the insured's death to the date of payment. We set the interest rate each year. This rate will be at least 3% per year (or a higher rate if required by law).

     -- Interest Accumulation Option (Option 1A)
       Under this option, the portion of the Policy Proceeds you choose to keep with us will bear interest each year. You may make withdrawals from this amount at any time in sums of $100 or more. We will pay interest on the sum withdrawn up to the date of the withdrawal.

     -- Interest Payment Option (Option 1B)
       Under this option, we will pay interest on all or part of the Policy
        Proceeds you choose to keep with us. You elect the frequency of the interest payments we make: once each month, every three months, every six months or each year.

     -- Life Income Option (Option 2)
        Under this option, we make equal monthly payments during the lifetime of the payee or payees. We determine the amount of the monthly payment by applying the Policy Proceeds to the purchase of a corresponding single premium life annuity policy, which is issued when the first payment is due.

       Payments remain the same and are guaranteed for ten years, even if the specified payee dies sooner.

       Payments are based on an adjusted annuity premium rate in effect at the time the annuity policy is issued. This rate will not be less than the corresponding minimum amount shown in the Option 2 table found in your policy. These minimum amounts are based on the 1983 Table "a" with Projection Scale G and with interest compounded each year at 3%.

       If you ask us, we will send you a statement of the minimum amount due with respect to each monthly payment in writing. The minimum is based on the sex and adjusted age of the payee(s). To find the adjusted age in the year the first payment is due, we increase or decrease the payee's age at that time, as follows:

1999-2005      2006-2015      2016-2025      2026-2035      2036 AND LATER
---------      ---------      ---------      ---------      --------------
   +1              0             -1             -2                -3

Electing or changing a payment option:

     While the insured is living, you can elect or change your payment option. You can also elect or change one or more of the beneficiaries who will be the payee(s) under that option.

     After the insured dies, any person who is entitled to receive Policy Proceeds in one sum (other than an assignee) can elect a payment option and name payees. The person who elects a payment option can also name one or more successor payees to receive any amount remaining at the death of the payees. Naming these payees cancels any prior choice of successor payees. A payee who did not elect the payment option has the right to advance or assign payments, take the payments in one sum, change the payment option, or make any other change, only if the person who elects the payment option notifies us in writing and we agree.

PAYEES

     You can only name individuals who are able to receive payments on their own behalf as payees or successor payees, unless we agree otherwise. We may require proof of the age of the payee or proof that the payee is living. If we still have an unpaid amount, or there are some payments which still need to be made when the last surviving payee dies, we will pay the unpaid amount with interest to the date of payment, or pay the present value of the remaining payments, to that payee's estate. We will make this payment in one sum. The present value of the remaining payments is based on the interest rate used to compute them, and is always less than their sum.

                          ADDITIONAL POLICY PROVISIONS

LIMITS ON OUR RIGHTS TO CHALLENGE YOUR POLICY

     Generally, we must bring any legal action contesting the validity of your policy within two years of the Issue Date, including any action taken to contest a face increase as a result of a change in the Life Insurance Benefit Option. For any increase(s) in face amount other than one due to a change in the Life Insurance Benefit Option, this two year period begins on the effective date of the increase.

SUICIDE

     If the death of the insured is a result of suicide within two years of the Issue Date , we will pay a limited life insurance benefit in one sum to the beneficiary. The limited life insurance benefit is the total amount of premiums, less any outstanding loans (including accrued loan interest) and/or amounts withdrawn. If a suicide occurs within two years of the effective date of a face amount increase, we will also pay the limited life insurance benefit, or, if the limited life insurance benefit is not payable, the monthly deductions from cash value made for that increase.

MISSTATEMENT OF AGE OR SEX

     If the policy application misstates the insured's age or sex, we will adjust the cash value, the cash surrender value, and the Life Insurance Benefit to reflect the correct age and sex. We will adjust the Policy Proceeds provided by your policy based on the most recent mortality charge for the correct date of birth or correct sex.

ASSIGNMENT

     You can assign a Non-Qualified Policy as collateral for a loan or other obligation. In order for this assignment to be binding on us, we must receive a signed copy of it at Variable Products Service Center at the address listed on the front cover of this prospectus (or any other location we indicate to you in writing). We are not responsible for the validity of any assignment. If your policy is a modified endowment contract, assigning your policy may result in taxable income to you. For more information, please read FEDERAL INCOME TAX CONSIDERATIONS. You may not assign Qualified Policies.

                                   FREE LOOK

     You have a right to cancel your policy, within certain limits. Under the free look provision of your policy, in most jurisdictions, you have twenty days after you receive your policy to return the policy to us and receive a refund (you should refer to Appendix B for variations in the District of Columbia, New York and North Carolina). You may cancel increases in the face amount of your policy under the same time limits.

     We will allocate premium payments you make with your application or during the free look period plus any interest accrued (currently 3% annually) to our General Account until 20 days after issue. However, if you cancel your policy, we will pay you only the greater of your policy's cash value on the date you return the policy or the total premium payments you have made, less any loans and any partial withdrawals you have taken.

     If you cancel an increase in face amount of your policy, we will refund the premium payments you have paid in excess of the planned premiums which are allocated to the increase in accordance with the surrender charge provision, less any part of the excess premium payments which we have already paid you.

     You can return the policy to the Variable Products Service Center at the address listed on the front cover of this prospectus (or any other address we indicate to you in writing)or you may return it to any of our agency offices or to the registered representative who sold you the policy.

                               EXCHANGE PRIVILEGE

     Within the first twenty four months after the Issue Date of your policy, if you decide you do not want to own a variable policy, you can either (1) transfer the entire Accumulation Value to the Fixed Account of your policy or (2) exchange your policy for a new fixed premium permanent plan of life insurance that we (or one of our affiliates) offer for this purpose. The new policy will have the same policy date, issue age, risk classification and initial face amount as your original policy, but will not offer variable investment options such as the Investment Divisions.

     In order to exchange your policy:
     -- your policy must be in effect on the date of the exchange;
     -- you must repay any unpaid loan (including any accrued loan interest);
        and
     -- you must submit a proper written request.

     We will process your request for an exchange on the later of: (a) the date you send in your written request along with your policy or (b) the date we receive the necessary payment for your exchange at the Variable Products Service Center at the address listed on the front cover of this prospectus (or any other address we indicate to you in writing). The policy exchange will be effective on the later of these two dates. The amount applied to your new policy will be the policy's Accumulation Value plus a refund of all cost of insurance charges taken as of the date of the exchange. We will require you to make any adjustment to the premiums and cash values of your policy and the new policy, if necessary.

     When you exchange your policy, all riders and benefits on that policy will end, unless required by law. The new policy will have the same Issue Date, issue age, and risk classification as your original policy.

              ADDITIONAL PROVISIONS REGARDING THE SEPARATE ACCOUNT

YOUR VOTING RIGHTS

     We will vote the shares that the Investment Divisions of the Separate Account hold in the Funds at any regular and special shareholder meetings of the Funds. We will vote these shares according to the instructions we receive from our policyholders who have invested their premiums in Investment Divisions that invest in the Fund. However, if the law changes to allow us to vote the shares in our own right, we may decide to do so.

     While your policy is in effect, you can provide voting instructions to us for each Investment Division in which you have amounts invested. The number of votes you are entitled to will be determined by dividing the amount you have invested in an Investment Division by the net asset value per unit for the Eligible Portfolio underlying that Investment Division.

     We will determine the number of votes you are entitled to on the date established by the underlying Fund for determining shareholders that are eligible to vote at the meeting of the relevant Fund. We will send you written voting instructions prior to the meeting according to the procedures established by the Fund. We will send proxy material, reports and other materials relating to the Fund to each person having a voting interest.

     We will vote the Fund shares for which we do not receive timely instructions in the same proportion as the shares for which we receive voting instructions in a timely manner. We will use voting instructions to abstain from voting on an item to reduce the number of votes eligible to be cast.

OUR RIGHTS

     We may take certain actions relating to our operations and the operations of the Separate Account. We will take these actions in accordance with applicable laws (including obtaining any required approval of the SEC and any other required regulatory approvals). If necessary, we will seek approval by our policyowners.

     Specifically, we reserve the right to:
     -- add or remove any Investment Division;
     -- create new separate accounts;
     -- combine the Separate Account with one or more other separate accounts; -- operate the Separate Account as a management investment company under the Investment Company Act of 1940 or in any other form permitted by law;
     -- deregister the Separate Account under the Investment Company Act of
        1940;
     -- manage the Separate Account under the direction of a committee or discharge such committee at any time;
     -- transfer the assets of the Separate Account to one or more other separate accounts; and
     -- restrict or eliminate any of the voting rights of policyowners or other persons who have voting rights as to the Separate Account.

     We may also change the name of the Separate Account.
                       FEDERAL INCOME TAX CONSIDERATIONS

OUR INTENT

     Our intent in the discussion in this section is to provide general information about federal income tax considerations related to the policies. This is not an exhaustive discussion of all tax questions that might arise under the policies. This discussion is not intended to be tax advice for you. Tax results may vary according to your particular circumstances, and you may need tax advice in connection with the purchase or use of your policy.

     The discussion in this section is based on our understanding of the present Federal income tax laws as they are currently interpreted by the Internal Revenue Service ("IRS"). We have not included any information about applicable state or other tax laws. Further, you should note that tax law changes from time to time. We do not know whether the treatment of life insurance policies under federal income tax or estate or gift tax laws will continue. Future legislation, regulations or interpretations could adversely affect the tax treatment of life insurance policies. Lastly, there are many areas of the tax law where minimal guidance exists in the form of Treasury Regulations or Revenue Rulings. You should consult a tax advisor for information on the tax treatment of the policies, for the tax treatment under the laws of your state, or for information on the impact of proposed or future changes in tax legislation, regulations or interpretations.

     The ultimate effect of federal income taxes on values under the policy and on the economic benefit to you or the beneficiary depends upon NYLIAC's tax status, upon the terms of the policy and upon your circumstances.

TAX STATUS OF NYLIAC AND THE SEPARATE ACCOUNT

     NYLIAC is taxed as a life insurance company under Subchapter L of the Internal Revenue Code. The Separate Account is not a separate taxable entity from NYLIAC and we take its operations into account in determining NYLIAC's income tax liability. All investment income and realized net capital gains on the assets of the Separate Account are reinvested and taken into account in determining policy cash values and are automatically applied to increase the book reserves associated with the policies. Under existing Federal income tax law, neither the investment income nor any net capital gains of the Separate Account, are taxed to NYLIAC to the extent those items are applied to increase reserves associated with the policies.

CHARGES FOR TAXES

     We impose a federal tax charge on Non-Qualified Policies equal to 1.25% of premiums received under the policy to compensate us for taxes we have to pay under Section 848 of the Internal Revenue Code in connection with our receipt of premiums under Non-Qualified Policies. No other charge is currently made to the Separate Account for our federal income taxes that may be attributable to the Separate Account. In the future, we may impose a charge for our Federal income taxes that are attributable to the Separate Account. In addition, depending on the method of calculating interest on amounts allocated to the Fixed Account, we may impose a charge for the policy's share of NYLIAC's federal income taxes attributable to the Fixed Account.

     Under current laws, we may incur state or local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, we reserve the right to charge the Separate Account for the portion of such taxes, if any, attributable to the Separate Account or the policies.

DIVERSIFICATION STANDARDS AND CONTROL ISSUES

     In addition to other requirements imposed by the Internal Revenue Code, a policy will qualify as life insurance under the Internal Revenue Code only if the diversification requirements of Internal Revenue Code Section 817(h) are satisfied by the Separate Account. We intend for the Separate Account to comply with Internal Revenue Code Section 817(h) and related regulations. To satisfy these diversification standards, the regulations generally require that on the last day of each calendar quarter, no more than 55% of the value of a Separate Account's assets can be represented by any one investment, no more than 70% can be represented by any two investments, no more than 80% can be represented by any three investments, and no more than 90% can be represented by any four investments. For purposes of these rules, all securities of the same issuer generally are treated as a single investment, but each U.S. Government agency or instrumentality is treated as a separate issuer. Under a "look through" rule, we are able to meet the diversification requirements by looking through the Separate Account to the underlying Eligible Portfolio. Each of the Funds have committed to us that the Eligible Portfolios will meet the diversification requirements.

     The Internal Revenue Service has stated in published rulings that a variable policyowner will be considered the owner of separate account assets if he or she possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In those circumstances, income and gains from the separate account assets would be includable in the variable policyowner's gross income. In connection with its issuance of temporary regulations under Internal Revenue Code Section 817(h) in 1986, the Treasury Department announced that such temporary regulations did not provide guidance concerning the extent to which policyowners could be permitted to direct their investments to particular investment divisions of a separate account and that guidance on this issue would be forthcoming. Regulations addressing this issue have not yet been issued or proposed. The ownership rights under your policy are similar to, but different in certain respects from, those described by the Internal Revenue Service in rulings in which it was determined that policyowners were not owners of separate account assets. For example, you have additional flexibility in allocating premium payments and policy cash values. These differences could result in your being treated as the owner of your policy's pro rata portion of the assets of the Separate Account. In addition, we do not know what standards will be set forth, if any, in the regulations or ruling which the Treasury Department has stated it expects to issue. We therefore reserve the right to modify the policy, as deemed appropriate by us, to attempt to prevent you from being considered the owner of your policy's pro rata share of the assets of the Separate Account. Moreover, in the event that regulations are adopted or rulings are issued, there can be no assurance that the Eligible Portfolios will continue to be available, will be able to operate as currently described in the Fund prospectuses, or that a Fund will not have to change an Eligible Portfolio's investment objective or investment policies.

LIFE INSURANCE STATUS OF POLICY

     We believe that the policy meets the statutory definition of life insurance under Internal Revenue Code Section 7702 and that you and the beneficiary of your policy will receive the same federal income tax treatment as that accorded to owners and beneficiaries of fixed benefit life insurance policies. Specifically, we believe that the Life Insurance Benefit under your policy will be excludable from the gross income of the beneficiary subject to the terms and conditions of Section 101(a)(1) of the Internal Revenue Code. Pursuant to
Section 101(g) of the Internal Revenue Code, amounts received by the policyowner may also be excludable from the policyowner's gross income when the insured has a terminal illness and benefits are paid under the Living Benefits Rider. (Life insurance benefits under a "modified endowment contract" as discussed below are treated in the same manner as life insurance benefits under life insurance policies that are not so classified.)

     In addition, unless the policy is a "modified endowment contract," in which case the receipt of any loan under the policy may result in recognition of income to the policyowner, we believe that the policyowner will not be deemed to be in constructive receipt of the cash values, including increments thereon, under the policy until proceeds of the policy are received upon a surrender of the policy or a partial withdrawal.

     We reserve the right to make changes to the policy if we think it is appropriate to attempt to assure qualification of the policy as a life insurance contract. If a policy were determined not to qualify as life insurance, the policy would not provide the tax advantages normally provided by life insurance.

MODIFIED ENDOWMENT CONTRACT STATUS

     Internal Revenue Code Section 7702A defines a class of life insurance policies referred to as modified endowment contracts. Under this provision, the policies will be treated for tax purposes in one of two ways. Policies that are not classified as modified endowment contracts will be taxed as conventional life insurance policies, as described below. Taxation of pre-death distributions from policies that are classified as modified endowment contracts and that are entered into on or after June 21, 1988 is somewhat different, as described below.

     A life insurance policy becomes a "modified endowment contract" if, at any time during the first seven years, the sum of actual premiums paid exceeds the sum of the "seven-pay premium." Generally, the "seven-pay premium" is the level annual premium, such that if paid for each of the first seven years, will fully pay for all future life insurance and endowment benefits under a life insurance policy. For example, if the "seven-pay premiums" were $1,000, the maximum premiums that could be paid during the first seven years to avoid "modified endowment" treatment would be $1,000 in the first year, $2,000 through the first two years and $3,000 through the first three years, etc. Under this test, a policy may or may not be a modified endowment contract, depending on the amount of premiums paid during each of the policy's first seven years. A policy received in exchange for a modified endowment contract will be taxed as a modified endowment contract even if it would otherwise satisfy the 7-pay test.

     Certain changes in the terms of a policy including a reduction in life insurance benefits will require a policy to be retested to determine whether the change has caused the policy to become a modified endowment contract. In addition, if a "material change" occurs at any time while the policy is in force, a new 7-pay test period will start and the policy will need to be retested to determine whether it continues to meet the 7-pay test. A "material change" generally includes increases in life insurance benefits, but does not include an increase in life insurance benefits which is attributable to the payment of premiums necessary to fund the lowest level of life insurance benefits payable during the first seven policy years, or which is attributable to the crediting of interest with respect to such premiums.

     Because the policy provides for flexible premiums, NYLIAC has instituted procedures to monitor whether, under our current interpretation of the law, increases in Life Insurance Benefits or additional premiums cause either the start of a new seven-year test period or the taxation of distributions and loans. All additional premiums will be considered in these determinations.

     If a policy fails the 7-pay test, all distributions (including loans) occurring in the policy year of failure and thereafter will be subject to the rules for modified endowment contracts. A recapture provision also applies to loans and distributions that are received in anticipation of failing the 7-pay test. Under the Internal Revenue Code, any distribution or loan made within two Policy Years prior to the date that a policy fails the 7-pay test is considered to have been made in anticipation of the failure.

STATUS OF POLICY AFTER INSURED IS AGE 100

     The policy provides that beginning on the policy anniversary on which the insured is age 100, the Face Amount, as shown on page 2 of the policy, will no longer apply. Instead, the death benefit under the policy will equal the Cash Value. The Internal Revenue Service has not issued any guidance on the status of a life insurance policy after the insured becomes age 100. There is a risk that the policy may not qualify as life insurance under the federal tax law after the insured becomes age 100 and that the owner may become subject to adverse tax consequences at that time. For this reason, a tax advisor should be consulted before the owner chooses to continue the policy after the insured becomes age 100.

POLICY SURRENDERS AND PARTIAL WITHDRAWALS

     Upon a full surrender of a policy for its cash surrender value, you will recognize ordinary income for federal tax purposes to the extent that the cash value less surrender charges and any uncollected additional contract charges, exceeds the investment in your policy (the total of all premiums paid but not previously recovered plus any other consideration paid for the policy). The tax consequences of a partial withdrawal from your policy will depend upon whether the partial withdrawal results in a reduction of future benefits under your policy and whether your policy is a modified endowment contract.

     If your policy is not a modified endowment contract, the general rule is that a partial withdrawal from a policy is taxable only to the extent that it exceeds the total investment in the policy. An exception to this general rule applies, however, if a reduction of future benefits occurs during the first fifteen years after a policy is issued and there is a cash distribution associated with that reduction. In such a case, the Internal Revenue Code prescribes a formula under which you may be taxed on all or a part of the amount distributed. After fifteen years, cash distributions from a policy that is not a modified endowment contract will not be subject to federal income tax, except to the extent they exceed the total investment in the policy. We suggest that you consult with a tax advisor in advance of a proposed decrease in face amount or a partial withdrawal. In addition, any amounts distributed under a "modified endowment contract" (including proceeds of any loan) are taxable to the extent of any accumulated income in the policy. In general, the amount that may be subject to tax is the excess of the cash value (both loaned and unloaned) over the previously unrecovered premiums paid.

     For purposes of determining the amount of income received upon a distribution (or loan) from a modified endowment contract, the Internal Revenue Code requires the aggregation of all modified endowment contracts issued to the same policyowner by an insurer and its affiliates within the same calendar year. Therefore, loans and distributions from any one such policy are taxable to the extent of the income accumulated in all the modified endowment contracts required to be so aggregated.

     If any amount is taxable as a distribution of income under a modified endowment contract (as a result of a policy surrender, a partial withdrawal or a loan), it may also be subject to a 10% penalty tax under Internal Revenue Code
Section 72(v). Limited exceptions from the additional penalty tax are available for certain distributions to individuals who own policies. The penalty tax will not apply to distributions: (i) that are made on or after the date the taxpayer attains age 59 1/2; or (ii) that are attributable to the taxpayer's becoming disabled; or (iii) that are part of a series of substantially equal periodic payments (made not less frequently than annually) made for the life or life expectancy of the taxpayer.

POLICY LOANS AND INTEREST DEDUCTIONS

     We believe that under current law any loan received under your policy will be treated as policy debt to you and that, unless your policy is a modified endowment contract, no part of any loan under your policy will constitute income to you. If your policy is a modified endowment contract (see discussion above) loans will be fully taxable to the extent of the income in the policy (and in any other contracts with which it must be aggregated) and could be subject to the additional 10% tax.

     Internal Revenue Code Section 264 provides that interest paid or accrued on a loan in connection with a policy is generally nondeductible. Certain exceptions apply, however, with respect to policies covering key employees. In addition, in the case of policies not held by individuals, special rules may limit the deductibility of interest on loans that are not made in connection with a policy. We suggest consultation with a tax advisor for further guidance.

     In addition, if your policy lapses or you surrender it with an outstanding loan, and the amount of the loan plus the cash surrender value is more than the sum of premiums you paid, you will generally be liable for taxes on the excess. Such amount will be taxed as ordinary income.

CORPORATE OWNERS

     If you are a corporation, ownership of a policy may affect your exposure to the corporate alternative minimum tax. If you intend to use the policies to fund deferred compensation arrangements, you should consider the tax consequences of these arrangements. You should consult your tax advisors on these matters.

EXCHANGES OR ASSIGNMENTS OF POLICIES

     If you change the policyowner or exchange or assign your policy, it may have significant tax consequences depending on the circumstances. For example, an assignment or exchange of the policy may result in taxable income to you. Further, Internal Revenue Code Section 101(a) provides, subject to certain exceptions, that where a policy has been transferred for value, only the portion of the life insurance benefit which is equal to the total consideration paid for the policy may be excluded from gross income. For complete information with respect to policy assignments and exchanges, a qualified tax advisor should be consulted.

REASONABLENESS REQUIREMENT FOR CHARGES

     Another provision of the tax law deals with allowable charges for mortality costs and other expenses that are used in making calculations to determine whether a policy qualifies as life insurance for federal income tax purposes. For life insurance policies entered into on or after October 21, 1988, these calculations must be based upon reasonable mortality charges and other charges reasonably expected to be actually paid. The Treasury Department has issued proposed regulations and is expected to promulgate temporary or final regulations governing reasonableness standards for mortality charges.

LIVING BENEFITS RIDER (ALSO KNOWN AS ACCELERATED BENEFITS RIDER)

     A Living Benefits Rider is available in connection with the policy. Amounts received under this rider will generally be excludable from your gross income under Section 101(g) of the Internal Revenue Code. The exclusion from gross income will not apply, however, if you are not the insured or if you do not have an insurable interest in the life of the insured either because the insured is your director, officer or employee or because the insured has a financial interest in a business of yours.

     In some cases, there may be a question as to whether a life insurance policy that has an accelerated living benefit rider can meet certain technical aspects of the definition of "life insurance contract" under the Internal Revenue Code. We reserve the right (but we are not obligated) to modify the rider to conform with requirements the Internal Revenue Service may enact.

INSURANCE EXCHANGE RIDER

     The Internal Revenue Service has ruled that an exchange of policies pursuant to this type of rider does not qualify as a tax-deferred exchange under
Section 1035 of the Internal Revenue Code. Accordingly, the exercise of your rights under this rider will result in a taxable event. You will be required to include in gross income an amount equal to the gain in the policy. The exercise of your rights under this rider may also result in the new policy being classified as a modified endowment contract. For more information about modified endowment contracts, see page 63. You should discuss with your tax adviser the potential adverse tax consequences of exercising your rights under this rider.

OTHER TAX ISSUES

     Federal estate and state and local estate, inheritance, and other tax consequences of ownership or receipt of Policy Proceeds depend on the circumstances of each policyowner or beneficiary.

QUALIFIED PLANS

     The policies are intended to be used with plans qualified under Section 401(a) of the Internal Revenue Code. While these plans include profit sharing plans, 401(k) plans, money purchase pension plans and defined benefit plans, purchasers of these policies should seek competent legal and tax advice regarding the suitability of these policies for all types of plans qualified under Section 401(a). Generally, employer contributions to plans qualified under
Section 401(a) and earnings thereon are not taxed to participants until distributed in accordance with plan provisions.

WITHHOLDING

     Under Section 3405 of the Internal Revenue Code, withholding is generally required with respect to certain taxable distributions under insurance policies. In the case of periodic payments (payments made as an annuity or on a similar basis), the withholding is at graduated rates (as though the payments were employee wages). With respect to non-periodic distributions, the withholding is at a flat rate of 10%. You can elect to have either non-periodic or periodic payments made without withholding except where your tax identification number has not been furnished to us, or where the Internal Revenue Service has notified us that a tax identification number is incorrect.

     Different withholding rules apply to payments made to U.S. citizens living outside the United States and to non-U.S. citizens living outside of the United States. U.S. citizens who live outside of the United States generally are not permitted to elect not to have federal income taxes withheld from payments. Payments to non-U.S. citizens who are not residents of the United States generally are subject to 30% withholding, unless an income tax treaty between their country of residence and the United States provides for a lower rate of withholding or an exemption from withholding.
                                  ABOUT NYLIAC

     NYLIAC is a stock life insurance company incorporated in Delaware in 1980. NYLIAC is licensed to sell life, accident and health insurance and annuities in the District of Columbia and all states. In addition to the policies described in this prospectus, NYLIAC offers other life insurance policies and annuities. NYLIAC's financial statements are also included in this prospectus. NYLIAC's principal business address is 51 Madison Avenue, New York, New York 10010.

     NYLIAC is a wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), a mutual life insurance company founded in New York in 1845. NYLIAC had total assets amounting to $32.39 billion at the end of 2000. New York Life has invested in NYLIAC, and will, occasionally make additional contributions to NYLIAC in order to maintain capital and surplus in accordance with state requirements.

DIRECTORS AND PRINCIPAL OFFICERS OF NYLIAC

DIRECTORS:                                  POSITIONS DURING LAST FIVE YEARS:
Seymour Sternberg.........................  Chairman of the Board, Chief Executive Officer and
                                            President of New York Life from April 1997 to date,
                                            President and Chief Operating Officer from October
                                            1995 to April 1997. President of NYLIAC from November
                                            1995 to May 1997.
Gary G. Benanav...........................  Vice Chairman of New York Life from November 1999 to date, Executive Vice President from 1997 to November
                                            1999, Chairman and Chief Executive Officer of New
                                            York Life International from December 1997 to date.
                                            Executive Vice President and Chairman of Taiwan
                                            Branch of NYLIAC from May 1998 to date. President of
                                            Aeris Ventures, LLC from January to December, 1997.
                                            Prior thereto, Executive Vice President of Aetna Life
                                            and Casualty Company.

Richard M. Kernan, Jr.....................  Executive Vice President and Chief Investment Officer
                                            of New York Life from March 1991 to date. President
                                            of NYLIAC from May 1997 to date, Executive Vice
                                            President from November 1995 to May 1997.
Frederick J. Sievert......................  Vice Chairman of New York Life from January 1997 to date, Executive Vice President from February 1995 to
                                            January 1997. President of NYLIAC from May 1997 to
                                            date, Executive Vice President from November 1995 to
                                            May 1997.
George J. Trapp...........................  Executive Vice President of New York Life from June
                                            1995 to date, Corporate Secretary from November 1995
                                            to date. Member of the Executive Management Committee
                                            of New York Life since 1994.
Phillip J. Hildebrand.....................  Executive Vice President of New York Life from March
                                            1999 to date; Senior Vice President in charge of the
                                            Agency Department of New York Life from 1996 to March
                                            1999. Executive Vice President of NYLIAC from June
                                            1999 to date; prior thereto, Senior Vice President
                                            from January 1997. Managing Partner of Dallas General
                                            Office of New York Life from 1994 to 1996.
Howard I. Atkins..........................  Executive Vice President and Chief Financial Officer
                                            of New York Life and NYLIAC from April 1996 to date;
                                            Chief Financial Officer of Midlantic Corporation
                                            prior thereto.
Robert D. Rock............................  Senior Vice President in charge of the Individual
                                            Annuity Department of New York Life from February
                                            1991 to date. Senior Vice President of NYLIAC from
                                            April 1992 to date.
Frank M. Boccio...........................  Senior Vice President in charge of Individual Policy
                                            Services Department of New York Life from July 1995
                                            to date.
Michael G. Gallo..........................  Senior Vice President in charge of the Individual
                                            Life Department of New York Life from July 1995 to
                                            date. Senior Vice President of NYLIAC from August
                                            1995 to date.

Solomon Goldfinger........................  Senior Vice President and Chief Financial Officer in
                                            charge of the Financial Management Department of New
                                            York Life from July 1995 to date. Senior Vice
                                            President of NYLIAC from April 1992 to date.
OFFICERS:
Jay S. Calhoun, III.......................  Senior Vice President and Treasurer of New York Life
                                            from May 1989 to date. Senior Vice President and
                                            Treasurer of NYLIAC from May 1997 to date; Vice
                                            President and Treasurer from January 1993 to May
                                            1997.
Gary E. Wendlandt.........................  Executive Vice President in charge of the Asset
                                            Management business of New York Life from May 1999 to
                                            date. Executive Vice President of NYLIAC from March
                                            2000 to date; Chief Executive Officer of New York
                                            Life Investment Management from December 1999 to
                                            date, Chairman from March 2000 to date. Executive
                                            Vice President and Chief Investment Officer of
                                            MassMutual Life Insurance Company, June 1992 to April
                                            1999.
Richard C. Schwartz.......................  Senior Vice President of New York Life from March
                                            1998 to date; prior thereto, Vice President from
                                            1993. Vice President of NYLIAC from March 2000 to
                                            date.
John A. Cullen............................  Vice President and Deputy Controller of New York Life
                                            from November 1999 to date; Vice President prior
                                            thereto. Vice President and Controller of NYLIAC from
                                            December 1999 to date; Vice President and Assistant
                                            Controller prior thereto.
Frank J. Ollari...........................  Senior Vice President in charge of the Mortgage
                                            Finance Department of New York Life from October 1989
                                            to date. Senior Vice President of NYLIAC from April
                                            1992 to date.
Joel M. Steinberg.........................  Vice President and Actuary of New York Life from
                                            March 1998 to date; Corporate Vice President and
                                            Actuary from March 1996 to March 1998; Actuary prior
                                            thereto. Vice President and Actuary of NYLIAC from
                                            February 1998 to date.

Stephen N. Steinig........................  Senior Vice President and Chief Actuary of New York
                                            Life from February 1994 to date. Senior Vice
                                            President and Chief Actuary of NYLIAC from May 1991
                                            to date.

                              RECORDS AND REPORTS

     New York Life or NYLIAC maintains all records and accounts relating to the Separate Account and the Fixed Account. Each year we will mail you a report showing the cash value, cash surrender value and outstanding loans (including accrued loan interest) as of the latest policy anniversary. This report contains any additional information required by any applicable law or regulation. We will also mail you a report each quarter showing this same information as of the end of the previous quarter. This quarterly statement reports transactions that you have requested or authorized. Please review it carefully. If you believe it contains an error, we must be notified within 15 days of the date of the statement.

     Reports and promotional literature may contain the ratings New York Life and NYLIAC have received from independent rating agencies. Both companies are among only a few companies that have consistently received among the highest possible ratings from the four major independent rating companies for financial strength and stability: A.M. Best, Fitch, Moody's Investor's Services Inc. and Standard and Poor's. However, neither New York Life nor NYLIAC guarantees the investment performance of the Investment Divisions.
                           SALES AND OTHER AGREEMENTS

     NYLIFE Distributors Inc. ("NYLIFE Distributors"), 51 Madison Avenue, New York, New York 10010, is the principal underwriter and the distributor of the policies and is an indirect wholly-owned subsidiary of New York Life. The commissions paid to registered representatives of broker-dealers who have entered into dealer agreements with NYLIFE Distributors differ, based on a choice of the following three compensation options:

     (1) Level commission payments during first five Policy Years, which will not exceed 20% of the premiums paid up to a policy's commission target premium, plus 3.5% of premiums paid in excess of such amount. In addition, asset based trail compensation will be paid beginning in the sixth Policy Year.

     (2) Commissions paid during the first Policy Year will not exceed 50% of the premiums paid up to a policy's commission target premium (not to exceed 20% in the second Policy Year and 10% in the third Policy Year), plus 3.5% of premiums paid in excess of such amount. In addition, asset based trail compensation will be paid beginning in the fourth Policy Year.

     (3) Commissions paid during the first Policy Year will not exceed 50% of the premiums paid up to a policy's commission target premium, plus 3.5% of premiums paid in excess of such amount.

     Commissions in excess of the percentage payable on renewal premiums are available for premiums paid in connection with most increases in a policy's face amount. Registered representatives who meet certain productivity standards and/or participate in certain programs may receive additional compensation. From time to time, NYLIFE Distributors may enter into a special arrangement with a broker-dealer, which provides for the payment of higher commissions to such broker-dealer in connection with sales of the policies. Purchasers of the policies will be informed prior to purchase of any applicable special arrangement.
                               LEGAL PROCEEDINGS

     NYLIAC is a defendant in individual and/or alleged class action suits arising from its agency sales force, insurance (including variable contracts registered under the federal securities law), investment, retail securities, employment and benefits and/or other operations, including actions involving retail sales practices. Most of these actions also seek substantial or unspecified compensatory and punitive damages. NYLIAC is also from time to time involved as a party in various governmental, administrative, and investigative proceedings and inquiries.

     Given the uncertain nature of litigation and regulatory inquiries, the outcome of which cannot be predicted. NYLIAC nevertheless believes that, after provisions made in the financial statements, the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on NYLIAC's financial position; however, it is possible that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on NYLIAC's operating results for a given year.
                                    EXPERTS

     The financial statements of NYLIAC as of December 31, 2000 and 1999 and for each of the three years in the period ended December 31, 2000 included in this Prospectus have been so included in reliance on the report (which includes an explanatory paragraph relating to a change in its method of accounting for the cost of computer software developed or obtained for internal use as described in
Note 2 to the financial statements) of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

     The financial statements of the Separate Account as of December 31, 2000 and each of the three years in the period ended December 31, 2000 included in this Prospectus have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

     Michael Fong, FSA, MAAA, Associate Actuary, has examined actuarial matters in this prospectus. We have filed an opinion on actuarial matters as an exhibit to the registration statements we filed with the SEC.
                              FINANCIAL STATEMENTS

     We have included in this prospectus the audited financial statements of NYLIAC (including the auditor's report) for the fiscal years ended December 31, 2000, 1999 and 1998 and of the Separate Account (including the Auditor's report) for the year ended December 31, 2000, 1999 and 1998. You should consider the financial statements of NYLIAC as bearing only upon the ability of NYLIAC to meet its obligations under the policy.

                              FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 2000

                                                    MAINSTAY VP      MAINSTAY VP
                                                      CAPITAL            CASH         MAINSTAY VP      MAINSTAY VP
                                                    APPRECIATION      MANAGEMENT      CONVERTIBLE       GOVERNMENT
                                                   ----------------------------------------------------------------
ASSETS:
  Investment at net asset value..................   $241,785,130     $ 44,041,642     $  7,517,365     $  4,325,405
LIABILITIES:
  Liability to New York Life Insurance and
    Annuity Corporation for mortality and expense
    risk and administrative charges..............        378,836           48,738           10,561            7,343
                                                    ------------     ------------     ------------     ------------
      Total equity...............................   $241,406,294     $ 43,992,904     $  7,506,804     $  4,318,062
                                                    ============     ============     ============     ============
TOTAL EQUITY REPRESENTED BY:
  Equity of Policyowners:
    VUL and SVUL policies........................   $225,952,474     $ 40,728,999     $  4,814,987     $  4,168,325
    VUL 2000 policies............................     15,453,820        3,263,905        2,691,817          149,737
                                                    ------------     ------------     ------------     ------------
      Total equity...............................   $241,406,294     $ 43,992,904     $  7,506,804     $  4,318,062
                                                    ============     ============     ============     ============
    VUL and SVUL variable accumulation unit
      value......................................   $      28.70     $       1.35     $      16.30     $      14.70
                                                    ============     ============     ============     ============
    VUL 2000 variable accumulation unit value....   $      10.76     $       1.06     $      11.36     $      11.22
                                                    ============     ============     ============     ============
Identified Cost of Investment....................   $274,136,796     $ 44,041,657     $  8,463,798     $  4,303,163
                                                    ============     ============     ============     ============

                                                    MAINSTAY VP
                                                      AMERICAN       MAINSTAY VP      MAINSTAY VP         ALGER
                                                      CENTURY       DREYFUS LARGE     EAGLE ASSET        AMERICAN
                                                      INCOME &         COMPANY         MANAGEMENT         SMALL
                                                       GROWTH           VALUE        GROWTH EQUITY    CAPITALIZATION
                                                   ----------------------------------------------------------------
ASSETS:
  Investment at net asset value..................   $  1,138,702     $    633,552     $  5,101,956     $ 15,949,628
LIABILITIES:
  Liability to New York Life Insurance and
    Annuity Corporation for mortality and expense
    risk and administrative charges..............          1,390              646            5,553           32,670
                                                    ------------     ------------     ------------     ------------
      Total equity...............................   $  1,137,312     $    632,906     $  5,096,403     $ 15,916,958
                                                    ============     ============     ============     ============
TOTAL EQUITY REPRESENTED BY:
  Equity of Policyowners:
    VUL and SVUL policies........................   $    376,779     $     72,439     $  1,966,829     $ 12,193,189
    VUL 2000 policies............................        760,533          560,467        3,129,574        3,723,769
                                                    ------------     ------------     ------------     ------------
      Total equity...............................   $  1,137,312     $    632,906     $  5,096,403     $ 15,916,958
                                                    ============     ============     ============     ============
    VUL and SVUL variable accumulation unit
      value......................................   $       9.40     $      10.36     $       9.25     $      12.62
                                                    ============     ============     ============     ============
    VUL 2000 variable accumulation unit value....   $       9.71     $      10.96     $      12.45     $       9.46
                                                    ============     ============     ============     ============
Identified Cost of Investment....................   $  1,221,812     $    618,210     $  6,336,012     $ 15,736,357
                                                    ============     ============     ============     ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

     MAINSTAY VP      MAINSTAY VP      MAINSTAY VP                                         MAINSTAY VP       MAINSTAY VP
      HIGH YIELD     INTERNATIONAL        TOTAL         MAINSTAY VP      MAINSTAY VP          GROWTH           INDEXED
    CORPORATE BOND       EQUITY           RETURN           VALUE             BOND             EQUITY            EQUITY
    -----------------------------------------------------------------------------------------------------------------
     $ 27,805,139     $  6,910,885     $ 49,255,044     $ 34,513,307     $  9,238,684      $ 77,231,015      $135,144,561
           46,335           11,069           80,433           60,748           15,794           123,829           221,618
     ------------     ------------     ------------     ------------     ------------      ------------      ------------
     $ 27,758,804     $  6,899,816     $ 49,174,611     $ 34,452,559     $  9,222,890      $ 77,107,186      $134,922,943
     ============     ============     ============     ============     ============      ============      ============
     $ 26,361,139     $  6,249,952     $ 46,996,939     $ 33,582,399     $  8,625,996      $ 69,703,863      $120,722,434
        1,397,665          649,864        2,177,672          870,160          596,894         7,403,323        14,200,509
     ------------     ------------     ------------     ------------     ------------      ------------      ------------
     $ 27,758,804     $  6,899,816     $ 49,174,611     $ 34,452,559     $  9,222,890      $ 77,107,186      $134,922,943
     ============     ============     ============     ============     ============      ============      ============
     $      15.28     $      15.44     $      22.43     $      20.01     $      14.91      $      31.53      $      31.77
     ============     ============     ============     ============     ============      ============      ============
     $       9.70     $       9.42     $      10.89     $      11.87     $      10.94      $      11.78      $      10.35
     ============     ============     ============     ============     ============      ============      ============
     $ 35,652,962     $  7,276,005     $ 45,049,320     $ 32,417,761     $  9,591,030      $ 88,191,891      $147,495,738
     ============     ============     ============     ============     ============      ============      ============

                                                                         JANUS ASPEN      MORGAN STANLEY
       CALVERT          FIDELITY         FIDELITY       JANUS ASPEN         SERIES             UIF             T. ROWE
        SOCIAL           VIP II            VIP             SERIES         WORLDWIDE      EMERGING MARKETS       PRICE
       BALANCED      CONTRAFUND(R)    EQUITY-INCOME       BALANCED          GROWTH            EQUITY        EQUITY INCOME
    -----------------------------------------------------------------------------------------------------------------
     $  1,650,584     $ 51,564,515     $ 18,218,988     $ 44,375,983     $ 75,129,483      $  7,130,201      $    765,060
            2,518           80,109           35,661           66,402          114,908            10,387               760
     ------------     ------------     ------------     ------------     ------------      ------------      ------------
     $  1,648,066     $ 51,484,406     $ 18,183,327     $ 44,309,581     $ 75,014,575      $  7,119,814      $    764,300
     ============     ============     ============     ============     ============      ============      ============
     $  1,247,706     $ 43,916,394     $ 15,910,976     $ 31,844,785     $ 60,952,812      $  5,668,829      $     51,485
          400,360        7,568,012        2,272,351       12,464,796       14,061,763         1,450,985           712,815
     ------------     ------------     ------------     ------------     ------------      ------------      ------------
     $  1,648,066     $ 51,484,406     $ 18,183,327     $ 44,309,581     $ 75,014,575      $  7,119,814      $    764,300
     ============     ============     ============     ============     ============      ============      ============
     $      14.70     $      18.92     $      16.64     $      20.04     $      21.84      $       8.81      $      11.01
     ============     ============     ============     ============     ============      ============      ============
     $      10.33     $      11.00     $      11.41     $      11.25     $      11.84      $       8.99      $      11.06
     ============     ============     ============     ============     ============      ============      ============
     $  1,785,290     $ 55,187,874     $ 17,533,337     $ 45,649,711     $ 90,521,816      $ 10,354,207      $    728,815
     ============     ============     ============     ============     ============      ============      ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS
For the years ended December 31, 2000,
December 31, 1999 and December 31, 1998

                                                     MAINSTAY VP                                     MAINSTAY VP
                                                CAPITAL APPRECIATION                               CASH MANAGEMENT
                                    ---------------------------------------------   ---------------------------------------------
                                        2000            1999            1998            2000            1999            1998
                                    -----------------------------------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income.................  $          --   $          --   $     144,794   $   1,580,507   $   1,033,284   $     482,627
  Mortality and expense risk and
    administrative charges........     (1,764,082)     (1,325,374)       (864,061)       (183,476)       (149,862)        (65,776)
                                    -------------   -------------   -------------   -------------   -------------   -------------
      Net investment income
        (loss)....................     (1,764,082)     (1,325,374)       (719,267)      1,397,031         883,422         416,851
                                    -------------   -------------   -------------   -------------   -------------   -------------
REALIZED AND UNREALIZED GAIN
  (LOSS):
  Proceeds from sale of
    investments...................    125,297,510     152,344,807      57,370,104     832,491,635     420,117,735     113,963,536
  Cost of investments sold........   (109,964,940)   (105,222,446)    (28,771,929)   (832,491,594)   (420,117,858)   (113,963,362)
                                    -------------   -------------   -------------   -------------   -------------   -------------
      Net realized gain (loss) on
        investments...............     15,332,570      47,122,361      28,598,175              41            (123)            174
  Realized gain distribution
    received......................     16,627,986       9,212,178       1,508,712              --               8              --
  Change in unrealized
    appreciation (depreciation) on
    investments...................    (61,221,668)     (9,158,970)     12,462,126             (16)            107            (115)
                                    -------------   -------------   -------------   -------------   -------------   -------------
      Net gain (loss) on
        investments...............    (29,261,112)     47,175,569      42,569,013              25              (8)             59
                                    -------------   -------------   -------------   -------------   -------------   -------------
  Increase (decrease) attributable
    to New York Life Insurance and
    Annuity Corporation charges
    retained by the Separate
    Account.......................         84,161         (57,448)        (54,151)         (2,088)         (1,253)           (576)
                                    -------------   -------------   -------------   -------------   -------------   -------------
      Net increase (decrease) in
        total equity resulting
        from operations...........  $ (30,941,033)  $  45,792,747   $  41,795,595   $   1,394,968   $     882,161   $     416,334
                                    =============   =============   =============   =============   =============   =============

                                                     MAINSTAY VP                                     MAINSTAY VP
                                                INTERNATIONAL EQUITY                                TOTAL RETURN
                                    ---------------------------------------------   ---------------------------------------------
                                        2000            1999            1998            2000            1999            1998
                                    -----------------------------------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income.................  $      48,991   $      19,396   $      95,448   $   1,041,963   $     795,746   $     648,813
  Mortality and expense risk and
    administrative charges........        (44,591)        (34,254)        (26,135)       (345,823)       (278,453)       (203,043)
                                    -------------   -------------   -------------   -------------   -------------   -------------
      Net investment income
        (loss)....................          4,400         (14,858)         69,313         696,140         517,293         445,770
                                    -------------   -------------   -------------   -------------   -------------   -------------
REALIZED AND UNREALIZED GAIN
  (LOSS):
  Proceeds from sale of
    investments...................     10,164,396       1,039,546       8,126,694       2,899,281       1,942,053       2,079,894
  Cost of investments sold........    (10,157,189)       (946,738)     (7,727,138)     (1,625,839)     (1,004,465)     (1,249,354)
                                    -------------   -------------   -------------   -------------   -------------   -------------
      Net realized gain (loss) on
        investments...............          7,207          92,808         399,556       1,273,442         937,588         830,540
  Realized gain distribution
    received......................        372,308         133,262              --       4,081,375       1,305,271         933,164
  Change in unrealized
    appreciation (depreciation) on
    investments...................     (1,618,834)      1,140,110         253,950      (8,653,054)      3,737,718       4,843,628
                                    -------------   -------------   -------------   -------------   -------------   -------------
      Net gain (loss) on
        investments...............     (1,239,319)      1,366,180         653,506      (3,298,237)      5,980,577       6,607,332
                                    -------------   -------------   -------------   -------------   -------------   -------------
  Increase (decrease) attributable
    to New York Life Insurance and
    Annuity Corporation charges
    retained by the Separate
    Account.......................          2,142          (1,636)         (1,447)          8,738          (8,421)         (9,150)
                                    -------------   -------------   -------------   -------------   -------------   -------------
      Net increase (decrease) in
        total equity resulting
        from operations...........  $  (1,232,777)  $   1,349,686   $     721,372   $  (2,593,359)  $   6,489,449   $   7,043,952
                                    =============   =============   =============   =============   =============   =============

(a) For the period September 28, 1999 (Commencement of Operations) through December 31, 1999.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

                                                                                                     MAINSTAY VP
                     MAINSTAY VP                                     MAINSTAY VP                     HIGH YIELD
                     CONVERTIBLE                                     GOVERNMENT                     CORPORATE BOND
    ---------------------------------------------   ---------------------------------------------   -------------
        2000            1999            1998            2000            1999            1998            2000
    -------------------------------------------------------------------------------------------------------------
    $     270,299   $     112,711   $      83,153   $     249,425   $     186,993   $     143,858   $   3,725,021
          (35,544)        (16,793)         (9,290)        (26,301)        (24,832)        (16,586)       (192,840)
    -------------   -------------   -------------   -------------   -------------   -------------   -------------
          234,755          95,918          73,863         223,124         162,161         127,272       3,532,181
    -------------   -------------   -------------   -------------   -------------   -------------   -------------
          351,541         190,880         126,980       1,111,451       2,190,273       2,611,462       1,803,313
         (315,534)       (165,136)       (119,640)     (1,201,228)     (2,181,903)     (2,573,576)     (1,992,134)
    -------------   -------------   -------------   -------------   -------------   -------------   -------------
           36,007          25,744           7,340         (89,777)          8,370          37,886        (188,821)
          442,403         333,649          50,288              --              --              --           1,263
       (1,249,434)        406,847         (85,229)        285,580        (259,370)         14,939      (5,292,927)
    -------------   -------------   -------------   -------------   -------------   -------------   -------------
         (771,024)        766,240         (27,601)        195,803        (251,000)         52,825      (5,480,485)
    -------------   -------------   -------------   -------------   -------------   -------------   -------------
              789          (1,036)            (23)           (643)             47            (204)          2,341
    -------------   -------------   -------------   -------------   -------------   -------------   -------------
    $    (535,480)  $     861,122   $      46,239   $     418,284   $     (88,792)  $     179,893   $  (1,945,963)
    =============   =============   =============   =============   =============   =============   =============

              MAINSTAY VP
              HIGH YIELD
          CORPORATE BOND
     -----------------------------
         1999            1998
     -----------------------------
     $   2,919,680   $   1,701,259
          (160,799)       (110,896)
     -------------   -------------
         2,758,881       1,590,363
     -------------   -------------
         1,691,618       1,235,051
        (1,669,515)     (1,170,197)
     -------------   -------------
            22,103          64,854
           499,619          47,406
          (818,497)     (1,498,958)
     -------------   -------------
          (296,775)     (1,386,698)
     -------------   -------------
            (3,665)            (61)
     -------------   -------------
     $   2,458,441   $     203,604
     =============   =============

                     MAINSTAY VP                                     MAINSTAY VP                     MAINSTAY VP
                        VALUE                                           BOND                        GROWTH EQUITY
    ---------------------------------------------   ---------------------------------------------   -------------
        2000            1999            1998            2000            1999            1998            2000
    -------------------------------------------------------------------------------------------------------------
    $     430,439   $     349,161   $     340,888   $     583,427   $     429,660   $     306,186   $     438,876
         (202,994)       (177,341)       (137,034)        (55,342)        (46,120)        (35,304)       (500,312)
    -------------   -------------   -------------   -------------   -------------   -------------   -------------
          227,445         171,820         203,854         528,085         383,540         270,882         (61,436)
    -------------   -------------   -------------   -------------   -------------   -------------   -------------
        2,117,975       1,474,401         622,459         730,750         743,861         908,053      60,660,721
       (1,820,198)     (1,186,551)       (455,953)       (775,323)       (736,993)       (905,139)    (50,764,425)
    -------------   -------------   -------------   -------------   -------------   -------------   -------------
          297,777         287,850         166,506         (44,573)          6,868           2,914       9,896,296
        1,029,801              --       1,711,646              --             553         150,296       7,013,106
        2,085,051       1,329,416      (3,245,087)        240,360        (531,346)        (24,456)    (20,170,835)
    -------------   -------------   -------------   -------------   -------------   -------------   -------------
        3,412,629       1,617,266      (1,366,935)        195,787        (523,925)        128,754      (3,261,433)
    -------------   -------------   -------------   -------------   -------------   -------------   -------------
           (2,639)         (1,483)            952          (1,132)             71            (496)         15,246
    -------------   -------------   -------------   -------------   -------------   -------------   -------------
    $   3,637,435   $   1,787,603   $  (1,162,129)  $     722,740   $    (140,314)  $     399,140   $  (3,307,623)
    =============   =============   =============   =============   =============   =============   =============

              MAINSTAY VP
           GROWTH EQUITY
     -----------------------------
         1999            1998
    ---------------------------------------------------------------------------
     $     340,542   $     286,865
          (342,165)       (207,777)
     -------------   -------------
            (1,623)         79,088
     -------------   -------------
         9,199,644         676,843
        (5,816,498)       (449,502)
     -------------   -------------
         3,383,146         227,341
         5,714,804       2,916,300
         4,351,297       3,898,766
     -------------   -------------
        13,449,247       7,042,407
     -------------   -------------
           (18,194)        (10,255)
     -------------   -------------
     $  13,429,430   $   7,111,240
     =============   =============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the years ended December 31, 2000,
December 31, 1999 and December 31, 1998

                                                                                                     MAINSTAY VP
                                                     MAINSTAY VP                                  AMERICAN CENTURY
                                                   INDEXED EQUITY                                  INCOME & GROWTH
                                    ---------------------------------------------   ---------------------------------------------
                                        2000            1999            1998            2000           1999(A)          1998
                                    -----------------------------------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income.................  $   1,332,428   $   1,094,708   $     640,476   $       7,375   $         221   $          --
  Mortality and expense risk and
    administrative charges........       (910,829)       (625,794)       (324,552)         (2,977)            (18)             --
                                    -------------   -------------   -------------   -------------   -------------   -------------
      Net investment income
        (loss)....................        421,599         468,914         315,924           4,398             203              --
                                    -------------   -------------   -------------   -------------   -------------   -------------
REALIZED AND UNREALIZED GAIN
  (LOSS):
  Proceeds from sale of
    investments...................    412,452,055     237,429,723      79,489,365          76,261           6,414              --
  Cost of investments sold........   (408,632,602)   (223,788,302)    (68,772,611)        (79,913)         (6,273)             --
                                    -------------   -------------   -------------   -------------   -------------   -------------
      Net realized gain (loss) on
        investments...............      3,819,453      13,641,421      10,716,754          (3,652)            141              --
  Realized gain distribution
    received......................      2,520,131       1,618,939         557,191             405              --              --
  Change in unrealized
    appreciation (depreciation) on
    investments...................    (19,469,287)        734,879         282,888         (84,130)          1,020              --
                                    -------------   -------------   -------------   -------------   -------------   -------------
      Net gain (loss) on
        investments...............    (13,129,703)     15,995,239      11,556,833         (87,377)          1,161              --
                                    -------------   -------------   -------------   -------------   -------------   -------------
  Increase (decrease) attributable
    to New York Life Insurance and
    Annuity Corporation charges
    retained by the Separate
    Account.......................         31,443         (21,057)        (16,684)             88              (1)             --
                                    -------------   -------------   -------------   -------------   -------------   -------------
      Net increase (decrease) in
        total equity resulting
        from operations...........  $ (12,676,661)  $  16,443,096   $  11,856,073   $     (82,891)  $       1,363   $          --
                                    =============   =============   =============   =============   =============   =============

                                                                                                      FIDELITY
                                                       CALVERT                                         VIP II
                                                   SOCIAL BALANCED                                  CONTRAFUND(R)
                                    ---------------------------------------------   ---------------------------------------------
                                        2000            1999            1998            2000            1999            1998
                                    -----------------------------------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income.................  $      28,259   $      21,450   $      10,243   $     134,244   $      91,179   $      44,727
  Mortality and expense risk and
    administrative charges........         (8,941)         (4,964)         (2,035)       (305,653)       (176,020)        (72,691)
                                    -------------   -------------   -------------   -------------   -------------   -------------
      Net investment income
        (loss)....................         19,318          16,486           8,208        (171,409)        (84,841)        (27,964)
                                    -------------   -------------   -------------   -------------   -------------   -------------
REALIZED AND UNREALIZED GAIN
  (LOSS):
  Proceeds from sale of
    investments...................         76,598          80,603         247,861      20,009,862         828,229         251,963
  Cost of investments sold........        (77,264)        (76,785)       (232,500)    (16,120,683)       (545,722)       (197,927)
                                    -------------   -------------   -------------   -------------   -------------   -------------
      Net realized gain (loss) on
        investments...............           (666)          3,818          15,361       3,889,179         282,507          54,036
  Realized gain distribution
    received......................         49,890          73,487          22,970       4,873,050         668,643         329,061
  Change in unrealized
    appreciation (depreciation) on
    investments...................       (132,226)           (346)         (1,990)    (12,046,353)      5,142,920       2,790,206
                                    -------------   -------------   -------------   -------------   -------------   -------------
      Net gain (loss) on
        investments...............        (83,002)         76,959          36,341      (3,284,124)      6,094,070       3,173,303
                                    -------------   -------------   -------------   -------------   -------------   -------------
  Increase (decrease) attributable
    to New York Life Insurance and
    Annuity Corporation charges
    retained by the Separate
    Account.......................            185            (106)            (57)          9,550          (7,286)         (4,175)
                                    -------------   -------------   -------------   -------------   -------------   -------------
      Net increase (decrease) in
        total equity resulting
        from operations...........  $     (63,499)  $      93,339   $      44,492   $  (3,445,983)  $   6,001,943   $   3,141,164
                                    =============   =============   =============   =============   =============   =============

(a) For the period September 28, 1999 (Commencement of Operations) through December 31, 1999.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

                                                                     MAINSTAY VP
                     MAINSTAY VP                                     EAGLE ASSET
                    DREYFUS LARGE                                    MANAGEMENT
                    COMPANY VALUE                                   GROWTH EQUITY
    ---------------------------------------------   ---------------------------------------------
        2000           1999(A)          1998            2000           1999(A)          1998
    ---------------------------------------------------------------------------------------------
    $       4,077   $         156   $          --   $          --   $          --   $          --
           (1,239)             (8)             --         (10,708)            (12)             --
    -------------   -------------   -------------   -------------   -------------   -------------
            2,838             148              --         (10,708)            (12)             --
    -------------   -------------   -------------   -------------   -------------   -------------
           49,336             798              --         292,682           2,538              --
          (48,934)           (771)             --        (304,012)         (1,944)             --
    -------------   -------------   -------------   -------------   -------------   -------------
              402              27              --         (11,330)            594              --
           10,180              --              --         356,962           1,080              --
           15,145             198              --      (1,236,555)          2,499              --
    -------------   -------------   -------------   -------------   -------------   -------------
           25,727             225              --        (890,923)          4,173              --
    -------------   -------------   -------------   -------------   -------------   -------------
              (21)             --              --             772              (1)             --
    -------------   -------------   -------------   -------------   -------------   -------------
    $      28,544   $         373   $          --   $    (900,859)  $       4,160   $          --
    =============   =============   =============   =============   =============   =============


                    ALGER AMERICAN
                 SMALL CAPITALIZATION
     ---------------------------------------------
         2000            1999            1998
    --------------------------------------------------------------------------------------------------------------------------------
-------
     $          --   $          --   $          --
          (147,767)        (64,998)        (34,358)
     -------------   -------------   -------------
          (147,767)        (64,998)        (34,358)
     -------------   -------------   -------------
       849,130,920     309,989,456     163,434,742
      (855,366,930)   (306,259,435)   (162,218,802)
     -------------   -------------   -------------
        (6,236,010)      3,730,021       1,215,940
         5,671,948         735,842         374,506
          (221,455)        212,328         128,347
     -------------   -------------   -------------
          (785,517)      4,678,191       1,718,793
     -------------   -------------   -------------
            14,063          (5,174)         (1,817)
     -------------   -------------   -------------
     $    (919,221)  $   4,608,019   $   1,682,618
     =============   =============   =============

                      FIDELITY                                       JANUS ASPEN
                         VIP                                           SERIES
                    EQUITY-INCOME                                     BALANCED
    ---------------------------------------------   ---------------------------------------------
        2000            1999            1998            2000            1999            1998
    ---------------------------------------------------------------------------------------------
    $     221,584   $     130,390   $      42,343   $   1,011,582   $     376,018   $     145,260
         (109,319)        (74,391)        (36,651)       (227,346)        (91,838)        (22,831)
    -------------   -------------   -------------   -------------   -------------   -------------
          112,265          55,999           5,692         784,236         284,180         122,429
    -------------   -------------   -------------   -------------   -------------   -------------
      178,562,869       1,148,237         565,838         852,655         600,921         613,739
     (177,714,303)     (1,035,736)       (479,953)       (597,352)       (420,980)       (465,867)
    -------------   -------------   -------------   -------------   -------------   -------------
          848,566         112,501          85,885         255,303         179,941         147,872
          834,803         288,230         150,693       2,977,321              --          20,409
          201,856            (219)        306,596      (5,243,236)      3,014,831         851,673
    -------------   -------------   -------------   -------------   -------------   -------------
        1,885,225         400,512         543,174      (2,010,612)      3,194,772       1,019,954
    -------------   -------------   -------------   -------------   -------------   -------------
             (801)           (603)           (991)          3,117          (4,490)         (1,474)
    -------------   -------------   -------------   -------------   -------------   -------------
    $   1,996,689   $     455,908   $     547,875   $  (1,223,259)  $   3,474,462   $   1,140,909
    =============   =============   =============   =============   =============   =============

                      JANUS ASPEN
                        SERIES
                   WORLDWIDE GROWTH
     ---------------------------------------------
         2000            1999            1998
    ---------------------------------------------------------------------------------------------   --------------------------------
-------------
     $     325,880   $      53,187   $     365,808
          (483,593)       (220,680)        (94,579)
     -------------   -------------   -------------
          (157,713)       (167,493)        271,229
     -------------   -------------   -------------
        14,428,724     189,862,953       7,795,008
       (12,549,388)   (174,195,638)     (6,407,431)
     -------------   -------------   -------------
         1,879,336      15,667,315       1,387,577
         5,751,966              --         144,214
       (21,766,087)      4,604,576       1,447,292
     -------------   -------------   -------------
       (14,134,785)     20,271,891       2,979,083
     -------------   -------------   -------------
            25,650         (22,883)         (4,965)
     -------------   -------------   -------------
     $ (14,266,848)  $  20,081,515   $   3,245,347
     =============   =============   =============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the years ended December 31, 2000,
December 31, 1999 and December 31, 1998

                                                MORGAN STANLEY
                                                      UIF                                        T. ROWE PRICE
                                            EMERGING MARKETS EQUITY                              EQUITY INCOME
                                 ---------------------------------------------   ---------------------------------------------
                                     2000            1999            1998            2000           1999(A)          1998
                                 ---------------------------------------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income..............  $          --   $         760   $      12,161   $       7,402   $         249   $          --
  Mortality and expense risk
    and administrative
    charges....................        (55,716)        (24,825)        (13,414)         (1,618)             (3)             --
                                 -------------   -------------   -------------   -------------   -------------   -------------
      Net investment income
        (loss).................        (55,716)        (24,065)         (1,253)          5,784             246              --
                                 -------------   -------------   -------------   -------------   -------------   -------------
REALIZED AND UNREALIZED GAIN
  (LOSS):
  Proceeds from sale of
    investments................      2,064,292         638,675         633,145          87,941             746              --
  Cost of investments sold.....     (1,640,102)       (817,984)       (901,639)        (89,684)           (735)             --
                                 -------------   -------------   -------------   -------------   -------------   -------------
      Net realized gain (loss)
        on investments.........        424,190        (179,309)       (268,494)         (1,743)             11              --
  Realized gain distribution
    received...................      1,173,803              --              --          29,365           1,944              --
  Change in unrealized
    appreciation (depreciation)
    on investments.............     (5,692,107)      3,006,590        (242,047)         37,796          (1,551)             --
                                 -------------   -------------   -------------   -------------   -------------   -------------
      Net gain (loss) on
        investments............     (4,094,114)      2,827,281        (510,541)         65,418             404              --
                                 -------------   -------------   -------------   -------------   -------------   -------------
  Increase (decrease)
    attributable to New York
    Life Insurance and Annuity
    Corporation charges
    retained by the Separate
    Account....................          6,177          (3,019)            406             (52)             --              --
                                 -------------   -------------   -------------   -------------   -------------   -------------
      Net increase (decrease)
        in total equity
        resulting from
        operations.............  $  (4,143,653)  $   2,800,197   $    (511,388)  $      71,150   $         650   $          --
                                 =============   =============   =============   =============   =============   =============

(a) For the period September 28, 1999 (Commencement of Operations) through December 31, 1999.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

STATEMENT OF CHANGES IN TOTAL EQUITY
For the years ended December 31, 2000,
December 31, 1999 and December 31, 1998

                                                         MAINSTAY VP                                  MAINSTAY VP
                                                     CAPITAL APPRECIATION                           CASH MANAGEMENT
                                          ------------------------------------------   ------------------------------------------
                                              2000           1999           1998           2000           1999           1998
                                          -------------------------------------------------------------------------
INCREASE (DECREASE) IN TOTAL EQUITY:
  Operations:
    Net investment income (loss)........  $ (1,764,082)  $ (1,325,374)  $   (719,267)  $  1,397,031   $    883,422   $    416,851
    Net realized gain (loss) on
      investments.......................    15,332,570     47,122,361     28,598,175             41           (123)           174
    Realized gain distribution
      received..........................    16,627,986      9,212,178      1,508,712             --              8             --
    Change in unrealized appreciation
      (depreciation) on investments.....   (61,221,668)    (9,158,970)    12,462,126            (16)           107           (115)
    Increase (decrease) attributable to
      New York Life Insurance and
      Annuity Corporation charges
      retained by the Separate
      Account...........................        84,161        (57,448)       (54,151)        (2,088)        (1,253)          (576)
                                          ------------   ------------   ------------   ------------   ------------   ------------
      Net increase (decrease) in total
        equity resulting from
        operations......................   (30,941,033)    45,792,747     41,795,595      1,394,968        882,161        416,334
                                          ------------   ------------   ------------   ------------   ------------   ------------
  Contributions and (Withdrawals):
    Policyowners' premium payments......    63,639,970     55,159,677     43,015,039     19,121,161     64,486,957     55,826,497
    Cost of insurance...................   (25,385,609)   (18,814,467)   (15,632,087)    (1,786,259)    (2,584,763)    (2,030,838)
    Policyowners' surrenders............   (11,881,084)    (8,083,942)    (5,755,421)      (717,997)      (491,187)      (350,776)
    Net transfers from (to) Fixed
      Account...........................     3,274,033     (4,927,532)    (3,314,522)     6,883,757       (381,185)      (637,496)
    Transfers between Investment
      Divisions.........................    (4,806,843)    15,795,045      6,185,530     (3,616,525)   (53,599,684)   (46,950,717)
    Policyowners' death benefits........      (323,735)      (227,269)      (257,174)        (4,196)          (188)       (18,009)
                                          ------------   ------------   ------------   ------------   ------------   ------------
      Net contributions and
        (withdrawals)...................    24,516,732     38,901,512     24,241,365     19,879,941      7,429,950      5,838,661
                                          ------------   ------------   ------------   ------------   ------------   ------------
        Increase (decrease) in total
          equity........................    (6,424,301)    84,694,259     66,036,960     21,274,909      8,312,111      6,254,995
TOTAL EQUITY:
    Beginning of year...................   247,830,595    163,136,336     97,099,376     22,717,995     14,405,884      8,150,889
                                          ------------   ------------   ------------   ------------   ------------   ------------
    End of year.........................  $241,406,294   $247,830,595   $163,136,336   $ 43,992,904   $ 22,717,995   $ 14,405,884
                                          ============   ============   ============   ============   ============   ============

                                                         MAINSTAY VP                                  MAINSTAY VP
                                                     INTERNATIONAL EQUITY                             TOTAL RETURN
                                          ------------------------------------------   ------------------------------------------
                                              2000           1999           1998           2000           1999           1998
                                          -------------------------------------------------------------------------
INCREASE (DECREASE) IN TOTAL EQUITY:
  Operations:
    Net investment income (loss)........  $      4,400   $    (14,858)  $     69,313   $    696,140   $    517,293   $    445,770
    Net realized gain (loss) on
      investments.......................         7,207         92,808        399,556      1,273,442        937,588        830,540
    Realized gain distribution
      received..........................       372,308        133,262             --      4,081,375      1,305,271        933,164
    Change in unrealized appreciation
      (depreciation) on investments.....    (1,618,834)     1,140,110        253,950     (8,653,054)     3,737,718      4,843,628
    Increase (decrease) attributable to
      New York Life Insurance and
      Annuity Corporation charges
      retained by the Separate
      Account...........................         2,142         (1,636)        (1,447)         8,738         (8,421)        (9,150)
                                          ------------   ------------   ------------   ------------   ------------   ------------
      Net increase (decrease) in total
        equity resulting from
        operations......................    (1,232,777)     1,349,686        721,372     (2,593,359)     6,489,449      7,043,952
                                          ------------   ------------   ------------   ------------   ------------   ------------
  Contributions and (Withdrawals):
    Policyowners' premium payments......     1,810,980      1,598,744      1,534,922     11,327,552     10,858,597      9,007,541
    Cost of insurance...................      (637,045)      (503,092)      (529,562)    (4,759,211)    (3,741,166)    (3,313,627)
    Policyowners' surrenders............      (213,106)      (162,868)      (256,808)    (2,100,541)    (1,584,812)    (1,211,414)
    Net transfers from (to) Fixed
      Account...........................       107,059       (187,961)      (141,464)       (14,149)      (909,132)      (772,143)
    Transfers between Investment
      Divisions.........................       547,907        328,106       (191,458)      (878,854)     1,510,064        524,899
    Policyowners' death benefits........        (8,266)       (86,667)       (98,515)       (84,625)       (29,909)      (122,817)
                                          ------------   ------------   ------------   ------------   ------------   ------------
      Net contributions and
        (withdrawals)...................     1,607,529        986,262        317,115      3,490,172      6,103,642      4,112,439
                                          ------------   ------------   ------------   ------------   ------------   ------------
        Increase (decrease) in total
          equity........................       374,752      2,335,948      1,038,487        896,813     12,593,091     11,156,391
TOTAL EQUITY:
    Beginning of year...................     6,525,064      4,189,116      3,150,629     48,277,798     35,684,707     24,528,316
                                          ------------   ------------   ------------   ------------   ------------   ------------
    End of year.........................  $  6,899,816   $  6,525,064   $  4,189,116   $ 49,174,611   $ 48,277,798   $ 35,684,707
                                          ============   ============   ============   ============   ============   ============

(a) For the period September 28, 1999 (Commencement of Operations) through December 31, 1999.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

                                                                                              MAINSTAY VP
                   MAINSTAY VP                                  MAINSTAY VP                    HIGH YIELD
                   CONVERTIBLE                                   GOVERNMENT                   CORPORATE BOND
    ------------------------------------------   ------------------------------------------   ------------
        2000           1999           1998           2000           1999           1998           2000
    ------------------------------------------------------------------------------------------------------
    $    234,755   $     95,918   $     73,863   $    223,124   $    162,161   $    127,272   $  3,532,181
          36,007         25,744          7,340        (89,777)         8,370         37,886       (188,821)
         442,403        333,649         50,288             --             --             --          1,263
      (1,249,434)       406,847        (85,229)       285,580       (259,370)        14,939     (5,292,927)
             789         (1,036)           (23)          (643)            47           (204)         2,341
    ------------   ------------   ------------   ------------   ------------   ------------   ------------
        (535,480)       861,122         46,239        418,284        (88,792)       179,893     (1,945,963)
    ------------   ------------   ------------   ------------   ------------   ------------   ------------
       2,371,086        867,144        737,857      1,007,419      1,020,933        766,789      8,530,403
        (698,982)      (271,355)      (229,862)      (386,136)      (338,961)      (242,485)    (2,962,861)
         (84,573)       (86,364)       (23,416)      (115,380)      (132,107)       (50,424)    (1,024,557)
       2,056,898        (11,682)       (24,417)        88,771        (38,557)       (33,099)       199,764
       1,038,226        250,099        377,042       (249,020)      (307,986)     1,168,469       (774,342)
         (13,579)          (739)            --        (10,543)          (367)       (27,512)      (199,755)
    ------------   ------------   ------------   ------------   ------------   ------------   ------------
       4,669,076        747,103        837,204        335,111        202,955      1,581,738      3,768,652
    ------------   ------------   ------------   ------------   ------------   ------------   ------------
       4,133,596      1,608,225        883,443        753,395        114,163      1,761,631      1,822,689
       3,373,208      1,764,983        881,540      3,564,667      3,450,504      1,688,873     25,936,115
    ------------   ------------   ------------   ------------   ------------   ------------   ------------
    $  7,506,804   $  3,373,208   $  1,764,983   $  4,318,062   $  3,564,667   $  3,450,504   $ 27,758,804
    ============   ============   ============   ============   ============   ============   ============

             MAINSTAY VP
             HIGH YIELD
         CORPORATE BOND
     ---------------------------
         1999           1998
    ------------------------------------------------------------------------------------------------------   -----------------------
----
     $  2,758,881   $  1,590,363
           22,103         64,854
          499,619         47,406
         (818,497)    (1,498,958)
           (3,665)           (61)
     ------------   ------------
        2,458,441        203,604
     ------------   ------------
        8,302,753      7,559,778
       (2,619,979)    (2,353,235)
         (944,952)      (463,485)
         (456,296)      (263,644)
          412,072      1,875,550
          (18,566)        (8,961)
     ------------   ------------
        4,675,032      6,346,003
     ------------   ------------
        7,133,473      6,549,607
       18,802,642     12,253,035
     ------------   ------------
     $ 25,936,115   $ 18,802,642
     ============   ============

                   MAINSTAY VP                                  MAINSTAY VP                   MAINSTAY VP
                      VALUE                                         BOND                      GROWTH EQUITY
    ------------------------------------------   ------------------------------------------   ------------
        2000           1999           1998           2000           1999           1998           2000
    ------------------------------------------------------------------------------------------------------
    $    227,445   $    171,820   $    203,854   $    528,085   $    383,540   $    270,882   $    (61,436)
         297,777        287,850        166,506        (44,573)         6,868          2,914      9,896,296
       1,029,801             --      1,711,646             --            553        150,296      7,013,106
       2,085,051      1,329,416     (3,245,087)       240,360       (531,346)       (24,456)   (20,170,835)
          (2,639)        (1,483)           952         (1,132)            71           (496)        15,246
    ------------   ------------   ------------   ------------   ------------   ------------   ------------
       3,637,435      1,787,603     (1,162,129)       722,740       (140,314)       399,140     (3,307,623)
    ------------   ------------   ------------   ------------   ------------   ------------   ------------
       8,959,068      9,785,258      9,730,766      2,175,315      2,187,714      1,746,262     20,333,503
      (3,165,815)    (3,051,256)    (3,192,216)      (791,398)      (693,353)      (615,607)    (7,313,516)
      (1,415,116)    (1,034,284)      (713,023)      (341,061)      (278,012)      (215,276)    (2,540,156)
        (371,652)      (470,194)      (421,071)       237,435       (106,081)       (91,675)     3,097,658
      (1,419,808)      (339,100)     1,606,497        102,871        244,474        702,565      2,624,664
         (32,221)      (111,844)      (144,245)        (5,591)        (7,364)      (271,589)       (50,858)
    ------------   ------------   ------------   ------------   ------------   ------------   ------------
       2,554,456      4,778,580      6,866,708      1,377,571      1,347,378      1,254,680     16,151,295
    ------------   ------------   ------------   ------------   ------------   ------------   ------------
       6,191,891      6,566,183      5,704,579      2,100,311      1,207,064      1,653,820     12,843,672
      28,260,668     21,694,485     15,989,906      7,122,579      5,915,515      4,261,695     64,263,514
    ------------   ------------   ------------   ------------   ------------   ------------   ------------
    $ 34,452,559   $ 28,260,668   $ 21,694,485   $  9,222,890   $  7,122,579   $  5,915,515   $ 77,107,186
    ============   ============   ============   ============   ============   ============   ============

             MAINSTAY VP
          GROWTH EQUITY
     ---------------------------
         1999           1998
    ------------------------------------------------------------------------------------------------------   -----------------------
----
     $     (1,623)  $     79,088
        3,383,146        227,341
        5,714,804      2,916,300
        4,351,297      3,898,766
          (18,194)       (10,255)
     ------------   ------------
       13,429,430      7,111,240
     ------------   ------------
       15,546,512     12,186,740
       (5,033,902)    (3,822,721)
       (1,962,772)      (927,793)
         (995,672)      (618,303)
        3,855,951      3,326,747
          (49,043)       (27,376)
     ------------   ------------
       11,361,074     10,117,294
     ------------   ------------
       24,790,504     17,228,534
       39,473,010     22,244,476
     ------------   ------------
     $ 64,263,514   $ 39,473,010
     ============   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the years ended December 31, 2000,
December 31, 1999 and December 31, 1998

                                                                                                      MAINSTAY VP
                                                         MAINSTAY VP                                AMERICAN CENTURY
                                                        INDEXED EQUITY                              INCOME & GROWTH
                                          ------------------------------------------   ------------------------------------------
                                              2000           1999           1998           2000         1999(A)          1998
                                          -------------------------------------------------------------------------
INCREASE (DECREASE) IN TOTAL EQUITY:
  Operations:
    Net investment income (loss)........  $    421,599   $    468,914   $    315,924   $      4,398   $        203   $         --
    Net realized gain (loss) on
      investments.......................     3,819,453     13,641,421     10,716,754         (3,652)           141             --
    Realized gain distribution
      received..........................     2,520,131      1,618,939        557,191            405             --             --
    Change in unrealized appreciation
      (depreciation) on investments.....   (19,469,287)       734,879        282,888        (84,130)         1,020             --
    Increase (decrease) attributable to
      New York Life Insurance and
      Annuity Corporation charges
      retained by the Separate
      Account...........................        31,443        (21,057)       (16,684)            88             (1)            --
                                          ------------   ------------   ------------   ------------   ------------   ------------
      Net increase (decrease) in total
        equity resulting from
        operations......................   (12,676,661)    16,443,096     11,856,073        (82,891)         1,363             --
                                          ------------   ------------   ------------   ------------   ------------   ------------
  Contributions and (Withdrawals):
    Policyowners' premium payments......    45,918,282     38,307,020     23,448,394        473,648          9,386             --
    Cost of insurance...................   (15,506,866)   (11,332,970)    (7,501,864)      (102,863)        (1,571)            --
    Policyowners' surrenders............    (5,242,277)    (3,449,613)    (1,904,644)       (22,141)            --             --
    Net transfers from (to) Fixed
      Account...........................     6,085,656     (1,221,342)    (1,125,551)       433,657         26,125             --
    Transfers between Investment
      Divisions.........................    (4,322,651)     8,893,653     17,788,953        402,829            587             --
    Policyowners' death benefits........      (217,686)       (69,949)       (46,244)          (817)            --             --
                                          ------------   ------------   ------------   ------------   ------------   ------------
      Net contributions and
        (withdrawals)...................    26,714,458     31,126,799     30,659,044      1,184,313         34,527             --
                                          ------------   ------------   ------------   ------------   ------------   ------------
        Increase (decrease) in total
          equity........................    14,037,797     47,569,895     42,515,117      1,101,422         35,890             --
TOTAL EQUITY:
    Beginning of year...................   120,885,146     73,315,251     30,800,134         35,890             --             --
                                          ------------   ------------   ------------   ------------   ------------   ------------
    End of year.........................  $134,922,943   $120,885,146   $ 73,315,251   $  1,137,312   $     35,890   $         --
                                          ============   ============   ============   ============   ============   ============

                                                                                                        FIDELITY
                                                           CALVERT                                       VIP II
                                                       SOCIAL BALANCED                               CONTRAFUND(R)
                                          ------------------------------------------   ------------------------------------------
                                              2000           1999           1998           2000           1999           1998
                                          -------------------------------------------------------------------------
INCREASE (DECREASE) IN TOTAL EQUITY:
  Operations:
    Net investment income (loss)........  $     19,318   $     16,486   $      8,208   $   (171,409)  $    (84,841)  $    (27,964)
    Net realized gain (loss) on
      investments.......................          (666)         3,818         15,361      3,889,179        282,507         54,036
    Realized gain distribution
      received..........................        49,890         73,487         22,970      4,873,050        668,643        329,061
    Change in unrealized appreciation
      (depreciation) on investments.....      (132,226)          (346)        (1,990)   (12,046,353)     5,142,920      2,790,206
    Increase (decrease) attributable to
      New York Life Insurance and
      Annuity Corporation charges
      retained by the Separate
      Account...........................           185           (106)           (57)         9,550         (7,286)        (4,175)
                                          ------------   ------------   ------------   ------------   ------------   ------------
      Net increase (decrease) in total
        equity resulting from
        operations......................       (63,499)        93,339         44,492     (3,445,983)     6,001,943      3,141,164
                                          ------------   ------------   ------------   ------------   ------------   ------------
  Contributions and (Withdrawals):
    Policyowners' premium payments......       569,505        316,514        220,463     19,471,775     13,026,887      7,696,442
    Cost of insurance...................      (180,046)      (111,360)       (66,198)    (5,898,714)    (3,705,244)    (2,146,703)
    Policyowners' surrenders............       (27,883)       (35,089)       (39,108)    (1,376,670)      (667,893)      (449,496)
    Net transfers from (to) Fixed
      Account...........................       243,739         (5,479)        (4,614)     3,667,379       (343,741)      (154,308)
    Transfers between Investment
      Divisions.........................       114,609        283,964        121,446      1,655,700      5,534,689      3,975,127
    Policyowners' death benefits........            --             --           (827)       (69,599)       (52,911)      (114,379)
                                          ------------   ------------   ------------   ------------   ------------   ------------
      Net contributions and
        (withdrawals)...................       719,924        448,550        231,162     17,449,871     13,791,787      8,806,683
                                          ------------   ------------   ------------   ------------   ------------   ------------
        Increase (decrease) in total
          equity........................       656,425        541,889        275,654     14,003,888     19,793,730     11,947,847
TOTAL EQUITY:
    Beginning of year...................       991,641        449,752        174,098     37,480,518     17,686,788      5,738,941
                                          ------------   ------------   ------------   ------------   ------------   ------------
    End of year.........................  $  1,648,066   $    991,641   $    449,752   $ 51,484,406   $ 37,480,518   $ 17,686,788
                                          ============   ============   ============   ============   ============   ============

(a) For the period September 28, 1999 (Commencement of Operations) through December 31, 1999.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

                                                                MAINSTAY VP
                   MAINSTAY VP                                  EAGLE ASSET
                  DREYFUS LARGE                                  MANAGEMENT
                  COMPANY VALUE                                GROWTH EQUITY
    ------------------------------------------   ------------------------------------------
        2000         1999(A)          1998           2000         1999(A)          1998
    ---------------------------------------------------------------------------------------
    $      2,838   $        148   $         --   $    (10,708)  $        (12)  $         --
             402             27             --        (11,330)           594             --
          10,180             --             --        356,962          1,080             --
          15,145            198             --     (1,236,555)         2,499             --
             (21)            --             --            772             (1)            --
    ------------   ------------   ------------   ------------   ------------   ------------
          28,544            373             --       (900,859)         4,160             --
    ------------   ------------   ------------   ------------   ------------   ------------
         347,052          7,985             --      2,135,472          3,878             --
         (81,956)        (1,534)            --       (418,994)        (1,165)            --
          (8,519)          (657)            --        (17,546)            --             --
         249,189         14,857             --      1,999,194        128,805             --
          77,572             --             --      2,164,238             --             --
              --             --             --           (780)            --             --
    ------------   ------------   ------------   ------------   ------------   ------------
         583,338         20,651             --      5,861,584        131,518             --
    ------------   ------------   ------------   ------------   ------------   ------------
         611,882         21,024             --      4,960,725        135,678             --
          21,024             --             --        135,678             --             --
    ------------   ------------   ------------   ------------   ------------   ------------
    $    632,906   $     21,024   $         --   $  5,096,403   $    135,678   $         --
    ============   ============   ============   ============   ============   ============


                   ALGER AMERICAN
                SMALL CAPITALIZATION
     ------------------------------------------
         2000           1999           1998
    ---------------------------------------------------------------------------------------   --------------------------------------
----
     $   (147,767)  $    (64,998)  $    (34,358)
       (6,236,010)     3,730,021      1,215,940
        5,671,948        735,842        374,506
         (221,455)       212,328        128,347
           14,063         (5,174)        (1,817)
     ------------   ------------   ------------
         (919,221)     4,608,019      1,682,618
     ------------   ------------   ------------
        6,020,035      3,734,375      2,188,725
       (1,898,161)    (1,014,165)      (772,586)
         (436,008)      (171,665)      (129,594)
        4,728,964        (94,044)       (35,391)
       (8,291,681)     4,697,824        131,223
           (9,820)       (30,619)          (213)
     ------------   ------------   ------------
          113,329      7,121,706      1,382,164
     ------------   ------------   ------------
         (805,892)    11,729,725      3,064,782
       16,722,850      4,993,125      1,928,343
     ------------   ------------   ------------
     $ 15,916,958   $ 16,722,850   $  4,993,125
     ============   ============   ============

                     FIDELITY                                   JANUS ASPEN
                       VIP                                         SERIES
                  EQUITY-INCOME                                   BALANCED
    ------------------------------------------   ------------------------------------------
        2000           1999           1998           2000           1999           1998
    ---------------------------------------------------------------------------------------
    $    112,265   $     55,999   $      5,692   $    784,236   $    284,180   $    122,429
         848,566        112,501         85,885        255,303        179,941        147,872
         834,803        288,230        150,693      2,977,321             --         20,409
         201,856           (219)       306,596     (5,243,236)     3,014,831        851,673
            (801)          (603)          (991)         3,117         (4,490)        (1,474)
    ------------   ------------   ------------   ------------   ------------   ------------
       1,996,689        455,908        547,875     (1,223,259)     3,474,462      1,140,909
    ------------   ------------   ------------   ------------   ------------   ------------
       7,000,808      4,956,313      3,688,644     17,040,246      7,857,797      2,528,610
      (1,797,599)    (1,482,147)      (969,176)    (5,079,851)    (1,990,257)      (658,423)
        (431,932)      (286,960)      (171,064)      (881,923)      (263,420)      (138,143)
       1,089,705         53,981        (55,950)     7,659,002        542,842        (52,710)
      (2,764,776)     1,108,674      2,915,659      3,404,063      7,429,452      2,191,093
          (4,161)       (17,479)          (328)       (44,915)       (11,226)      (110,888)
    ------------   ------------   ------------   ------------   ------------   ------------
       3,092,045      4,332,382      5,407,785     22,096,622     13,565,188      3,759,539
    ------------   ------------   ------------   ------------   ------------   ------------
       5,088,734      4,788,290      5,955,660     20,873,363     17,039,650      4,900,448
      13,094,593      8,306,303      2,350,643     23,436,218      6,396,568      1,496,120
    ------------   ------------   ------------   ------------   ------------   ------------
    $ 18,183,327   $ 13,094,593   $  8,306,303   $ 44,309,581   $ 23,436,218   $  6,396,568
    ============   ============   ============   ============   ============   ============

                    JANUS ASPEN
                       SERIES
                  WORLDWIDE GROWTH
     ------------------------------------------
         2000           1999           1998
    ---------------------------------------------------------------------------------------   --------------------------------------
----
     $   (157,713)  $   (167,493)  $    271,229
        1,879,336     15,667,315      1,387,577
        5,751,966             --        144,214
      (21,766,087)     4,604,576      1,447,292
           25,650        (22,883)        (4,965)
     ------------   ------------   ------------
      (14,266,848)    20,081,515      3,245,347
     ------------   ------------   ------------
       25,713,529     13,190,861      8,596,803
       (8,242,060)    (3,974,595)    (2,591,821)
       (2,134,962)      (850,986)      (474,849)
        8,809,352       (145,095)      (198,761)
       12,144,565      4,014,635      4,521,415
          (70,194)       (46,785)       (66,168)
     ------------   ------------   ------------
       36,220,230     12,188,035      9,786,619
     ------------   ------------   ------------
       21,953,382     32,269,550     13,031,966
       53,061,193     20,791,643      7,759,677
     ------------   ------------   ------------
     $ 75,014,575   $ 53,061,193   $ 20,791,643
     ============   ============   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the years ended December 31, 2000
December 31, 1999 and December 31, 1998

                                                        MORGAN STANLEY
                                                             UIF                                     T. ROWE PRICE
                                                   EMERGING MARKETS EQUITY                           EQUITY INCOME
                                          ------------------------------------------   ------------------------------------------
                                              2000           1999           1998           2000         1999(A)          1998
                                          -------------------------------------------------------------------------
INCREASE (DECREASE) IN TOTAL EQUITY:
  Operations:
    Net investment income (loss)........  $    (55,716)  $    (24,065)  $     (1,253)  $      5,784   $        246   $         --
    Net realized gain (loss) on
      investments.......................       424,190       (179,309)      (268,494)        (1,743)            11             --
    Realized gain distribution
      received..........................     1,173,803             --             --         29,365          1,944             --
    Change in unrealized appreciation
      (depreciation) on investments.....    (5,692,107)     3,006,590       (242,047)        37,796         (1,551)            --
    Increase (decrease) attributable to
      New York Life Insurance and
      Annuity Corporation charges
      retained by the Separate
      Account...........................         6,177         (3,019)           406            (52)            --             --
                                          ------------   ------------   ------------   ------------   ------------   ------------
      Net increase (decrease) in total
        equity resulting from
        operations......................    (4,143,653)     2,800,197       (511,388)        71,150            650             --
                                          ------------   ------------   ------------   ------------   ------------   ------------
  Contributions and (Withdrawals):
    Policyowners' premium payments......     3,241,863      1,501,600      1,516,539        397,219          7,374             --
    Cost of insurance...................    (1,012,181)      (407,571)      (393,054)      (100,057)        (1,890)            --
    Policyowners' surrenders............      (239,537)      (108,494)       (74,822)        (3,453)          (654)            --
    Net transfers from (to) Fixed
      Account...........................       849,913        (94,620)       (25,939)       285,739         79,512             --
    Transfers between Investment
      Divisions.........................     1,721,379        803,924         77,823         28,710             --             --
    Policyowners' death benefits........        (6,638)       (18,592)       (42,802)            --             --             --
                                          ------------   ------------   ------------   ------------   ------------   ------------
      Net contributions and
        (withdrawals)...................     4,554,799      1,676,247      1,057,745        608,158         84,342             --
                                          ------------   ------------   ------------   ------------   ------------   ------------
        Increase (decrease) in total
          equity........................       411,146      4,476,444        546,357        679,308         84,992             --
TOTAL EQUITY:
    Beginning of year...................     6,708,668      2,232,224      1,685,867         84,992             --             --
                                          ------------   ------------   ------------   ------------   ------------   ------------
    End of year.........................  $  7,119,814   $  6,708,668   $  2,232,224   $    764,300   $     84,992   $         --
                                          ============   ============   ============   ============   ============   ============

(a) For the period September 28, 1999 (Commencement of Operations) through December 31, 1999.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

NOTES TO FINANCIAL STATEMENTS
NOTE 1-- Organization and Accounting Policies:
--------------------------------------------------------------------------------

N
    YLIAC Variable Universal Life Separate Account-I ("VUL Separate Account-I") was established on June 4, 1993, under Delaware law by New York Life Insurance and Annuity Corporation ("NYLIAC"), a wholly-owned subsidiary of
New York Life Insurance Company. The VUL Separate Account-I funds Flexible Premium Variable Life Insurance policies ("VUL policies"), Survivorship Variable Universal Life policies ("SVUL policies"), and Flexible Premium Variable Universal Life policies ("VUL 2000 policies"). VUL, SVUL, and VUL 2000 policies were first offered on June 4, 1993, June 5, 1998, and September 28, 1999, respectively. All three policies are designed for individuals who seek lifetime insurance protection and flexibility with respect to premium payments and death benefits. In addition, SVUL policies offer life insurance protection on two insureds. These policies are distributed by NYLIFE Distributors Inc. and sold by registered representatives of NYLIFE Securities Inc. and by registered representatives of broker-dealers who have entered into dealer agreements with NYLIFE Distributors Inc. NYLIFE Securities Inc., is a wholly-owned subsidiary of NYLIFE LLC and NYLIFE Distributors Inc. is a wholly-owned subsidiary of New York Life Investment Management Holdings LLC ("NYLIM Holdings"), both of which are wholly-owned subsidiaries of New York Life Insurance Company. VUL Separate Account-I is registered under the Investment Company Act of 1940, as amended, as a unit investment trust.

    The assets of VUL Separate Account-I are invested in the shares of the MainStay VP Series Fund, Inc., (formerly, "New York Life, MFA Series Fund, Inc.") the Alger American Fund, the Calvert Variable Series, Inc. (formerly, "Acacia Capital Corporation"), the Fidelity Variable Insurance Products Fund II, the Fidelity Variable Insurance Products Fund, the Janus Aspen Series, the Universal Institutional Funds, Inc. (formerly, "Morgan Stanley Dean Witter Universal Funds, Inc."), and the T. Rowe Price Equity Series, Inc. (collectively, "Funds"). These assets are clearly identified and distinguished from the other assets and liabilities of NYLIAC. These assets are the property of NYLIAC; however, the portion of the assets attributable to the policies will not be charged with liabilities arising out of any other business NYLIAC may conduct. The Fixed Account represents the general assets of NYLIAC. NYLIAC's Fixed Account may be charged with liabilities arising out of other business NYLIAC may conduct.

    New York Life Insurance Company, MacKay Shields LLC, Madison Square Advisors LLC and Monitor Capital Advisors LLC provide investment advisory services to the MainStay VP Series Funds for a fee. MacKay Shields LLC, Madison Square Advisors LLC and Monitor Capital Advisors LLC are wholly-owned subsidiaries of NYLIM Holdings. Effective January 2, 2001, New York Life Investment Management LLC ("NYLIM"), a wholly-owned subsidiary of NYLIM Holdings, was substituted for Madison Square Advisors as investment adviser for the Bond and Growth Equity Portfolios and for Monitor Capital Advisors as investment adviser for the Indexed Equity Portfolio. NYLIM has assumed all of the interests, rights and responsibilities of Madison Square Advisors and Monitor Capital Advisors under the Advisory Agreements to which it is a party. The terms and conditions of these agreements, including fees paid, have not changed in any other respect. The substitution has not resulted in any change of the advisory and other personnel servicing the Portfolios.

    VUL Separate Account-I offers twenty-two variable Investment Divisions, with their respective fund portfolios, for Policyowners to invest premium payments. The following Investment Divisions are available for VUL, SVUL and VUL 2000 policies: MainStay VP Capital Appreciation, MainStay VP Cash Management, MainStay VP Convertible, MainStay VP Government, MainStay VP High Yield Corporate Bond, MainStay VP International Equity, MainStay VP Total Return, MainStay VP Value, MainStay VP Bond, MainStay VP Growth Equity, MainStay VP Indexed Equity, MainStay VP American Century Income and Growth, MainStay VP Dreyfus Large Company Value, MainStay VP Eagle Asset Management Growth Equity, Alger American Small Capitalization, Calvert Social Balanced (formerly, "Calvert Socially Responsible"), Fidelity VIP II Contrafund(R), Fidelity VIP Equity-Income, Janus Aspen Series Balanced, Janus Aspen Series Worldwide Growth, Morgan Stanley UIF Emerging Markets Equity (formerly, "Morgan Stanley Dean Witter Emerging Markets Equity") and T. Rowe Price Equity Income. Each Investment Division of VUL Separate Account-I will invest exclusively in the corresponding eligible portfolio.

    For VUL and SVUL policies, initial premium payments received are allocated to the MainStay VP Cash Management Investment Division until 20 days (10 days in New York) after the policy issue date. For VUL 2000 policies, initial premium payments received are allocated to the General Account of NYLIAC until 20 days (10 days in New York) after the policy issue date. Thereafter, premium payments will be allocated to the Investment Divisions of VUL Separate Account-I in accordance with the Policyowner's instructions. In addition, the Policyowner has the option to transfer amounts between the Investment Divisions of VUL Separate Account-I and the Fixed Account of NYLIAC.

    No Federal income tax is payable on investment income or capital gains of VUL Separate Account-I under current Federal income tax law.

    Security Valuation--The investments are valued at the net asset value of shares of the respective Fund portfolios.

    Security Transactions--Realized gains and losses from security transactions are reported on the identified cost basis. Security transactions are accounted for as of the date the securities are purchased or sold (trade date).

    Distributions Received--Dividend income and capital gain distributions are recorded on the ex-dividend date and reinvested in the corresponding portfolio.

    The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

NOTE 2--Investments (in 000's):
--------------------------------------------------------------------------------

A
    t December 31, 2000, the investments of VUL Separate Account-I are as follows:

                                             MAINSTAY VP        MAINSTAY VP
                                               CAPITAL             CASH             MAINSTAY VP          MAINSTAY VP
                                             APPRECIATION       MANAGEMENT          CONVERTIBLE           GOVERNMENT
                                             --------------------------------------------------------------------
Number of shares...........................       7,847            44,042                 702                   428
Identified cost*...........................    $274,137          $ 44,042              $8,464              $  4,303

                                             MAINSTAY VP
                                               AMERICAN         MAINSTAY VP         MAINSTAY VP             ALGER
                                               CENTURY         DREYFUS LARGE        EAGLE ASSET            AMERICAN
                                               INCOME &           COMPANY            MANAGEMENT             SMALL
                                                GROWTH             VALUE           GROWTH EQUITY        CAPITALIZATION
                                             --------------------------------------------------------------------
Number of shares...........................         101                56                 343                   679
Identified cost*...........................    $  1,222          $    618              $6,336              $ 15,736

* The cost stated also represents the aggregate cost for Federal income tax purposes.

  Investment activity for the year ended December 31, 2000, was as follows:

                                             MAINSTAY VP        MAINSTAY VP
                                               CAPITAL             CASH             MAINSTAY VP          MAINSTAY VP
                                             APPRECIATION       MANAGEMENT          CONVERTIBLE           GOVERNMENT
                                             --------------------------------------------------------------------
Purchases..................................    $164,721          $853,771              $5,704              $  1,670
Proceeds from sales........................     125,298           832,492                 352                 1,111

                                             MAINSTAY VP
                                               AMERICAN         MAINSTAY VP         MAINSTAY VP             ALGER
                                               CENTURY         DREYFUS LARGE        EAGLE ASSET            AMERICAN
                                               INCOME &           COMPANY            MANAGEMENT             SMALL
                                                GROWTH             VALUE           GROWTH EQUITY        CAPITALIZATION
                                             --------------------------------------------------------------------
Purchases..................................    $  1,267          $    646              $6,507              $854,788
Proceeds from sales........................          76                49                 293               849,131

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------

      MAINSTAY VP      MAINSTAY VP     MAINSTAY VP                                  MAINSTAY VP       MAINSTAY VP
       HIGH YIELD     INTERNATIONAL       TOTAL       MAINSTAY VP   MAINSTAY VP        GROWTH           INDEXED
     CORPORATE BOND      EQUITY          RETURN          VALUE         BOND            EQUITY           EQUITY
     -------------------------------------------------------------------------------------------------------------
          3,191              581           2,564          2,129           734           3,181             5,028
        $35,653          $ 7,276        $ 45,049        $32,418       $ 9,591         $88,192          $147,496

                                                                    JANUS ASPEN    MORGAN STANLEY
        CALVERT         FIDELITY        FIDELITY      JANUS ASPEN     SERIES            UIF             T. ROWE
         SOCIAL          VIP II            VIP          SERIES       WORLDWIDE    EMERGING MARKETS       PRICE
        BALANCED      CONTRAFUND(R)   EQUITY-INCOME    BALANCED       GROWTH           EQUITY        EQUITY INCOME
     -------------------------------------------------------------------------------------------------------------
            824            2,172             714          1,825         2,032           1,006                39
        $ 1,785          $55,188        $ 17,533        $45,650       $90,522         $10,354          $    729

      MAINSTAY VP      MAINSTAY VP     MAINSTAY VP                                  MAINSTAY VP       MAINSTAY VP
       HIGH YIELD     INTERNATIONAL       TOTAL       MAINSTAY VP   MAINSTAY VP        GROWTH           INDEXED
     CORPORATE BOND      EQUITY          RETURN          VALUE         BOND            EQUITY           EQUITY
     -------------------------------------------------------------------------------------------------------------
        $ 9,110          $12,151        $ 11,173        $ 5,940       $ 2,639         $83,790          $442,158
          1,803           10,164           2,899          2,118           731          60,661           412,452

                                                                    JANUS ASPEN    MORGAN STANLEY
        CALVERT         FIDELITY        FIDELITY      JANUS ASPEN     SERIES            UIF             T. ROWE
         SOCIAL          VIP II            VIP          SERIES       WORLDWIDE    EMERGING MARKETS       PRICE
        BALANCED      CONTRAFUND(R)   EQUITY-INCOME    BALANCED       GROWTH           EQUITY        EQUITY INCOME
     -------------------------------------------------------------------------------------------------------------
        $   867          $42,190        $182,616        $26,743       $56,291         $ 7,743          $    732
             77           20,010         178,563            853        14,429           2,064                88

NOTE 3--Mortality and Expense Risk and Administrative Charges:
--------------------------------------------------------------------------------

V
    UL Separate Account-I is charged for administrative services provided and the mortality and expense risks assumed by NYLIAC. For VUL and SVUL policies, these charges are made daily at an annual rate of .70% of the daily net asset value of each Investment Division. NYLIAC may increase these charges in the future up to a maximum annual rate of 1.00%. For VUL 2000 policies, the mortality and expense risk charge is made daily at an annual rate of .50% of the daily net asset value of each Investment Division. NYLIAC may increase this charge to a maximum annual rate of .80%.

    The amounts of these charges retained in the Investment Divisions represent funds of NYLIAC. Accordingly, NYLIAC participates in the results of each Investment Division ratably with the Policyowners.

    For VUL 2000 policies, an administrative charge is assessed at the policy level based on the cash value in the Separate Account as follows: .20% if less than $10,000; .15% if $10,000 to $19,999.99; .10% if $20,000 to $29,999.99; .05%
if $30,000 to $49,999.99; 0% if $50,000 or more. NYLIAC may increase the administrative charge in the future up to an annual maximum rate of .20% of the Separate Account cash value.

--------------------------------------------------------------------------------
NOTE 4 --Distribution of Net Income:
--------------------------------------------------------------------------------

V
    UL Separate Account-I does not expect to declare dividends to Policyowners from accumulated net investment income and realized gains. The income and gains are distributed to Policyowners as part of withdrawals of amounts (in the form of surrenders, death benefits or transfers) in excess of the net premium payments.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

NOTE 5--Unit Transactions (in 000's):
--------------------------------------------------------------------------------

T
    ransactions in accumulation units for the years ended December 31, 2000, December 31, 1999, and December 31, 1998 were as follows:


                                                 MAINSTAY VP                   MAINSTAY VP
                                            CAPITAL APPRECIATION             CASH MANAGEMENT
                                         ---------------------------   ---------------------------
                                          2000     1999(A)    1998      2000     1999(A)    1998
                                         ---------------------------------------------------------
VUL AND SVUL POLICIES
Units issued on premium payments.......   1,703     1,998     2,003    12,804    51,235     46,217
Units redeemed on cost of insurance....    (718)     (687)     (727)   (1,140)   (2,039)    (1,679)
Units redeemed on surrenders...........    (366)     (293)     (266)     (539)     (390)      (289)
Units issued (redeemed) on net
  transfers from (to) Fixed Account....     (47)     (242)     (177)    2,717      (646)      (569)
Units issued (redeemed) on transfers
  between
  Investment Divisions.................    (319)      585       331    (1,205)   (42,359)  (38,887)
Units redeemed on death benefits.......     (10)       (8)      (12)       (3)       --        (15)
                                         -------   -------   -------   -------   -------   -------
  Net increase (decrease)..............     243     1,353     1,152    12,634     5,801      4,778
Units outstanding, beginning of year...   7,630     6,277     5,125    17,483    11,682      6,904
                                         -------   -------   -------   -------   -------   -------
Units outstanding, end of year.........   7,873     7,630     6,277    30,117    17,483     11,682
                                         =======   =======   =======   =======   =======   =======
VUL 2000 POLICIES
Units issued on premium payments.......     754        13        --     2,379        27         --
Units redeemed on cost of insurance....    (195)       (3)       --      (277)      (22)        --
Units redeemed on surrenders...........      (9)       --        --        (4)       --         --
Units issued (redeemed) on net
  transfers from (to) Fixed Account....     787        56        --     3,753       427         --
Units issued (redeemed) on transfers
  between
  Investment Divisions.................      30         4        --    (3,052)     (164)        --
Units redeemed on death benefits.......      (1)       --        --        --        --         --
                                         -------   -------   -------   -------   -------   -------
  Net increase (decrease)..............   1,366        70        --     2,799       268         --
Units outstanding, beginning of year...      70        --        --       268        --         --
                                         -------   -------   -------   -------   -------   -------
Units outstanding, end of year.........   1,436        70        --     3,067       268         --
                                         =======   =======   =======   =======   =======   =======


                                                 MAINSTAY VP                   MAINSTAY VP
                                            INTERNATIONAL EQUITY              TOTAL RETURN
                                         ---------------------------   ---------------------------
                                          2000     1999(A)    1998      2000     1999(A)    1998
                                         ---------------------------------------------------------
VUL AND SVUL POLICIES
Units issued on premium payments.......      92       102       113       432       513        509
Units redeemed on cost of insurance....     (34)      (32)      (39)     (190)     (178)      (187)
Units redeemed on surrenders...........     (13)      (10)      (19)      (88)      (75)       (68)
Units issued (redeemed) on net
  transfers from (to) Fixed Account....      (1)      (17)      (11)      (21)      (61)       (50)
Units issued (redeemed) on transfers
  between
  Investment Divisions.................      18        25       (14)      (74)       86         35
Units redeemed on death benefits.......      --        (6)       (7)       (4)       (1)        (7)
                                         -------   -------   -------   -------   -------   -------
  Net increase (decrease)..............      62        62        23        55       284        232
Units outstanding, beginning of year...     343       281       258     2,040     1,756      1,524
                                         -------   -------   -------   -------   -------   -------
Units outstanding, end of year.........     405       343       281     2,095     2,040      1,756
                                         =======   =======   =======   =======   =======   =======
VUL 2000 POLICIES
Units issued on premium payments.......      29        --        --        97         1         --
Units redeemed on cost of insurance....      (6)       --        --       (24)       --         --
Units redeemed on surrenders...........      --        --        --        (1)       --         --
Units issued (redeemed) on net
  transfers from (to) Fixed Account....      22         1        --       118         8         --
Units issued (redeemed) on transfers
  between
  Investment Divisions.................      23        --        --         1        --         --
Units redeemed on death benefits.......      --        --        --        --        --         --
                                         -------   -------   -------   -------   -------   -------
  Net increase (decrease)..............      68         1        --       191         9         --
Units outstanding, beginning of year...       1        --        --         9        --         --
                                         -------   -------   -------   -------   -------   -------
Units outstanding, end of year.........      69         1        --       200         9         --
                                         =======   =======   =======   =======   =======   =======

(a) For VUL 2000 policies, represents the period September 28, 1999 (Commencement of Operations) through December 31, 1999.
(b) For VUL/SVUL policies, represents the period May 19, 2000 (Commencement of Operations) through December 31, 2000.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------

                                                                        MAINSTAY VP
            MAINSTAY VP                   MAINSTAY VP                   HIGH YIELD
            CONVERTIBLE                   GOVERNMENT                  CORPORATE BOND
    ---------------------------   ---------------------------   ---------------------------
     2000     1999(A)    1998      2000     1999(A)    1998      2000     1999(A)    1998
    ---------------------------------------------------------------------------------------
         72       59         61        68       77         59       476      524        518
        (23)     (19)       (19)      (27)     (25)       (19)     (171)    (166)      (162)
         (4)      (6)        (2)       (8)     (10)        (4)      (62)     (59)       (32)
          7       (3)        (3)        4       (5)        (3)      (12)     (37)       (20)
         53       15         32       (22)     (22)        89       (74)      31        129
         --       --         --        (1)      --         (2)      (12)      (1)        (1)
    -------   -------   -------   -------   -------   -------   -------   -------   -------
        105       46         69        14       15        120       145      292        432
        190      144         75       270      255        135     1,581    1,289        857
    -------   -------   -------   -------   -------   -------   -------   -------   -------
        295      190        144       284      270        255     1,726    1,581      1,289
    =======   =======   =======   =======   =======   =======   =======   =======   =======
         93        1         --         6       --         --        74        1         --
        (25)      --         --        (2)      --         --       (17)      --         --
         (1)      --         --        --       --         --        (1)      --         --
        160        3         --         6        1         --        82        8         --
          4        3         --         2       --         --        (3)      --         --
         (1)      --         --        --       --         --        --       --         --
    -------   -------   -------   -------   -------   -------   -------   -------   -------
        230        7         --        12        1         --       135        9         --
          7       --         --         1       --         --         9       --         --
    -------   -------   -------   -------   -------   -------   -------   -------   -------
        237        7         --        13        1         --       144        9         --
    =======   =======   =======   =======   =======   =======   =======   =======   =======


            MAINSTAY VP                   MAINSTAY VP                   MAINSTAY VP
               VALUE                         BOND                      GROWTH EQUITY
    ---------------------------   ---------------------------   ---------------------------
     2000     1999(A)    1998      2000     1999(A)    1998      2000     1999(A)    1998
    ---------------------------------------------------------------------------------------
        480      556        563       143      157        131       504      558        545
       (171)    (173)      (184)      (53)     (50)       (46)     (193)    (182)      (171)
        (78)     (58)       (41)      (24)     (20)       (16)      (76)     (70)       (42)
        (12)     (39)       (26)       --      (11)        (8)       (3)     (50)       (30)
       (117)     (14)        88        (8)      21         53        33      142        151
         (2)      (7)        (8)       --       --        (21)       (1)      (2)        (1)
    -------   -------   -------   -------   -------   -------   -------   -------   -------
        100      265        392        58       97         93       264      396        452
      1,578    1,313        921       520      423        330     1,947    1,551      1,099
    -------   -------   -------   -------   -------   -------   -------   -------   -------
      1,678    1,578      1,313       578      520        423     2,211    1,947      1,551
    =======   =======   =======   =======   =======   =======   =======   =======   =======
         43        2         --        15       --         --       311        5         --
        (12)      --         --        (5)      --         --       (79)      (1)        --
         (1)      --         --        --       --         --        (5)      --         --
         28        6         --        29        1         --       345       22         --
          7       --         --        15       --         --        31       --         --
         --       --         --        --       --         --        (1)      --         --
    -------   -------   -------   -------   -------   -------   -------   -------   -------
         65        8         --        54        1         --       602       26         --
          8       --         --         1       --         --        26       --         --
    -------   -------   -------   -------   -------   -------   -------   -------   -------
         73        8         --        55        1         --       628       26         --
    =======   =======   =======   =======   =======   =======   =======   =======   =======

--------------------------------------------------------------------------------

                                                                               MAINSTAY VP
                                                 MAINSTAY VP                AMERICAN CENTURY
                                               INDEXED EQUITY                INCOME & GROWTH
                                         ---------------------------   ---------------------------
                                          2000     1999(A)    1998     2000(B)   1999(A)    1998
                                         ---------------------------------------------------------
VUL AND SVUL POLICIES
Units issued on premium payments.......    1,113     1,172       900         3        --        --
Units redeemed on cost of insurance....     (394)     (356)     (289)       --        --        --
Units redeemed on surrenders...........     (151)     (108)      (73)       --        --        --
Units issued (redeemed) on net
  transfers from (to) Fixed Account....       21      (101)      (47)        2        --        --
Units issued (redeemed) on transfers
  between Investment Divisions.........     (152)      273       667        35        --        --
Units redeemed on death benefits.......       (6)       (2)       (2)       --        --        --
                                         -------   -------   -------   -------   -------   -------
  Net increase (decrease)..............      431       878     1,156        40        --        --
Units outstanding, beginning of year...    3,369     2,491     1,335        --        --        --
                                         -------   -------   -------   -------   -------   -------
Units outstanding, end of year.........    3,800     3,369     2,491        40        --        --
                                         =======   =======   =======   =======   =======   =======
VUL 2000 POLICIES
Units issued on premium payments.......      713        80        --        43         1        --
Units redeemed on cost of insurance....     (182)       (4)       --       (10)       --        --
Units redeemed on surrenders...........       (8)       --        --        (2)       --        --
Units issued (redeemed) on net
  transfers from (to) Fixed Account....      635        97        --        39         2        --
Units issued (redeemed) on transfers
  between
  Investment Divisions.................       40         3        --         5        --        --
Units redeemed on death benefits.......       (1)       --        --        --        --        --
                                         -------   -------   -------   -------   -------   -------
  Net increase (decrease)..............    1,197       176        --        75         3        --
Units outstanding, beginning of year...      176        --        --         3        --        --
                                         -------   -------   -------   -------   -------   -------
Units outstanding, end of year.........    1,373       176        --        78         3        --
                                         =======   =======   =======   =======   =======   =======


                                                  FIDELITY                      FIDELITY
                                                   VIP II                          VIP
                                                CONTRAFUND(R)                 EQUITY-INCOME
                                         ---------------------------   ---------------------------
                                          2000     1999(A)    1998      2000     1999(A)    1998
                                         ---------------------------------------------------------
VUL AND SVUL POLICIES
Units issued on premium payments.......      768       723       542       399       320       267
Units redeemed on cost of insurance....     (242)     (207)     (151)     (100)      (95)      (70)
Units redeemed on surrenders...........      (65)      (37)      (31)      (27)      (18)      (13)
Units issued (redeemed) on net
  transfers from (to) Fixed Account....        4       (41)      (14)        6       (11)       (5)
Units issued (redeemed) on transfers
  between
  Investment Divisions.................       44       310       283      (155)       71       210
Units redeemed on death benefits.......       (2)       (3)       (8)       --        (1)       --
                                         -------   -------   -------   -------   -------   -------
  Net increase (decrease)..............      507       745       621       123       266       389
Units outstanding, beginning of year...    1,814     1,069       448       833       567       178
                                         -------   -------   -------   -------   -------   -------
Units outstanding, end of year.........    2,321     1,814     1,069       956       833       567
                                         =======   =======   =======   =======   =======   =======
VUL 2000 POLICIES
Units issued on premium payments.......      371         9        --        85         2        --
Units redeemed on cost of insurance....      (94)       (2)       --       (24)       (1)       --
Units redeemed on surrenders...........       (6)       --        --        (1)       --        --
Units issued (redeemed) on net
  transfers from (to) Fixed Account....      363        33        --       114        20        --
Units issued (redeemed) on transfers
  between
  Investment Divisions.................       17        --        --         4        --        --
Units redeemed on death benefits.......       (3)       --        --        --        --        --
                                         -------   -------   -------   -------   -------   -------
  Net increase (decrease)..............      648        40        --       178        21        --
Units outstanding, beginning of year...       40        --        --        21        --        --
                                         -------   -------   -------   -------   -------   -------
Units outstanding, end of year.........      688        40        --       199        21        --
                                         =======   =======   =======   =======   =======   =======

(a) For VUL 2000 policies, represents the period September 28, 1999 (Commencement of Operations) through December 31, 1999.
(b) For VUL/SVUL policies, represents the period May 19, 2000 (Commencement of Operations) through December 31, 2000.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------

             MAINSTAY VP                      MAINSTAY VP                         ALGER
            DREYFUS LARGE                     EAGLE ASSET                        AMERICAN
               COMPANY                         MANAGEMENT                         SMALL
                VALUE                        GROWTH EQUITY                    CAPITALIZATION
    ------------------------------   ------------------------------   ------------------------------
    2000(B)    1999(A)      1998     2000(B)    1999(A)      1998       2000     1999(A)      1998
    ------------------------------------------------------------------------------------------------
          1         --         --         35         --         --        260        272        202
         --         --         --         (5)        --         --        (86)       (77)       (71)
         --         --         --         --         --         --        (26)       (13)       (12)
          3         --         --         18         --         --        126        (11)        (4)
          3         --         --        165         --         --       (262)       379        112
         --         --         --         --         --         --         --         (3)        --
    -------    -------    -------    -------    -------    -------    -------    -------    -------
          7         --         --        213         --         --         12        547        227
         --         --         --         --         --         --        954        407        180
    -------    -------    -------    -------    -------    -------    -------    -------    -------
          7         --         --        213         --         --        966        954        407
    =======    =======    =======    =======    =======    =======    =======    =======    =======
         33          1         --        124         --         --        194          1         --
         (8)        --         --        (26)        --         --        (46)        --         --
         (1)        --         --         (1)        --         --         (1)        --         --
         22          1         --        130         10         --        231          3         --
          3         --         --         14         --         --         12          1         --
         --         --         --         --         --         --         (1)        --         --
    -------    -------    -------    -------    -------    -------    -------    -------    -------
         49          2         --        241         10         --        389          5         --
          2         --         --         10         --         --          5         --         --
    -------    -------    -------    -------    -------    -------    -------    -------    -------
         51          2         --        251         10         --        394          5         --
    =======    =======    =======    =======    =======    =======    =======    =======    =======


                CALVERT
            SOCIAL BALANCED
     ------------------------------
       2000     1999(A)      1998
    ------------------------------------------------------------------------------------------------   -----------------------------
-
          25         22         16
          (9)        (8)        (5)
          (2)        (2)        (3)
           2         (1)        --
           5         20         10
          --         --         --
     -------    -------    -------
          21         31         18
          64         33         15
     -------    -------    -------
          85         64         33
     =======    =======    =======
          19         --         --
          (4)        --         --
          --         --         --
          23          1         --
          --         --         --
          --         --         --
     -------    -------    -------
          38          1         --
           1         --         --
     -------    -------    -------
          39          1         --
     =======    =======    =======

                                              JANUS ASPEN                     MORGAN STANLEY
             JANUS ASPEN                         SERIES                            UIF
                SERIES                         WORLDWIDE                     EMERGING MARKETS
               BALANCED                          GROWTH                           EQUITY
    ------------------------------   ------------------------------   ------------------------------
      2000     1999(A)      1998       2000     1999(A)      1998       2000     1999(A)      1998
    ------------------------------------------------------------------------------------------------
        526        425        180        680        710        596        160        156        181
       (168)      (108)       (47)      (239)      (218)      (179)       (56)       (42)       (46)
        (38)       (14)       (10)       (80)       (45)       (33)       (18)       (11)        (9)
         41         (8)        (4)        20        (37)       (17)       (16)       (14)        (4)
        136        407        157        401        300        317        118         72         10
         --         --         (8)        (2)        (2)        (4)        --         (2)        (4)
    -------    -------    -------    -------    -------    -------    -------    -------    -------
        497        702        268        780        708        680        188        159        128
      1,092        390        122      2,010      1,302        622        456        297        169
    -------    -------    -------    -------    -------    -------    -------    -------    -------
      1,589      1,092        390      2,790      2,010      1,302        644        456        297
    =======    =======    =======    =======    =======    =======    =======    =======    =======
        546         12         --        607          7         --        106          1         --
       (143)        (2)        --       (153)        (1)        --        (26)        --         --
        (10)        --         --         (7)        --         --         (1)        --         --
        626         64         --        670         39         --         81          3         --
         15          3         --         27         --         --         (2)        --         --
         (3)        --         --         (1)        --         --         (1)        --         --
    -------    -------    -------    -------    -------    -------    -------    -------    -------
      1,031         77         --      1,143         45         --        157          4         --
         77         --         --         45         --         --          4         --         --
    -------    -------    -------    -------    -------    -------    -------    -------    -------
      1,108         77         --      1,188         45         --        161          4         --
    =======    =======    =======    =======    =======    =======    =======    =======    =======


                T. ROWE
                 PRICE
             EQUITY INCOME
     ------------------------------
     2000(B)    1999(A)      1998
    ------------------------------------------------------------------------------------------------   -----------------------------
-
           1         --         --
          --         --         --
          --         --         --
           1         --         --
           3         --         --
          --         --         --
     -------    -------    -------
           5         --         --
          --         --         --
     -------    -------    -------
           5         --         --
     =======    =======    =======
          37          1         --
         (10)        --         --
          --         --         --
          29          8         --
          (1)        --         --
          --         --         --
     -------    -------    -------
          55          9         --
           9         --         --
     -------    -------    -------
          64          9         --
     =======    =======    =======

NOTE 6--Selected Per Unit Data+:
--------------------------------------------------------------------------------

T
    he following table presents selected per accumulation unit income and capital changes (for an accumulation unit outstanding throughout each year) with respect to each Investment Division of VUL Separate Account-I:

                                                                                 MAINSTAY VP
                                                                            CAPITAL APPRECIATION
                                                               -----------------------------------------------
                                                                2000     1999(B)    1998      1997      1996
                                                               -----------------------------------------------
VUL AND SVUL POLICIES
Unit value, beginning of year..............................    $32.37    $25.99    $18.95    $15.45    $13.10
Net investment income (loss)...............................     (0.23)    (0.19)    (0.12)    (0.12)    (0.09)
Net realized and unrealized gains (losses) on security
  transactions and realized gain distributions received....     (3.44)     6.57      7.16      3.62      2.44
                                                               ------    ------    ------    ------    ------
Unit value, end of year....................................    $28.70    $32.37    $25.99    $18.95    $15.45
                                                               ======    ======    ======    ======    ======
VUL 2000 POLICIES
Unit value, beginning of year..............................    $12.12    $10.00    $   --    $   --    $   --
Net investment income (loss)...............................     (0.06)    (0.01)       --        --        --
Net realized and unrealized gains (losses) on security
  transactions and realized gain distributions received....     (1.30)     2.13        --        --        --
                                                               ------    ------    ------    ------    ------
Unit value, end of year....................................    $10.76    $12.12    $   --    $   --    $   --
                                                               ======    ======    ======    ======    ======

                                                                                 MAINSTAY VP
                                                                                 GOVERNMENT
                                                               -----------------------------------------------
                                                                2000     1999(B)    1998      1997      1996
                                                               -----------------------------------------------
VUL AND SVUL POLICIES
Unit value, beginning of year..............................    $13.19    $13.52    $12.49    $11.49    $11.31
Net investment income (loss)...............................      0.80      0.60      0.71      0.71      0.76
Net realized and unrealized gains (losses) on security
  transactions and realized gain distributions received....      0.71     (0.93)     0.32      0.29     (0.58)
                                                               ------    ------    ------    ------    ------
Unit value, end of year....................................    $14.70    $13.19    $13.52    $12.49    $11.49
                                                               ======    ======    ======    ======    ======
VUL 2000 POLICIES
Unit value, beginning of year..............................    $10.05    $10.00    $   --    $   --    $   --
Net investment income (loss)...............................      1.18      1.04        --        --        --
Net realized and unrealized gains (losses) on security
  transactions and realized gain distributions received....     (0.01)    (0.99)       --        --        --
                                                               ------    ------    ------    ------    ------
Unit value, end of year....................................    $11.22    $10.05    $   --    $   --    $   --
                                                               ======    ======    ======    ======    ======

                                                                                 MAINSTAY VP
                                                                                TOTAL RETURN
                                                               -----------------------------------------------
                                                                2000     1999(B)    1998      1997      1996
                                                               -----------------------------------------------
VUL AND SVUL POLICIES
Unit value, beginning of year..............................    $23.62    $20.32    $16.10    $13.76    $12.37
Net investment income (loss)...............................      0.32      0.27      0.27      0.26      0.26
Net realized and unrealized gains (losses) on security
  transactions and realized gain distributions received....     (1.51)     3.03      3.95      2.08      1.13
                                                               ------    ------    ------    ------    ------
Unit value, end of year....................................    $22.43    $23.62    $20.32    $16.10    $13.76
                                                               ======    ======    ======    ======    ======
VUL 2000 POLICIES
Unit value, beginning of year..............................    $11.44    $10.00    $   --    $   --    $   --
Net investment income (loss)...............................      0.45      0.31        --        --        --
Net realized and unrealized gains (losses) on security
  transactions and realized gain distributions received....     (1.00)     1.13        --        --        --
                                                               ------    ------    ------    ------    ------
Unit value, end of year....................................    $10.89    $11.44    $   --    $   --    $   --
                                                               ======    ======    ======    ======    ======

 +  Per unit data based on average monthly units outstanding during the year.
(a) For the period October 1, 1996 (Commencement of Operations) through December 31, 1996.
(b) For VUL 2000 policies, represents the period September 28, 1999 (Commencement of Operations) through December 31, 1999.
(c) For VUL/SVUL policies, represents the period May 19, 2000 (Commencement of Operations) through December 31, 2000.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------

                      MAINSTAY VP                                       MAINSTAY VP
                    CASH MANAGEMENT                                     CONVERTIBLE
    -----------------------------------------------   -----------------------------------------------
     2000     1999(B)    1998      1997      1996      2000     1999(B)    1998      1997     1996(A)
    -------------------------------------------------------------------------------------------------
    $ 1.28    $ 1.23    $ 1.18    $ 1.13    $ 1.08    $17.28    $12.26    $11.81    $10.31    $10.00
      0.07      0.06      0.05      0.05      0.04      0.59      0.56      0.68      0.64      0.16
        --     (0.01)       --        --      0.01     (1.57)     4.46     (0.23)     0.86      0.15
    ------    ------    ------    ------    ------    ------    ------    ------    ------    ------
    $ 1.35    $ 1.28    $ 1.23    $ 1.18    $ 1.13    $16.30    $17.28    $12.26    $11.81    $10.31
    ======    ======    ======    ======    ======    ======    ======    ======    ======    ======
    $ 1.01    $ 1.00    $   --    $   --    $   --    $12.02    $10.00    $   --    $   --    $   --
      0.06      0.01        --        --        --      0.96      0.95        --        --        --
     (0.01)       --        --        --        --     (1.62)     1.07        --        --        --
    ------    ------    ------    ------    ------    ------    ------    ------    ------    ------
    $ 1.06    $ 1.01    $   --    $   --    $   --    $11.36    $12.02    $   --    $   --    $   --
    ======    ======    ======    ======    ======    ======    ======    ======    ======    ======

                      MAINSTAY VP                                       MAINSTAY VP
                      HIGH YIELD                                       INTERNATIONAL
                    CORPORATE BOND                                        EQUITY
    -----------------------------------------------   -----------------------------------------------
     2000     1999(B)    1998      1997      1996      2000     1999(B)    1998      1997      1996
    -------------------------------------------------------------------------------------------------
    $16.35    $14.58    $14.31    $12.75    $10.95    $18.97    $14.92    $12.20    $11.69    $10.65
      2.03      1.90      1.46      0.67      0.61        --     (0.05)     0.26      0.33      0.58
     (3.10)    (0.13)    (1.19)     0.89      1.19     (3.53)     4.10      2.46      0.18      0.46
    ------    ------    ------    ------    ------    ------    ------    ------    ------    ------
    $15.28    $16.35    $14.58    $14.31    $12.75    $15.44    $18.97    $14.92    $12.20    $11.69
    ======    ======    ======    ======    ======    ======    ======    ======    ======    ======
    $10.36    $10.00    $   --    $   --    $   --    $11.56    $10.00    $   --    $   --    $   --
      2.42      2.31        --        --        --      0.11     (0.01)       --        --        --
     (3.08)    (1.95)       --        --        --     (2.25)     1.57        --        --        --
    ------    ------    ------    ------    ------    ------    ------    ------    ------    ------
    $ 9.70    $10.36    $   --    $   --    $   --    $ 9.42    $11.56    $   --    $   --    $   --
    ======    ======    ======    ======    ======    ======    ======    ======    ======    ======

                      MAINSTAY VP                                       MAINSTAY VP
                         VALUE                                             BOND
    -----------------------------------------------   -----------------------------------------------
     2000     1999(B)    1998      1997      1996      2000     1999(B)    1998      1997      1996
    -------------------------------------------------------------------------------------------------
    $17.85    $16.52    $17.35    $14.22    $11.62    $13.68    $13.99    $12.91    $11.85    $11.70
      0.14      0.12      0.18      0.12      0.12      0.89      0.80      0.72      0.80      0.92
      2.02      1.21     (1.01)     3.01      2.48      0.34     (1.11)     0.36      0.26     (0.77)
    ------    ------    ------    ------    ------    ------    ------    ------    ------    ------
    $20.01    $17.85    $16.52    $17.35    $14.22    $14.91    $13.68    $13.99    $12.91    $11.85
    ======    ======    ======    ======    ======    ======    ======    ======    ======    ======
    $10.57    $10.00    $   --    $   --    $   --    $10.01    $10.00    $   --    $   --    $   --
      0.22      0.22        --        --        --      1.82      1.71        --        --        --
      1.08      0.35        --        --        --     (0.89)    (1.70)       --        --        --
    ------    ------    ------    ------    ------    ------    ------    ------    ------    ------
    $11.87    $10.57    $   --    $   --    $   --    $10.94    $10.01    $   --    $   --    $   --
    ======    ======    ======    ======    ======    ======    ======    ======    ======    ======

--------------------------------------------------------------------------------

                                                                                 MAINSTAY VP
                                                                                GROWTH EQUITY
                                                               -----------------------------------------------
                                                                2000     1999(B)    1998      1997      1996
                                                               -----------------------------------------------
VUL AND SVUL POLICIES
Unit value, beginning of year..............................    $32.85    $25.45    $20.25    $16.09    $13.01
Net investment income (loss)...............................     (0.04)       --      0.06      0.04      0.08
Net realized and unrealized gains (losses) on security
  transactions and realized gain distributions received....     (1.28)     7.40      5.14      4.12      3.00
                                                               ------    ------    ------    ------    ------
Unit value, end of year....................................    $31.53    $32.85    $25.45    $20.25    $16.09
                                                               ======    ======    ======    ======    ======
VUL 2000 POLICIES
Unit value, beginning of year..............................    $12.25    $10.00    $   --    $   --    $   --
Net investment income (loss)...............................      0.08      0.12        --        --        --
Net realized and unrealized gains (losses) on security
  transactions and realized gain distributions received....     (0.55)     2.13        --        --        --
                                                               ------    ------    ------    ------    ------
Unit value, end of year....................................    $11.78    $12.25    $   --    $   --    $   --
                                                               ======    ======    ======    ======    ======

                                                                                      MAINSTAY VP
                                                                  MAINSTAY VP         EAGLE ASSET
                                                                 DREYFUS LARGE        MANAGEMENT
                                                                 COMPANY VALUE       GROWTH EQUITY
                                                               -----------------   -----------------
                                                               2000(C)   1999(B)   2000(C)   1999(B)
                                                               -------------------------------------
VUL AND SVUL POLICIES
Unit value, beginning of year..............................    $10.00    $   --    $10.00    $   --
Net investment income (loss)...............................      0.10        --     (0.04)       --
Net realized and unrealized gains (losses) on security
  transactions and realized gain distributions received....      0.26        --     (0.71)       --
                                                               ------    ------    ------    ------
Unit value, end of year....................................    $10.36    $   --    $ 9.25    $   --
                                                               ======    ======    ======    ======
VUL 2000 POLICIES
Unit value, beginning of year..............................    $10.34    $10.00    $13.90    $10.00
Net investment income (loss)...............................      0.11      0.16     (0.07)       --
Net realized and unrealized gains (losses) on security
  transactions and realized gain distributions received....      0.51      0.18     (1.38)     3.90
                                                               ------    ------    ------    ------
Unit value, end of year....................................    $10.96    $10.34    $12.45    $13.90
                                                               ======    ======    ======    ======

                                                                        FIDELITY VIP II CONTRAFUND(R)
                                                               -----------------------------------------------
                                                                2000     1999(B)    1998      1997     1996(A)
                                                               -----------------------------------------------
VUL AND SVUL POLICIES
Unit value, beginning of year..............................    $20.41    $16.54    $12.81    $10.39    $10.00
Net investment income (loss)...............................     (0.08)    (0.06)    (0.04)    (0.06)    (0.01)
Net realized and unrealized gains (losses) on security
  transactions and realized gain distributions received....     (1.41)     3.93      3.77      2.48      0.40
                                                               ------    ------    ------    ------    ------
Unit value, end of year....................................    $18.92    $20.41    $16.54    $12.81    $10.39
                                                               ======    ======    ======    ======    ======
VUL 2000 POLICIES
Unit value, beginning of year..............................    $11.84    $10.00    $   --    $   --    $   --
Net investment income (loss)...............................     (0.05)    (0.01)       --        --        --
Net realized and unrealized gains (losses) on security
  transactions and realized gain distributions received....     (0.79)     1.85        --        --        --
                                                               ------    ------    ------    ------    ------
Unit value, end of year....................................    $11.00    $11.84    $   --    $   --    $   --
                                                               ======    ======    ======    ======    ======

 +  Per unit data based on average monthly units outstanding during the year.
(a) For the period October 1, 1996 (Commencement of Operations) through December 31, 1996.
(b) For VUL 2000 policies, represents the period September 28, 1999 (Commencement of Operations) through December 31, 1999.
(c) For VUL/SVUL policies, represents the period May 19, 2000 (Commencement of Operations) through December 31, 2000.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------

                                                         MAINSTAY VP
                      MAINSTAY VP                     AMERICAN CENTURY
                    INDEXED EQUITY                     INCOME & GROWTH
    -----------------------------------------------   -----------------
     2000     1999(B)    1998      1997      1996     2000(C)   1999(B)
    -------------------------------------------------------------------
    $35.28    $29.44    $23.07    $17.49    $14.39    $10.00    $   --
      0.09      0.16      0.17      0.22      0.24      0.05        --
     (3.60)     5.68      6.20      5.36      2.86     (0.65)       --
    ------    ------    ------    ------    ------    ------    ------
    $31.77    $35.28    $29.44    $23.07    $17.49    $ 9.40    $   --
    ======    ======    ======    ======    ======    ======    ======
    $11.47    $10.00    $   --    $   --    $   --    $10.93    $10.00
      0.13      0.22        --        --        --      0.08      0.11
     (1.25)     1.25        --        --        --     (1.30)     0.82
    ------    ------    ------    ------    ------    ------    ------
    $10.35    $11.47    $   --    $   --    $   --    $ 9.71    $10.93
    ======    ======    ======    ======    ======    ======    ======


                    ALGER AMERICAN                                        CALVERT
                 SMALL CAPITALIZATION                                 SOCIAL BALANCED
    -----------------------------------------------   -----------------------------------------------
     2000     1999(B)    1998      1997     1996(A)    2000     1999(B)    1998      1997     1996(A)
    -------------------------------------------------------------------------------------------------
    $17.46    $12.26    $10.69    $ 9.66    $10.00    $15.28    $13.71    $11.88    $ 9.96    $10.00
     (0.12)    (0.10)    (0.11)    (0.07)    (0.01)     0.18      0.33      0.36      0.40      0.21
     (4.72)     5.30      1.68      1.10     (0.33)    (0.76)     1.24      1.47      1.52     (0.25)
    ------    ------    ------    ------    ------    ------    ------    ------    ------    ------
    $12.62    $17.46    $12.26    $10.69    $ 9.66    $14.70    $15.28    $13.71    $11.88    $ 9.96
    ======    ======    ======    ======    ======    ======    ======    ======    ======    ======
    $13.06    $10.00    $   --    $   --    $   --    $10.72    $10.00    $   --    $   --    $   --
     (0.06)    (0.02)       --        --        --      0.35      0.61        --        --        --
     (3.54)     3.08        --        --        --     (0.74)     0.11        --        --        --
    ------    ------    ------    ------    ------    ------    ------    ------    ------    ------
    $ 9.46    $13.06    $   --    $   --    $   --    $10.33    $10.72    $   --    $   --    $   --
    ======    ======    ======    ======    ======    ======    ======    ======    ======    ======

              FIDELITY VIP EQUITY-INCOME                        JANUS ASPEN SERIES BALANCED
    -----------------------------------------------   -----------------------------------------------
     2000     1999(B)    1998      1997     1996(A)    2000     1999(B)    1998      1997     1996(A)
    -------------------------------------------------------------------------------------------------
    $15.46    $14.64    $13.21    $10.38    $10.00    $20.66    $16.41    $12.31    $10.15    $10.00
      0.11      0.08      0.02     (0.04)    (0.01)     0.43      0.39      0.52      0.35      0.17
      1.07      0.74      1.41      2.87      0.39     (1.05)     3.86      3.58      1.81     (0.02)
    ------    ------    ------    ------    ------    ------    ------    ------    ------    ------
    $16.64    $15.46    $14.64    $13.21    $10.38    $20.04    $20.66    $16.41    $12.31    $10.15
    ======    ======    ======    ======    ======    ======    ======    ======    ======    ======
    $10.58    $10.00    $   --    $   --    $   --    $11.57    $10.00    $   --    $   --    $   --
      0.02     (0.01)       --        --        --      0.35      0.21        --        --        --
      0.81      0.59        --        --        --     (0.67)     1.36        --        --        --
    ------    ------    ------    ------    ------    ------    ------    ------    ------    ------
    $11.41    $10.58    $   --    $   --    $   --    $11.25    $11.57    $   --    $   --    $   --
    ======    ======    ======    ======    ======    ======    ======    ======    ======    ======

--------------------------------------------------------------------------------

                                                                                 Janus Aspen
                                                                           Series Worldwide Growth
                                                               -----------------------------------------------
                                                                2000     1999(B)    1998      1997     1996(A)
                                                               -----------------------------------------------
VUL AND SVUL POLICIES
Unit value, beginning of year..............................    $26.09    $15.97    $12.48    $10.29    $10.00
Net investment income (loss)...............................     (0.07)    (0.10)     0.29      0.06      0.09
Net realized and unrealized gains (losses) on security
  transactions and realized gain distributions received....     (4.18)    10.22      3.20      2.13      0.20
                                                               ------    ------    ------    ------    ------
Unit value, end of year....................................    $21.84    $26.09    $15.97    $12.48    $10.29
                                                               ======    ======    ======    ======    ======
VUL 2000 POLICIES
Unit value, beginning of year..............................    $14.11    $10.00    $   --    $   --    $   --
Net investment income (loss)...............................      0.02     (0.01)       --        --        --
Net realized and unrealized gains (losses) on security
  transactions and realized gain distributions received....     (2.29)     4.12        --        --        --
                                                               ------    ------    ------    ------    ------
Unit value, end of year....................................    $11.84    $14.11    $   --    $   --    $   --
                                                               ======    ======    ======    ======    ======

                                                                               MORGAN STANLEY
                                                                                     UIF
                                                                           EMERGING MARKETS EQUITY
                                                               -----------------------------------------------
                                                                2000     1999(B)    1998      1997     1996(A)
                                                               -----------------------------------------------
VUL AND SVUL POLICIES
Unit value, beginning of year..............................    $14.59    $ 7.51    $ 9.97    $10.01    $10.00
Net investment income (loss)...............................     (0.09)    (0.07)    (0.01)     0.06      0.02
Net realized and unrealized gains (losses) on security
  transactions and realized gain distributions received....     (5.69)     7.15     (2.45)    (0.10)    (0.01)
                                                               ------    ------    ------    ------    ------
Unit value, end of year....................................    $ 8.81    $14.59    $ 7.51    $ 9.97    $10.01
                                                               ======    ======    ======    ======    ======
VUL 2000 POLICIES
Unit value, beginning of year..............................    $14.86    $10.00    $   --    $   --    $   --
Net investment income (loss)...............................     (0.06)    (0.01)       --        --        --
Net realized and unrealized gains (losses) on security
  transactions and realized gain distributions received....     (5.81)     4.87        --        --        --
                                                               ------    ------    ------    ------    ------
Unit value, end of year....................................    $ 8.99    $14.86    $   --    $   --    $   --
                                                               ======    ======    ======    ======    ======

                                                                 T. ROWE PRICE
                                                                 EQUITY INCOME
                                                               -----------------
                                                               2000(C)   1999(B)
                                                               -----------------
VUL AND SVUL POLICIES
Unit value, beginning of year..............................    $10.00    $   --
Net investment income (loss)...............................      0.10        --
Net realized and unrealized gains (losses) on security
  transactions and realized gain distributions received....      0.91        --
                                                               ------    ------
Unit value, end of year....................................    $11.01    $   --
                                                               ======    ======
VUL 2000 POLICIES
Unit value, beginning of year..............................    $ 9.83    $10.00
Net investment income (loss)...............................      0.18      0.08
Net realized and unrealized gains (losses) on security
  transactions and realized gain distributions received....      1.05     (0.25)
                                                               ------    ------
Unit value, end of year....................................    $11.06    $ 9.83
                                                               ======    ======

 +  Per unit data based on average monthly units outstanding during the year.
(a) For the period October 1, 1996 (Commencement of Operations) through December 31, 1996.
(b) For VUL 2000 policies, represents the period September 28, 1999 (Commencement of Operations) through December 31, 1999.
(c) For VUL/SVUL policies, represents the period May 19, 2000 (Commencement of Operations) through December 31, 2000.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Directors of New York Life Insurance and
Annuity Corporation and the Variable Universal Life Separate Account-I
Policyowners:

In our opinion, the accompanying statement of assets and liabilities and the related statement of operations and of changes in total equity present fairly, in all material respects, the financial position of the MainStay VP Capital Appreciation, MainStay VP Cash Management, MainStay VP Convertible, MainStay VP Government, MainStay VP High Yield Corporate Bond, MainStay VP International Equity, MainStay VP Total Return, MainStay VP Value, MainStay VP Bond, MainStay VP Growth Equity, MainStay VP Indexed Equity, MainStay VP American Century Income & Growth, MainStay VP Dreyfus Large Company Value, MainStay VP Eagle Asset Management Growth Equity, Alger American Small Capitalization, Calvert Social Balanced, formerly known as Calvert Socially Responsible, Fidelity VIP II Contrafund, Fidelity VIP Equity-Income, Janus Aspen Series Balanced, Janus Aspen Series Worldwide Growth, Morgan Stanley UIF Emerging Markets Equity, formerly known as Morgan Stanley Dean Witter Emerging Markets Equity, and T. Rowe Price Equity Income Investment Divisions (constituting the NYLIAC Variable Universal Life Separate Account-I) at December 31, 2000, and the results of each of their operations and the changes in each of their total equity for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2000 by correspondence with the funds, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
February 20, 2001

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                                 BALANCE SHEET

                                                                 DECEMBER 31,
                                                              ------------------
                                                               2000       1999
                                                              -------    -------
                                                                (IN MILLIONS)
                                     ASSETS
Fixed maturities
  Available for sale, at fair value                           $14,993    $13,289
  Held to maturity, at amortized cost                             627        681
Equity securities                                                 126         89
Mortgage loans                                                  1,993      1,850
Real estate                                                        34         72
Policy loans                                                      544        512
Other investments                                                 223         26
                                                              -------    -------
     Total investments                                         18,540     16,519

Cash and cash equivalents                                         767      1,087
Deferred policy acquisition costs                               1,660      1,507
Deferred taxes                                                     --         53
Other assets                                                      442        312
Separate account assets                                        10,981     10,192
                                                              -------    -------
     Total assets                                             $32,390    $29,670
                                                              =======    =======
LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES
Policyholders' account balances                               $17,454    $16,064
Future policy benefits                                            492        356
Policy claims                                                      73         69
Deferred taxes                                                     87         --
Other liabilities                                               1,147      1,115
Separate account liabilities                                   10,942     10,134
                                                              -------    -------
     Total liabilities                                         30,195     27,738
                                                              -------    -------

STOCKHOLDER'S EQUITY
Capital stock -- par value $10,000
  (20,000 shares authorized, (2,500 issued and outstanding)        25         25
Additional paid in capital                                        480        480
Accumulated other comprehensive loss                              (31)      (191)
Retained earnings                                               1,721      1,618
                                                              -------    -------
     Total stockholder's equity                                 2,195      1,932
                                                              -------    -------
     Total liabilities and stockholder's equity               $32,390    $29,670
                                                              =======    =======

                See accompanying notes to financial statements.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                              STATEMENT OF INCOME

                                                               YEAR ENDED DECEMBER 31,
                                                              --------------------------
                                                               2000      1999      1998
                                                              ------    ------    ------
                                                                    (IN MILLIONS)
REVENUES
  Universal life and annuity fees                             $  530    $  442    $  364
  Net investment income                                        1,312     1,179     1,108
  Investment gains (losses), net                                 (39)       12        63
  Other income                                                   154        97        51
                                                              ------    ------    ------
     Total revenues                                            1,957     1,730     1,586
                                                              ------    ------    ------
EXPENSES
  Interest credited to policyholders' account balances           971       858       784
  Policyholder benefits                                          330       182       175
  Operating expenses                                             502       405       405
                                                              ------    ------    ------
     Total expenses                                            1,803     1,445     1,364
                                                              ------    ------    ------
Income before Federal income taxes                               154       285       222
                                                              ------    ------    ------
Federal income taxes:
  Current                                                         (3)       52        97
  Deferred                                                        54        57       (17)
                                                              ------    ------    ------
     Total Federal income taxes                                   51       109        80
                                                              ------    ------    ------
NET INCOME                                                    $  103    $  176    $  142
                                                              ======    ======    ======

                See accompanying notes to financial statements.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                    STATEMENT OF COMPREHENSIVE INCOME (LOSS)

                                                              YEAR ENDED DECEMBER 31,
                                                              ------------------------
                                                              2000      1999     1998
                                                              -----    ------    -----
                                                                   (IN MILLIONS)
NET INCOME                                                    $103     $ 176     $142
                                                              ----     -----     ----
  Other comprehensive income (loss), net of tax:
     Unrealized gains (losses) on securities:
       Unrealized holding gains (losses) arising during
        period                                                 201      (391)       9
       Less: reclassification adjustment for gains (losses)
        included in net income                                  41         1      (35)
                                                              ----     -----     ----
  OTHER COMPREHENSIVE INCOME (LOSS)                            160      (392)      44
                                                              ----     -----     ----
COMPREHENSIVE INCOME (LOSS)                                   $263     $(216)    $186
                                                              ====     =====     ====

                See accompanying notes to financial statements.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                    STATEMENT OF STOCKHOLDER'S EQUITY YEARS
                     ENDED DECEMBER 31, 2000, 1999 AND 1998
                                 (IN MILLIONS)

                                                                        ACCUMULATED
                                                         ADDITIONAL        OTHER                        TOTAL
                                              CAPITAL     PAID IN      COMPREHENSIVE    RETAINED    STOCKHOLDER'S
                                               STOCK      CAPITAL      INCOME (LOSS)    EARNINGS       EQUITY
                                              -------    ----------    -------------    --------    -------------
BALANCE AT JANUARY 1, 1998                      $25         $480           $ 157         $1,300        $1,962
Net income for 1998                              --           --              --            142           142
Net change in unrealized gains and losses of
  available for sale securities                  --           --              44             --            44
                                                ---         ----           -----         ------        ------
BALANCE AT DECEMBER 31, 1998                     25          480             201          1,442         2,148
Net income for 1999                              --           --              --            176           176
Net change in unrealized gains and losses of
  available for sale securities                  --           --            (392)            --          (392)
                                                ---         ----           -----         ------        ------
BALANCE AT DECEMBER 31, 1999                     25          480            (191)         1,618         1,932
Net income for 2000                              --           --              --            103           103
Net change in unrealized gains and losses of
  available for sale securities                  --           --             160             --           160
                                                ---         ----           -----         ------        ------
BALANCE AT DECEMBER 31, 2000                    $25         $480           $ (31)        $1,721        $2,195
                                                ===         ====           =====         ======        ======

                See accompanying notes to financial statements.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                            STATEMENT OF CASH FLOWS

                                                                 YEAR ENDED DECEMBER 31,
                                                              ------------------------------
                                                                2000       1999       1998
                                                              --------    -------    -------
                                                                      (IN MILLIONS)
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income                                                  $    103    $   176    $   142
  Adjustments to reconcile net income to net cash provided
     by operating activities:
     Depreciation and amortization                                 (21)        (3)         2
     Net capitalization of deferred policy acquisition costs      (304)      (298)      (192)
     Universal life and annuity fees                              (233)      (215)      (198)
     Interest credited to policyholders' account balances          971        858        784
     Net realized investment losses(gains)                          39        (13)       (56)
     Deferred income taxes                                          54         57        (17)
     (Increase) decrease in:
       Net separate account assets                                  22          1        (42)
       Other assets and other liabilities                          (64)       (92)       (99)
     Increase in:
       Policy claims                                                 4          9          4
       Future policy benefits                                      147         41         39
                                                              --------    -------    -------
          NET CASH PROVIDED BY OPERATING ACTIVITIES                718        521        367
                                                              --------    -------    -------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Proceeds from:
     Sale of available for sale fixed maturities                 8,161      3,981      5,325
     Maturity of available for sale fixed maturities             1,497      1,505      1,610
     Maturity of held to maturity fixed maturities                  73        121        102
     Sale of equity securities                                      74        170         77
     Repayment of mortgage loans                                   354        227        238
     Sale of real estate and other invested assets                  65         62         47
  Cost of:
     Available for sale fixed maturities acquired              (11,031)    (6,679)    (7,670)
     Held to maturity fixed maturities acquired                    (17)       (75)       (49)
     Equity securities acquired                                   (113)      (152)       (83)
     Mortgage loans acquired                                      (439)      (451)      (558)
     Real estate and other invested assets acquired               (216)       (13)       (20)
  Policy loans (net)                                               (33)       (21)       (10)
  Increase (decrease) in loaned securities                         422       (222)       425
  Securities sold under agreements to repurchase (net)            (488)       480        (45)
                                                              --------    -------    -------
          NET CASH USED IN INVESTING ACTIVITIES                 (1,691)    (1,067)      (611)
                                                              --------    -------    -------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Policyholders' account balances:
     Deposits                                                    2,000      2,016      1,502
     Withdrawals                                                (1,026)    (1,154)    (1,151)
     Net transfers from (to) the separate accounts                (318)      (181)        67
                                                              --------    -------    -------
          NET CASH PROVIDED BY FINANCING ACTIVITIES                656        681        418
                                                              --------    -------    -------
  Effect of exchange rate changes on cash and cash
     equivalents                                                    (3)         4          1
                                                              --------    -------    -------
Net (decrease)increase in cash and cash equivalents               (320)       139        175
                                                              --------    -------    -------
Cash and cash equivalents, beginning of year                     1,087        948        773
                                                              --------    -------    -------
CASH AND CASH EQUIVALENTS, END OF YEAR                        $    767    $ 1,087    $   948
                                                              ========    =======    =======

                See accompanying notes to financial statements.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                         NOTES TO FINANCIAL STATEMENTS

                        DECEMBER 31, 2000, 1999 AND 1998

NOTE 1 -- NATURE OF OPERATIONS

     New York Life Insurance and Annuity Corporation ("NYLIAC") is a direct, wholly owned subsidiary of New York Life Insurance Company ("New York Life") domiciled in the State of Delaware. NYLIAC offers a wide variety of interest sensitive insurance and annuity products to a large cross section of the insurance market. NYLIAC markets its products in all 50 of the United States, the District of Columbia and Taiwan, primarily through its agency force. In addition, NYLIAC markets Corporate Owned Life Insurance through independent brokers and brokerage general agents.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION

     The accompanying financial statements have been prepared in conformity with generally accepted accounting principles ("GAAP"). The preparation of financial statements of life insurance enterprises requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results may differ from estimates.

     Certain reclassifications have been made to the 1999 and 1998 financial statements to conform to the current presentation.

INVESTMENTS

     Fixed maturity investments, which NYLIAC has both the ability and the intent to hold to maturity, are stated at amortized cost. Investments identified as available for sale are reported at fair value. Unrealized gains and losses on available for sale securities are reported in stockholder's equity, net of deferred taxes and related adjustments. Significant changes in future anticipated cash flows on mortgage and asset-backed securities from the original purchase assumptions are accounted for using the retrospective adjustment method. The cost basis of fixed maturity and equity securities are adjusted for impairments in value deemed to be other than temporary, with the associated realized loss reported in net income. Equity securities are carried at fair value with related unrealized gains and losses reflected in comprehensive income, net of deferred taxes and related adjustments. Mortgage loans are carried at unpaid principal balances, net of impairment reserves, and are generally secured. Investment real estate, which NYLIAC has the intent to hold for the production of income, is carried at depreciated cost net of write-downs for other than temporary declines in fair value. Properties held for sale are carried at the lower of cost or fair value less estimated selling costs. Policy loans are stated at the aggregate balance due, which approximates fair value since loans on policies have no defined maturity date and reduce amounts payable at death or surrender. Cash equivalents include investments that have maturities of 90 days or less at date of purchase and are carried at amortized cost, which approximates fair value. Short-term investments that have maturities of between 91-365 days at date of purchase are included in fixed maturities on the balance sheet and are carried at amortized cost, which approximates fair value.

     Derivative financial instruments hedging exposure to interest rate fluctuation on available for sale securities are accounted for at fair market value. Unrealized gains and losses are reported in comprehensive income, net of deferred taxes and related adjustments. Amounts payable or receivable under interest rate and commodity swap agreements and interest rate floor agreements are recognized as investment income or expense when earned. Premiums paid for interest rate floor agreements are amortized into interest expense over the life of the agreement. Realized gains and losses are recognized in net income upon termination or maturity of the contracts.

DEFERRED POLICY ACQUISITION COSTS

     The costs of acquiring new and maintaining renewal business and certain costs of issuing policies that vary with and are primarily related to the production of new and renewal business have been deferred and

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

DEFERRED POLICY ACQUISITION COSTS -- (CONTINUED)

recorded as an asset in the balance sheet. These consist primarily of commissions, certain expenses of underwriting and issuing contracts, and certain agency expenses.

     Acquisition costs for universal life and annuity contracts are amortized in proportion to estimated gross profits over the effective life of the contracts, which is assumed to be 25 years for universal life contracts and 15 years for annuities. Changes in assumptions are reflected in the current year's amortization. The carrying amount of the deferred policy acquisition cost asset is adjusted at each balance sheet date as if the unrealized gains or losses on investments associated with these insurance contracts had been realized and included in the gross profits used to determine current period amortization. The increase or decrease in the deferred policy acquisition cost asset due to unrealized gains or losses is recorded in other comprehensive income.

     For certain products sold in Taiwan, including whole life, periodic endowment and endowment contracts, the deferred policy acquisition costs are amortized over the life of the contract in proportion to gross premiums.

RECOGNITION OF INCOME AND RELATED EXPENSES

     Amounts received under universal life and annuity contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of amounts assessed during the period for mortality and expense risk, policy administration and surrender charges. Amounts previously assessed to compensate the insurer for services to be performed over future periods are deferred and recognized into income in the period benefited using the same assumptions and factors used to amortize capitalized policy acquisition costs. Policy benefits and claims that are charged to expenses include benefit claims incurred in the period in excess of related policyholders' account balances.

POLICYHOLDERS' ACCOUNT BALANCES

     Policyholders' account balances on universal life and annuity contracts are equal to cumulative deposits plus interest credited less withdrawals and charges. This liability also includes a liability for amounts that have been assessed to compensate the insurer for services to be performed over future periods.

FEDERAL INCOME TAXES

     NYLIAC is a member of a group which files a consolidated Federal income tax return with New York Life. The consolidated income tax provision or benefit is allocated among the members of the group in accordance with a tax allocation agreement. The tax allocation agreement provides that NYLIAC is allocated its share of the consolidated tax provision or benefit determined generally on a separate company basis. Current Federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year and any adjustments to such estimates from prior years. Deferred income tax assets and liabilities are recognized for the future tax consequence of temporary differences between financial statement carrying amounts and income tax bases of assets and liabilities.

     Current Federal income taxes include a provision for NYLIAC's share of the equity base tax applicable to mutual life insurance companies and their insurance subsidiaries. The amount recorded is based on NYLIAC's estimate of the differential earnings rate ("DER") (the actual rate will be announced at a later date by the Internal Revenue Service ("IRS")) used to compute the equity base tax.

REINSURANCE

     NYLIAC enters into reinsurance agreements in the normal course of its insurance business to reduce overall risk. NYLIAC remains liable for reinsurance ceded if the reinsurer fails to meet its obligation on the business it has assumed. NYLIAC evaluates the financial condition of its reinsurers to minimize its exposure to significant losses from reinsurer insolvencies.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

SEPARATE ACCOUNTS

     NYLIAC has established separate accounts with varying investment objectives, which are segregated from NYLIAC's general account, and are maintained for the benefit of separate account policyholders and NYLIAC. Separate account assets are stated at market value. The liability for separate accounts represents policyholders' interests in the separate account assets. For its registered separate accounts, these liabilities include accumulated net investment income and realized and unrealized gains and losses on those assets, and generally reflect market value. For its guaranteed, non-registered separate account, the liability includes interest credited to the policies.

FAIR VALUES OF FINANCIAL INSTRUMENTS

     Fair values of various assets and liabilities are included throughout the notes to financial statements. Specifically, fair value disclosure of fixed maturities, short-term investments, cash equivalents, equity securities and mortgage loans is reported in Note 2 -- Significant Accounting Policies and Note 3 -- Investments. Fair values for policyholders' account balances are reported in Note 5 -- Insurance Liabilities. Fair values for derivative financial instruments are included in Note 10 -- Derivative Financial Instruments and Risk Management. Fair values for repurchase agreements are included in Note
11 -- Commitments and Contingencies.

BUSINESS RISKS AND UNCERTAINTIES

     The development of policy reserves and deferred policy acquisition costs for NYLIAC's products requires management to make estimates and assumptions regarding mortality, morbidity, lapse, expense and investment experience. Such estimates are primarily based on historical experience and future expectations of mortality, morbidity, expense, persistency and investment assumptions. Actual results could differ from those estimates. Management monitors actual experience, and where circumstances warrant, revises its assumptions and the related estimates for policy reserves and deferred policy acquisition costs.

     NYLIAC issues certain variable products with various types of guaranteed minimum death benefits features. NYLIAC currently reserves for expected payments resulting from these features. NYLIAC bears the risk that payments may be higher than expected as a result of significant, sustained downturns in the stock market.

     NYLIAC regularly invests in mortgage loans, mortgage-backed securities and other securities subject to prepayment and/or call risk. Significant changes in prevailing interest rates and/or geographic conditions may adversely affect the timing and amount of cash flows on such securities, as well as their related values. In addition, the amortization of market premium and accretion of market discount for mortgage-backed and asset-backed securities is based on historical experience and estimates of future payment experience on the underlying assets. Actual prepayment speeds will differ from original estimates and may result in material adjustments to asset values and amortization or accretion recorded in future periods.

     As a subsidiary of a mutual life insurance company, NYLIAC is subject to a tax on its equity base. The rates applied to NYLIAC's equity base are determined annually by the IRS after comparison of mutual life insurance company earnings for the year to the average earnings of the 50 largest stock life insurance companies for the prior three years. Due to the timing of earnings information, estimates of the current year's tax rate must be made by management. The ultimate amounts of equity base tax incurred may vary considerably from the original estimates.

RECENT ACCOUNTING PRONOUNCEMENTS

     During 1998, the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position ("SOP") 98-1, "Accounting for the Costs of Computer Software Developed or Obtained for Internal Use", which requires capitalization of external and certain internal costs incurred to obtain or develop internal-use computer software during the application development stage.

     NYLIAC applied the provisions of SOP 98-1 prospectively effective January 1, 1999. The adoption of SOP 98-1 resulted in net capitalization of $37 million at December 31, 1999, which is included in other assets

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

RECENT ACCOUNTING PRONOUNCEMENTS -- (CONTINUED)

in the accompanying Balance Sheet. Capitalized internal-use software is amortized on a straight-line basis over the estimated useful life of the software, not to exceed five years.

     During 1998, the FASB issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities". This Statement establishes new GAAP accounting and reporting standards for derivative instruments, including derivative instruments embedded in other contracts, and for hedging activities. In 1999, the FASB issued SFAS No. 137, "Accounting for Derivative Instruments and Hedging Activities -- Deferral of the Effective Date of FASB Statement No. 133", which postpones the implementation until the 2001 financial statements. In 2000, the FASB issued FASB Statement No. 138, "Accounting for Certain Hedging Activities, an amendment of FASB Statement No. 133" in order to address a limited number of implementation issues. Collectively, the implementation of these Statements is estimated to result in a reclassification of $48 million from Other Comprehensive Income to Net Income, before taxes.

     SFAS No. 133 requires that derivatives be reported in the balance sheet at their fair value, regardless of any hedging relationship that may exist. Accounting for the gains or losses resulting from changes in the values of those derivatives would depend on the use of the derivative and whether it qualifies for hedge accounting. Changes in fair value of derivatives that are not designated as hedges or that do not meet the hedge accounting criteria will be reported in earnings.

NOTE 3 -- INVESTMENTS

FIXED MATURITIES

     For publicly traded fixed maturities, estimated fair value is determined using quoted market prices. For fixed maturities without a readily ascertainable market value, NYLIAC has determined an estimated fair value using either a discounted cash flow approach, including provisions for credit risk generally based upon the assumption such securities will be held to maturity, broker dealer quotations, or management's pricing model.

     At December 31, 2000 and 1999, the maturity distribution of fixed maturities was as follows (in millions):

                                                              2000                       1999
                                                     -----------------------    -----------------------
                                                     AMORTIZED    ESTIMATED     AMORTIZED    ESTIMATED
AVAILABLE FOR SALE                                     COST       FAIR VALUE      COST       FAIR VALUE
------------------                                   ---------    ----------    ---------    ----------
Due in one year or less                               $   712      $   710       $   514      $   514
Due after one year through five years                   2,942        2,939         3,196        3,153
Due after five years through ten years                  2,462        2,408         2,167        2,099
Due after ten years                                     2,822        2,682         3,138        2,938
Mortgage and asset-backed securities:
  Government or government agency                       4,030        4,117         3,114        2,996
  Other                                                 2,106        2,137         1,631        1,589
                                                      -------      -------       -------      -------
     Total Available for Sale                         $15,074      $14,993       $13,760      $13,289
                                                      =======      =======       =======      =======

                                                              2000                       1999
                                                     -----------------------    -----------------------
                                                     AMORTIZED    ESTIMATED     AMORTIZED    ESTIMATED
HELD TO MATURITY                                       COST       FAIR VALUE      COST       FAIR VALUE
----------------                                     ---------    ----------    ---------    ----------
Due in one year or less                               $    49      $    49       $    17      $    17
Due after one year through five years                     213          298           272          360
Due after five years through ten years                    171          170           165          159
Due after ten years                                       179          179           206          194
Asset-backed securities                                    15           15            21           21
                                                      -------      -------       -------      -------
     Total Held to Maturity                           $   627      $   711       $   681      $   751
                                                      =======      =======       =======      =======

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

FIXED MATURITIES -- (CONTINUED)

     At December 31, 2000 and 1999, the distribution of gross unrealized gains and losses on investments in fixed maturities was as follows (in millions):

                                                                           2000
                                                    ---------------------------------------------------
                                                    AMORTIZED    UNREALIZED    UNREALIZED    ESTIMATED
AVAILABLE FOR SALE                                    COST         GAINS         LOSSES      FAIR VALUE
------------------                                  ---------    ----------    ----------    ----------
U.S. Treasury and U.S. Government Corporations and
  agencies                                           $   735        $ 24          $  1        $   758
U.S. agencies, state and municipal                     3,295          74            10          3,359
Foreign Governments                                       51           1            --             52
Corporate                                              8,887         149           349          8,687
Other                                                  2,106          47            16          2,137
                                                     -------        ----          ----        -------
     Total Available for Sale                        $15,074        $295          $376        $14,993
                                                     =======        ====          ====        =======
HELD TO MATURITY
Corporate                                            $   612        $ 92          $  8        $   696
Other                                                     15          --            --             15
                                                     -------        ----          ----        -------
     Total Held to Maturity                          $   627        $ 92          $  8        $   711
                                                     =======        ====          ====        =======

                                                                           1999
                                                    ---------------------------------------------------
                                                    AMORTIZED    UNREALIZED    UNREALIZED    ESTIMATED
AVAILABLE FOR SALE                                    COST         GAINS         LOSSES      FAIR VALUE
------------------                                  ---------    ----------    ----------    ----------
U.S. Treasury and U.S. Government Corporations and
  agencies                                           $   635        $  7          $ 16        $   626
U.S. agencies, state and municipal                     3,046           7           129          2,924
Foreign Governments                                       20          --            --             20
Corporate                                              8,428          61           359          8,130
Other                                                  1,631           4            46          1,589
                                                     -------        ----          ----        -------
     Total Available for Sale                        $13,760        $ 79          $550        $13,289
                                                     =======        ====          ====        =======
HELD TO MATURITY
Corporate                                            $   661        $ 91          $ 22        $   730
Other                                                     20           1            --             21
                                                     -------        ----          ----        -------
     Total Held to Maturity                          $   681        $ 92          $ 22        $   751
                                                     =======        ====          ====        =======

EQUITY SECURITIES

     Estimated fair value of equity securities has been determined using quoted market prices for publicly traded securities and a matrix pricing model for private placement securities. At December 31, 2000 and 1999, the distribution of gross unrealized gains and losses on equity securities is as follows (in millions):

                  UNREALIZED    UNREALIZED    ESTIMATED
          COST      GAINS         LOSSES      FAIR VALUE
          ----    ----------    ----------    ----------
  2000    $124       $14           $12           $126
  1999    $ 80       $13           $ 4           $ 89

MORTGAGE LOANS

     NYLIAC's mortgage loans are diversified by property type, location and borrower, and are generally collateralized by the related property.

     The fair market value of the mortgage loan portfolio at December 31, 2000 and 1999 is estimated to be $2,046 million and $1,858 million, respectively. Market values are determined by discounting the projected

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

MORTGAGE LOANS -- (CONTINUED)

cash flows for each loan to determine the current net present value. The discount rate used approximates the current rate for new mortgages with comparable characteristics and similar remaining maturities.

     At December 31, 2000 and 1999, contractual commitments to extend credit under commercial and residential mortgage loan agreements amounted to approximately $54 million and $37 million, respectively, at a fixed market rate of interest. These commitments are diversified by property type and geographic region.

     The general reserve provision for losses on mortgage loans was $4 million at December 31, 2000 and 1999, respectively. There were no specific provisions for losses as of December 31, 2000 and 1999. The activity in the general reserves as of December 31, 2000 and 1999 is summarized below (in millions):

                                                              2000    1999
                                                              ----    ----
Beginning Balance                                             $ 4      $1
Additions/(reductions) charged/(credited) to operations        --       3
                                                              ---      --
Ending Balance                                                $ 4      $4
                                                              ===      ==

     NYLIAC accrues interest income on problem loans to the extent it is deemed collectible and the loan continues to perform under its original or restructured contractual terms. Interest income on impaired loans is generally recognized on a cash basis. Cash payments on loans in the process of foreclosure are generally treated as a return of principal.

     At December 31, 2000 and 1999, the distribution of the mortgage loan portfolio by property type and geographic region was as follows (in millions):

                                                   2000        1999
                                                 --------    --------
Property Type:
  Office building                                 $  809      $  795
  Retail                                             396         385
  Apartments                                         167         185
  Residential                                        369         302
  Other                                              252         183
                                                  ------      ------
     Total                                        $1,993      $1,850
                                                  ======      ======
Geographic Region:
  Central                                         $  565      $  438
  Pacific                                            268         255
  Middle Atlantic                                    469         444
  South Atlantic                                     512         534
  New England                                        145         121
  Other                                               34          58
                                                  ------      ------
     Total                                        $1,993      $1,850
                                                  ======      ======

REAL ESTATE

     At December 31, 2000 and 1999, NYLIAC's real estate portfolio consisted of the following (in millions):

                                                              2000    1999
                                                              ----    ----
Investment                                                    $34     $63
Acquired through foreclosures                                  --       9
                                                              ---     ---
     Total real estate                                        $34     $72
                                                              ===     ===

     Accumulated depreciation on real estate at December 31, 2000 and 1999, was $8 million and $11 million, respectively. Depreciation expense totaled $1 million in 2000 and $3 million in 1999 and 1998.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 4 -- INVESTMENT INCOME AND CAPITAL GAINS AND LOSSES

     The components of net investment income for the years ended December 31, 2000, 1999 and 1998, were as follows (in millions):

                                                 2000      1999      1998
                                                ------    ------    ------
Fixed Maturities                                $1,121    $1,013    $  972
Equity Securities                                    7        10         7
Mortgage Loans                                     147       134       116
Real Estate                                          9        15        15
Policy Loans                                        46        41        40
Derivative Instruments                              (1)        1         1
Other                                               15        16         1
                                                ------    ------    ------
  Gross investment income                        1,344     1,230     1,152
Investment expenses                                (32)      (51)      (44)
                                                ------    ------    ------
     Net investment income                      $1,312    $1,179    $1,108
                                                ======    ======    ======

     During 1999 a fixed maturity investment that had been classified as held to maturity was transferred to available for sale and subsequently sold due to credit deterioration. The investment had an amortized cost of $10,052,000, and the sale resulted in a realized gain of $82,000.

     For the years ended December 31, 2000, 1999 and 1998, realized investment gains (losses) computed under the specific identification method are as follows (in millions):

                                                  2000                           1999                           1998
                                        -------------------------      -------------------------      -------------------------
                                        GAINS              LOSSES      GAINS              LOSSES      GAINS              LOSSES
                                        -----              ------      -----              ------      -----              ------
Fixed Maturities                        $ 80               $(157)      $ 64                $(87)      $ 87                $(29)
Equity Securities                         17                  (7)        34                  (8)         7                  (7)
Mortgage Loans                             8                  (1)         4                  --         16                  (8)
Real Estate                               12                  (3)         5                  (2)         6                  (2)
Other                                     13                  (1)         2                  --          3                 (10)
                                        ----               -----       ----                ----       ----                ----
     Subtotal                           $130               $(169)      $109                $(97)      $119                $(56)
                                        ====               =====       ====                ====       ====                ====
Investment gains (losses), net                    $(39)                          $12                            $63
                                                  ====                           ===                            ===

NET UNREALIZED INVESTMENT GAINS (LOSSES)

     Net unrealized investment gains (losses) on fixed maturities available for sale are included in the Balance Sheet as a component of "Accumulated other comprehensive loss". Changes in these amounts include reclassification adjustments to avoid double counting in "Comprehensive income" items that are part of "Net

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NET UNREALIZED INVESTMENT GAINS (LOSSES) -- (CONTINUED)

income" for a period that also had been part of "Other comprehensive income" in earlier periods. The amounts for the years ended December 31, are as follows (in millions):

                                                              2000     1999     1998
                                                              -----    -----    ----
Net unrealized investments gains (losses), beginning of the
  year                                                        $(191)   $ 201    $157
                                                              -----    -----    ----
Changes in net unrealized investment gains (losses)
  attributable to:
  Investments:
     Net unrealized investment gains (losses) arising
       during the period                                        302     (612)     24
     Less: Reclassification adjustments for gains (losses)
       included in net income                                    41        1     (35)
                                                              -----    -----    ----
     Change in net unrealized investment gains (losses),
       net of adjustments                                       261     (613)     59
Impact of net unrealized investment gains (losses) on:
     Policyholders' account balance                              (3)      (7)     (1)
     Deferred policy acquisition costs                          (98)     228     (14)
                                                              -----    -----    ----
Change in net unrealized investment gains (losses)              160     (392)     44
                                                              -----    -----    ----
Net unrealized investment gains (losses), end of year         $ (31)   $(191)   $201
                                                              =====    =====    ====

     Net unrealized gains (losses) on investments arising during the periods reported in the above table are net of income tax expense (benefit) of $162 million, $(330) million and $31 million for the years ended December 31, 2000, 1999 and 1998, respectively.

     Reclassification adjustments reported in the above table for the years ended December 31, 2000, 1999 and 1998 are net of income tax expense (benefit) of $(22) million, $0 million and $19 million, respectively.

     Policyholders' account balance reported in the above table are net of income tax expense (benefit) of $(2) million, $(3) million and $0 million for the years ended December 31, 2000, 1999 and 1998, respectively.

     Deferred policy acquisition costs in the above table for the years ended December 31, 2000, 1999 and 1998 are net of income tax expense (benefit) of $(53) million, $122 million and $(8) million, respectively.

NOTE 5 -- INSURANCE LIABILITIES

     NYLIAC's annuity contracts are primarily deferred annuities. The carrying value, which approximates fair value, of NYLIAC's liabilities for deferred annuities at December 31, 2000 and 1999, was $7,944 million and $7,279 million, respectively.

NOTE 6 -- SEPARATE ACCOUNTS

     NYLIAC maintains eight non-guaranteed, registered separate accounts for its variable deferred annuity and variable life products. NYLIAC maintains investments in the registered separate accounts of $40 million and $71 million at December 31, 2000 and 1999, respectively. The assets of the separate accounts, which are carried at market value, represent investments in shares of the New York Life sponsored MainStay VP Series Fund and other non-proprietary funds.

     NYLIAC maintains one guaranteed separate account for universal life insurance policies. This account provides a minimum guaranteed interest rate with a market value adjustment imposed upon certain surrenders. The assets of this separate account are carried at market value.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 7 -- DEFERRED POLICY ACQUISITION COSTS

     An analysis of deferred policy acquisition costs (DAC) for the years ended December 31, 2000, 1999 and 1998 is as follows (in millions):

                                                              2000      1999      1998
                                                             ------    ------    ------
Balance at beginning of year before adjustment
  for unrealized gains (losses) on investments               $1,326    $1,028    $  836
Current year additions                                          444       372       286
Amortized during year                                          (140)      (74)      (94)
                                                             ------    ------    ------
Balance at end of year before adjustment for unrealized
  gains (losses) on investments                               1,630     1,326     1,028
Adjustment for unrealized gains (losses) on investments          30       181      (169)
                                                             ------    ------    ------
Balance at end of year                                       $1,660    $1,507    $  859
                                                             ======    ======    ======

NOTE 8 -- FEDERAL INCOME TAXES

     The components of the net deferred tax liability (asset) as of December 31, 2000 and 1999 are as follows (in millions):

                                                              2000    1999
                                                              ----    ----
Deferred tax assets:
  Future policyholder benefits                                $303    $258
  Employee and agents benefits                                  53      52
  Investments                                                   --     131
                                                              ----    ----
     Gross deferred tax assets                                 356     441
                                                              ====    ====
Deferred tax liabilities
  Deferred policy acquisition costs                            416     374
  Investments                                                    3      --
  Other                                                         24      14
                                                              ----    ----
     Gross deferred tax liabilities                            443     388
                                                              ----    ----
       Net deferred tax liability (asset)                     $ 87    $(53)
                                                              ====    ====

     Set forth below is a reconciliation of the Federal income tax rate to the effective tax rate for 2000, 1999 and 1998:

                                                            2000     1999     1998
                                                            -----    -----    ----
Statutory federal income tax rate                            35.0%    35.0%   35.0%
Equity base tax                                               4.3      5.9     1.7
Tax exempt income                                            (3.8)    (1.1)    (.5)
Other                                                        (2.4)    (1.5)    (.2)
                                                            -----    -----    ----
Effective tax rate                                           33.1%    38.3%   36.0%
                                                            =====    =====    ====

     NYLIAC's Federal income tax returns are routinely examined by the IRS and provisions are made in the financial statements in anticipation of the results of these audits. The IRS has completed audits through 1995. There were no material effects on NYLIAC's results of operations as a result of these audits. NYLIAC believes that its recorded income tax liabilities are adequate for all open years.

NOTE 9 -- REINSURANCE

     NYLIAC has entered into cession reinsurance agreements on a coinsurance basis with non-affiliated companies and on a yearly renewable term basis with affiliated and non-affiliated companies.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 9 -- REINSURANCE -- (CONTINUED)

     NYLIAC has ceded yearly renewable term reinsurance with affiliated companies. Under these agreements, included in the accompanying statement of income are $2.3 million, $1.5 million and $.9 million of ceded premiums at December 31, 2000, 1999 and 1998, respectively.

NOTE 10 -- DERIVATIVE FINANCIAL INSTRUMENTS AND RISK MANAGEMENT

     NYLIAC uses derivative financial instruments to manage interest rate, commodity and market risk. These derivative financial instruments include interest rate floors and interest rate and commodity swaps. NYLIAC has not engaged in derivative financial instrument transactions for speculative purposes.

     Notional or contractual amounts of derivative financial instruments provide only a measure of involvement in these types of transactions and do not represent the amounts exchanged between the parties engaged in the transaction. The amounts exchanged are determined by reference to the notional amounts and other terms of the derivative financial instruments which relate to interest rates or other financial indices.

     NYLIAC is exposed to credit-related losses in the event that a counterparty fails to perform its obligations under contractual terms. The credit exposure of derivative financial instruments is represented by the sum of fair values of contracts with each counterparty, if the net value is positive, at the reporting date.

     NYLIAC deals with highly rated counterparties and does not expect the counterparties to fail to meet their obligations. NYLIAC has controls in place to monitor credit exposures by limiting transactions with specific counterparties within specified dollar limits and assessing the future creditworthiness of counterparties. NYLIAC uses master netting agreements and adjusts transaction levels, when appropriate, to minimize risk.

INTEREST RATE RISK MANAGEMENT

     NYLIAC enters into various types of interest rate contracts primarily to minimize exposure of specific assets held by NYLIAC to fluctuations in interest rates.

     The following table summarizes the notional amounts and credit exposures of interest rate related derivative transactions (in thousands):

                                                     2000                    1999
                                             --------------------    --------------------
                                             NOTIONAL     CREDIT     NOTIONAL     CREDIT
                                              AMOUNT     EXPOSURE     AMOUNT     EXPOSURE
                                             --------    --------    --------    --------
Interest Rate Swaps                          $225,000     $1,938     $225,000      $--
Interest Rate Floors                         $150,000     $  402     $150,000      $92

     Interest rate swaps are agreements with other parties to exchange, at specified intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed upon notional amount. Swap contracts outstanding at December 31, 2000 are between three years, seven months and eighteen years four months in maturity. At December 31, 1999 such contracts were between four years, seven months and nineteen years in maturity. NYLIAC does not act as an intermediary or broker in interest rate swaps.

     The following table shows the type of swaps used by NYLIAC and the weighted average interest rates. Average variable rates are based on the rates which determine the last payment received or paid on each contract; those rates may change significantly, affecting future cash flows:

                                                                2000        1999
                                                              --------    --------
Receive -- fixed swaps -- Notional amount (in thousands)      $225,000    $225,000
  Average receive rate                                            6.64%       6.50%
  Average pay rate                                                6.26%       5.17%

     During the term of the swap, net settlement amounts are recorded as investment income or expense when earned. Fair values of interest rate swaps were $1,728,000 and ($8,420,000) at December 31, 2000 and 1999, respectively, based on broker/dealer quotations.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

INTEREST RATE RISK MANAGEMENT -- (CONTINUED)

     Interest rate floor agreements entitle NYLIAC to receive amounts from counterparties based upon the difference between a strike price and current interest rates. Such agreements serve as hedges against declining interest rates on a portfolio of assets. Amounts received during the term of interest rate floor agreements are recorded as investment income.

     At December 31, 2000 and 1999, unamortized premiums on interest rate floors amounted to $222,000 and $315,000, respectively. Fair values of such agreements were $402,000 and $92,000 at December 31, 2000 and 1999, respectively, based on broker/dealer quotations.

COMMODITY RISK MANAGEMENT

     NYLIAC has a bond investment with interest payments linked to the price of crude oil. NYLIAC has entered into a commodity swap with a total notional amount of $7,500,000 as a hedge against this commodity risk. The credit exposure of the swap was $38,000 and $0 at December 31, 2000 and 1999, respectively.

NOTE 11 -- COMMITMENTS AND CONTINGENCIES

LITIGATION

     NYLIAC is a defendant in individual and/or alleged class action suits arising from its agency sales force, insurance (including variable contracts registered under the federal securities law), investment, retail securities and/or other operations, including actions involving retail sales practices. Most of these actions seek substantial or unspecified compensatory and punitive damages. NYLIAC is also from time to time involved as a party in various governmental, administrative, and investigative proceedings and inquiries.

     Notwithstanding the uncertain nature of litigation and regulatory inquiries, the outcome of which cannot be predicted, NYLIAC nevertheless believes that, after provisions made in the financial statements, the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on NYLIAC's financial position; however, it is possible that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on NYLIAC's operating results for a given year.

LOANED SECURITIES AND REPURCHASE AGREEMENTS

     NYLIAC participates in a securities lending program for the purpose of enhancing income on securities held. At December 31, 2000 and 1999, $755 million and $246 million, respectively, of NYLIAC's fixed maturities and equity securities were on loan to others, but were fully collateralized in an account held in trust for NYLIAC. Such assets reflect the extent of NYLIAC's involvement in securities lending, not NYLIAC's risk of loss.

     NYLIAC enters into agreements to sell and repurchase securities for the purpose of enhancing income on securities held. Under these agreements, NYLIAC obtains the use of funds from a broker for approximately one month. The liability reported in the accompanying Balance Sheet (included in other liabilities) at December 31, 2000 of $132 million ($620 million at December 31,
1999) approximates fair value. The investments acquired with the funds received from the securities sold are primarily included in cash and cash equivalents in the accompanying Balance Sheet.

NOTE 12 -- RELATED PARTY TRANSACTIONS

     New York Life provides NYLIAC with services and facilities for the sale of insurance and other activities related to the business of insurance. New York Life charges NYLIAC for the identified costs associated with these services and facilities under the terms of a Service Agreement between New York Life and NYLIAC. Such costs, amounting to $476 million for the year ended December 31, 2000 ($393 million for 1999 and $335 million for 1998) are reflected in operating expenses and net investment income in the accompanying Statement of Income.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 12 -- RELATED PARTY TRANSACTIONS -- (CONTINUED)

     In addition, NYLIAC is allocated post-retirement and post-employment benefits other than pensions, which are held by New York Life. NYLIAC was allocated $7 million for its share of the net periodic post-retirement benefits expense in 2000 ($12 million and $8 million in 1999 and 1998, respectively) and $2 million for the post-employment benefits expense in 2000 ($3 million in 1999 and $2 million in 1998) under the provisions of the Service Agreement. The expenses are reflected in operating expenses and net investment income in the accompanying Statement of Income.

     In addition, in 1999 New York Life concluded a comprehensive expense reduction program expected to streamline processes and improve profitability. As a result of job eliminations and early retirement benefits as defined in management's termination plan, NYLIAC was allocated $16 million for its share of these restructuring costs in 1999, which are reflected in operating expenses and net investment income in the accompanying Statement of Income.

     At December 31, 2000 and 1999, NYLIAC has a net liability of $111 million and $80 million, respectively for the above described services which are included in other liabilities in the accompanying Balance Sheet.

     In 1999 NYLIAC sold a $197 million Corporate Sponsored Variable Universal Life (CSVUL) policy and a $82 million Corporate Sponsored Universal Life (CSUL) policy to a Voluntary Employee Benefit Association (VEBA) trust. This trust was established to fund New York Life's retired employees medical and dental benefits. In addition, in 1999 and 1998, NYLIAC sold a Corporate Owned Life
(COLI) policy to New York Life for $180 million and $250 million in premiums, respectively. These policies were sold on the same basis as policies sold to unrelated customers.

NOTE 13 -- SUPPLEMENTAL CASH FLOW INFORMATION

     Federal income taxes paid were $7 million, $48 million, and $67 million during 2000, 1999 and 1998, respectively.

     Total interest paid was $12 million, $30 million and $27 million during 2000, 1999 and 1998, respectively.

NOTE 14 -- STATUTORY FINANCIAL INFORMATION

     Accounting practices used to prepare statutory financial statements for regulatory filings of life insurance companies differ in certain instances from GAAP. The Delaware Insurance Department recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company, and for determining its solvency under the Delaware Insurance Law. No consideration is given by the Department to financial statements prepared in accordance with generally accepted accounting principles in making such determinations.

     At December 31, 2000 and 1999, statutory stockholder's equity was $1,098 million and $1,130 million, respectively. Statutory net income for the years ended December 31, 2000, 1999 and 1998 was $0.4 million, $63 million and $10 million, respectively.

     The State of Delaware Insurance Department has adopted the NAIC's Codification of Statutory Accounting Principles guidance, effective January 1, 2001. The Company has estimated the effect of adoption will be a net increase in statutory surplus of approximately $35 million (unaudited).

     NYLIAC is restricted as to the amounts it may pay as dividends to New York Life. Under Delaware Insurance Law, dividends on capital stock can be distributed only out of earned surplus. Furthermore, without prior approval of the Delaware Insurance Commissioner, dividends can not be declared or distributed which exceed the greater of ten percent of the Company's surplus or one hundred percent of net gain from operations.

     No dividends were paid or declared for the years ended December 31, 2000, 1999 and 1998.

     As of December 31, 2000, the amount of available and accumulated funds derived from earned surplus from which NYLIAC can pay dividends is $593 million. The maximum amount of dividends which may be paid in 2001 without prior approval is $109.8 million.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Stockholder of New York Life Insurance and Annuity Corporation

In our opinion, the accompanying balance sheet and the related statements of income, of comprehensive income, of stockholder's equity and of cash flows present fairly, in all material respects, the financial position of New York Life Insurance and Annuity Corporation at December 31, 2000 and 1999, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2000, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 2 to the financial statements, the Company changed its method of accounting in 1999 for the cost of computer software developed or obtained for internal use.

PRICEWATERHOUSECOOPERS LLP
1177 Avenue of the Americas
New York, New York 10036
March 12, 2001

                                   APPENDIX A
                                 ILLUSTRATIONS

     The following tables demonstrate the way in which your policy works. The tables are based on the age, sex, underwriting class, initial Life Insurance Benefit and premium as follows:

     The tables are for a policy issued to a male with preferred underwriting class and issue age 35 with a planned annual premium of $3,000, a Surrender Charge Premium of $3,830, an initial face amount of $250,000 and no riders. It assumes that 100% of the net premium is allocated to purchase accumulation units.

     The tables show how the Life Insurance Benefit, cash value and cash surrender value would vary over an extended period of time assuming hypothetical gross rates of return equivalent to a constant annual rate of 0%, 6% or 12%. The tables will assist in the comparison of the Life Insurance Benefit, cash value and cash surrender value of the policy with other variable life insurance plans.

     The Life Insurance Benefit, cash value and cash surrender value for a policy would be different from the amounts shown if the actual gross rates of return averaged 0%, 6% or 12%, but varied above and below those averages for the period. They would also be different depending on the allocation of the cash value among the Investment Divisions of the Separate Account and the Fixed Account, if the actual gross rate of return for all Investment Divisions averaged 0%, 6% or 12%, but varied above or below that average for individual Investment Divisions. They would also differ if any policy loans or partial withdrawals were made or if premium payments were not paid on the policy anniversary during the period of time illustrated.

     The first table reflects all charges under the policy and assumes that the cost of insurance charges are based on our current cost of insurance rates and reflects the deduction of all charges from planned premium and the cash value at their current levels. It also reflects a daily mortality and expense risk charge assessed against the Separate Account equal to an annual rate of 0.50% (on a current basis) of the assets in the Separate Account and a monthly Separate Account administrative charge assessed against the Separate Account as a percentage of the assets in each Investment Division, where the percentage depends on the total assets in all Investment Divisions.

     The second table reflects all charges under the policy and assumes that the cost of insurance charges are based on our guaranteed maximum cost of insurance rates and reflects the deduction of all charges from planned premium and the cash value at their guaranteed maximum levels. It also reflects a daily mortality and expense risk charge assessed against the Separate Account equal to an annual rate of 0.80% (on a guaranteed basis) of the assets in the Separate Account and a monthly Separate Account administrative charge assessed against the Separate Account equal to an annual rate of 0.20% on the cash value allocated to the Separate Account (excluding the Fixed Account).

     The tables also reflect total assumed investment advisory fees together with other expenses incurred by the Funds of 0.74% of the average daily net assets of the Funds. This total is based upon (a) 0.49% of average daily net assets, which is an average of the management fees of each Investment Division;
(b) 0.14% of average daily net assets of the Funds which is an average of actual administrative fees for each Investment Division; and (c) 0.11% of average daily net assets of the Funds which is an average of the other expenses after expense reimbursement for each Investment Division. Please refer to the Fee Table in this prospectus for details of the underlying Fund fees.

     Taking into account the assumed charges for mortality and expense risks in the Separate Account, the Separate Account administrative charge and the average investment advisory fees and expenses of the Funds, the gross rates of return of 0%, 6% and 12% would correspond to illustrated net investment returns of -1.24%, 4.69% and 10.62%, respectively, based on the current charge for mortality and expense risks, and -1.53%, 4.38% and 10.28%, respectively, based on the guaranteed maximum charge for mortality and expense risks.

     The actual investment advisory fees and expenses may be more or less than the amounts illustrated and will depend on the allocations made by the policyowner.

     The second column of each table shows the amount which would accumulate if an amount equal to the planned premiums were invested and earned interest, after taxes, at 5% per year, compounded annually.

     NYLIAC will furnish upon request a comparable illustration using the age, sex and underwriting classification of the insured for any initial Life Insurance Benefit and premium requested. In addition to an illustration assuming policy charges at their maximum, we will furnish an illustration assuming current policy charges and current cost of insurance rates.

         FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE 2000 INSURANCE POLICY

                       MALE ISSUE AGE:  35, PREFERRED
                            PLANNED ANNUAL PREMIUM:  $3,000
                            SURRENDER CHARGE PREMIUM:  $3,380
                            INITIAL FACE AMOUNT:  $250,000
                            LIFE INSURANCE BENEFIT OPTION 1

                            ASSUMING CURRENT CHARGES

                                                                                                               END OF YEAR
                                      END OF YEAR DEATH BENEFIT(2)      END OF YEAR CASH VALUE(2)         CASH SURRENDER VALUE
                                      ASSUMING HYPOTHETICAL GROSS      ASSUMING HYPOTHETICAL GROSS     ASSUMING HYPOTHETICAL GROSS
              TOTAL PREMIUMS PAID     ANNUAL INVESTMENT RETURN OF      ANNUAL INVESTMENT RETURN OF     ANNUAL INVESTMENT RETURN OF
 VALUE(2)     PLUS INTEREST AT 5%    ------------------------------   -----------------------------   -----------------------------
POLICY YEAR   AS OF END OF YEAR(1)      0%         6%        12%        0%         6%        12%        0%         6%        12%
-----------   --------------------   --------   --------   --------   -------   --------   --------   -------   --------   --------
     1                3,150          250,000    250,000    250,000     2,223      2,372      2,521       723        872      1,021
     2                6,458          250,000    250,000    250,000     4,639      5,083      5,545     1,639      2,083      2,545
     3                9,931          250,000    250,000    250,000     7,000      7,894      8,861     3,170      4,064      5,031
     4               13,578          250,000    250,000    250,000     9,303     10,814     12,506     5,741      7,252      8,944
     5               17,407          250,000    250,000    250,000    11,557     13,843     16,510     8,263     10,549     13,216
     6               21,427          250,000    250,000    250,000    13,753     16,985     20,914    10,728     13,959     17,888
     7               25,648          250,000    250,000    250,000    15,892     20,248     25,761    13,134     17,490     23,003
     8               30,080          250,000    250,000    250,000    17,968     23,634     31,096    15,479     21,145     28,607
     9               34,734          250,000    250,000    250,000    19,991     27,143     36,976    17,770     24,922     34,754
    10               39,621          250,000    250,000    250,000    21,945     30,789     43,443    19,992     28,835     41,490
    15               67,974          250,000    250,000    250,000    30,738     51,180     87,376    30,164     50,605     86,802
    20              104,160          250,000    250,000    251,205    37,713     75,838    160,003    37,713     75,838    160,003
    30              209,287          250,000    250,000    582,257    43,599    142,183    477,260    43,599    142,183    477,260

------------
(1) All premiums are illustrated as if made at the beginning of the Policy Year.
(2) Assumes no policy loan or partial withdrawal has been made.

     WE EMPHASIZE THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND YOU SHOULD NOT DEEM THEM TO BE A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND THE INVESTMENT EXPERIENCE OF THE PORTFOLIOS OF THE FUNDS. THE DEATH BENEFIT, CASH VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOANS OR PARTIAL WITHDRAWALS WERE MADE. NEITHER NEW YORK LIFE INSURANCE AND ANNUITY COMPANY, THE SEPARATE ACCOUNTS, NOR THE FUNDS REPRESENT THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER A PERIOD OF TIME.

         FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE 2000 INSURANCE POLICY

                       MALE ISSUE AGE:  35, PREFERRED
                            PLANNED ANNUAL PREMIUM:  $3,000
                            SURRENDER CHARGE PREMIUM:  $3,380
                            INITIAL FACE AMOUNT:  $250,000
                            LIFE INSURANCE BENEFIT OPTION 1

                            ASSUMING GUARANTEED CHARGES

                                                                                                               END OF YEAR
                                      END OF YEAR DEATH BENEFIT(2)      END OF YEAR CASH VALUE(2)         CASH SURRENDER VALUE
                                      ASSUMING HYPOTHETICAL GROSS      ASSUMING HYPOTHETICAL GROSS     ASSUMING HYPOTHETICAL GROSS
              TOTAL PREMIUMS PAID     ANNUAL INVESTMENT RETURN OF      ANNUAL INVESTMENT RETURN OF     ANNUAL INVESTMENT RETURN OF
 VALUE(2)     PLUS INTEREST AT 5%    ------------------------------   -----------------------------   -----------------------------
POLICY YEAR   AS OF END OF YEAR(1)      0%         6%        12%        0%         6%        12%        0%         6%        12%
-----------   --------------------   --------   --------   --------   -------   --------   --------   -------   --------   --------
     1                3,150          250,000    250,000    250,000     1,933      2,071      2,209       433        571        709
     2                6,458          250,000    250,000    250,000     4,045      4,447      4,866     1,045      1,447      1,866
     3                9,931          250,000    250,000    250,000     6,095      6,898      7,766     2,265      3,068      3,936
     4               13,578          250,000    250,000    250,000     8,084      9,425     10,938     4,523      5,864      7,376
     5               17,407          250,000    250,000    250,000    10,021     12,041     14,409     6,727      8,748     11,115
     6               21,427          250,000    250,000    250,000    11,900     14,745     18,210     8,875     11,719     15,185
     7               25,648          250,000    250,000    250,000    13,697     17,512     22,359    10,939     14,754     19,601
     8               30,080          250,000    250,000    250,000    15,440     20,385     26,913    12,950     17,896     24,423
     9               34,734          250,000    250,000    250,000    17,103     23,334     31,901    14,882     21,113     29,680
    10               39,621          250,000    250,000    250,000    18,688     26,363     37,364    16,735     24,410     35,411
    15               67,974          250,000    250,000    250,000    25,484     42,906     73,865    24,910     42,331     73,290
    20              104,160          250,000    250,000    250,000    29,716     61,647    132,729    29,716     61,647    132,729
    30              209,287          250,000    250,000    468,650    23,499    103,242    384,139    23,499    103,242    384,139

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(1) All premiums are illustrated as if made at the beginning of the Policy Year.
(2) Assumes no policy loan or partial withdrawal has been made.

     WE EMPHASIZE THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND YOU SHOULD NOT DEEM THEM TO BE A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND THE INVESTMENT EXPERIENCE OF THE PORTFOLIOS OF THE FUNDS. THE DEATH BENEFIT, CASH VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOANS OR PARTIAL WITHDRAWALS WERE MADE. NEITHER NEW YORK LIFE INSURANCE AND ANNUITY COMPANY, THE SEPARATE ACCOUNTS, NOR THE FUNDS REPRESENT THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER A PERIOD OF TIME.

                                   APPENDIX B
                           VARIATIONS BY JURISDICTION

The following lists by jurisdiction any variations to the statements made in this prospectus.

CALIFORNIA

-- Free Look--If you cancel your policy, we will pay you your policy's cash value on the date you return the policy, plus the charges which were deducted from the premium payments you have made, less any loans and partial withdrawals you have taken.

COLORADO

-- Transfers Between Investment Divisions and/or the Fixed Account--If there is a change in the investment strategy of the Separate Account, you may make an unrestricted transfer from the Separate Account to the Fixed Account, regardless of any limits on such transfers which then apply.

-- The Suicide Exclusion period is one year from the Issue Date.

CONNECTICUT

-- Loan Interest Rate--Due to state regulation, the loan interest rate is fixed at 6.0% and may not be changed.

DISTRICT OF COLUMBIA

-- Free Look--You have until the later of 20 days from the date you receive your policy, or 45 days from the date the application is signed, to return the policy and receive a refund. We will allocate the initial premium and any other premium payments you make during the first 20 days following policy issue to our General Account. At the end of this free look period, we will allocate your net premiums according to your instructions.

FLORIDA

-- Termination and Late Period--The late period is the 31 days following the Monthly Deduction Day on which the cash surrender value is zero, or less than zero. We will mail a notice to the policyowner (and any known assignee) at least 30 days before the end of the late period.

INDIANA

-- Free Look--You can return the policy to any of our registered representatives.

MARYLAND

-- Additional Benefits through Riders--The Guaranteed Minimum Death Benefit rider is renamed the No Lapse Guarantee Rider (not the same as the "No-Lapse Guarantee" described on page 42).

-- Unplanned Premiums--You are allowed a maximum of twelve unplanned premium payments each Policy Year.

-- Changes in Life Insurance Benefit Option--Only one change can be made per Policy Year.

-- No-Lapse Guarantee--This benefit will not end if a rider is deleted from the policy during the first three Policy Years.

-- Face Amount Increases--Beginning in the 4th Policy Year, you are allowed to increase your policy's face amount once each Policy Year.

-- Face Amount Decreases--Beginning in the 4th Policy Year, you are allowed to decrease your policy's face amount once each Policy Year.

-- Rider Coverage--No riders can be added to a policy or have coverage changes within the first 3 policy years.

-- Term Insurance on Other Covered Insured--This rider ends at age 98.

MASSACHUSETTS

-- Transfers Between Investment Divisions and/or the Fixed Account--If there is a change in the investment strategy of the Separate Account, you can make an unrestricted transfer from the Separate Account to the Fixed Account, regardless of any limits on such transfers which then apply.

-- Guaranteed Minimum Death Benefit--This rider is not available.

MICHIGAN

-- Living Benefits Rider--The benefit can be exercised if the insured has a life expectancy of six months or less.

MONTANA

-- Variable Universal Life 2000--Is always issued on a unisex basis in Montana.
   Any reference in this prospectus which makes a distinction based on the sex of the insured should be disregarded for policies issued in this state.

NEW JERSEY

-- Face Amount Increases--You are allowed to increase your policy's face amount only once each Policy Year.

-- Face Amount Decreases--You are allowed to decrease your policy's face amount only once each Policy Year.

-- Unplanned Premiums--You are allowed a maximum of twelve unplanned premium payments each Policy Year.

-- State Tax Charge--We will not increase the charge above 2.0%.

-- Changes in Life Insurance Benefit Option--Only one change can be made per Policy Year.

-- Partial Withdrawals--You can take one partial withdrawal in the first Policy
   Year, if Life Insurance Benefit Option 1 is in effect.

-- No-Lapse Guarantee--The No-Lapse Guarantee is not available.

-- Guaranteed Minimum Death Benefit--This rider is not available.

NEW YORK

-- Face Amount Increases--You are allowed to increase your policy's face amount only once each Policy Year.

-- Face Amount Decreases--You are allowed to decrease your policy's face amount only once each Policy Year.

-- Unplanned Premiums--You are allowed a maximum of twelve unplanned premium payments each Policy Year.

-- Changes in Life Insurance Benefit Option--Only one change can be made per Policy Year.

-- Maturity Date--Your policy will end on the policy anniversary on which the insured is age 100. The cash surrender value will be paid at that time.

-- Free Look--You have 10 days from the date you receive your policy to return the policy and receive a refund. Until 20 days after issue of the policy we will allocate the initial premium and any other premium payments you make during this period to our General Account. After the first 20 days following policy issue, we will allocate your net premiums according to your instructions.

-- Change in Objective of an Investment Division--If there is a change in the investment strategy of any Investment Division, you have the option of converting, without evidence of insurability, your policy within 60 days after the effective date of such change or the date you receive notification of such change, whichever is later. You may elect to convert your policy to a new fixed benefit life insurance policy, for an amount of insurance not greater than the life insurance benefit of the original policy, on the date of conversion. The new policy will be based on the same issue age, sex and class of risk as your original policy, but will not offer variable investment options such as the Investment Divisions. All riders attached to your original policy will end on the date of any such conversion.

-- Special Provision Regarding Extended Term Insurance--On each policy anniversary, you have the right to transfer all of your money in the Separate Account to the Fixed Account and obtain an extended term insurance benefit. See your policy for details regarding this option.

-- Minimum Policy Face Amount--The minimum face amount for this policy is $75,000.

-- Partial Withdrawals--We will not allow a partial withdrawal if it would reduce the face amount of your policy (not including riders) below $75,000.

-- Term Insurance on Other Covered Insured--The issue ages for this rider are 0-65 and it ends at age 70.

-- Guaranteed Minimum Death Benefit--This rider is not available.

-- Spouse's Paid-Up Insurance Purchase Option--This rider is not available.

NORTH CAROLINA

-- Free Look--You have until the later of 20 days from the date you receive your policy, or 45 days from the date the application is signed, to return the policy and receive a refund. Until 20 days after policy issue we will allocate the initial premium and any other premium payments you make during this period to our General Account. After the first 20 days following policy issue, we will allocate your net premiums according to your instructions.

OREGON

-- The state tax is referred to as a "Tax Charge Back". The rate may not be changed for the life of the policy.

PENNSYLVANIA

-- Misstatement of Age or Sex--In the event of such a misstatement, we will adjust the death benefit provided by your policy, but we will not adjust the cash value.

-- Face Amount Increases--You are allowed to increase your policy's face amount only once each Policy Year.

-- Face Amount Decreases--You are allowed to decrease your policy's face amount only once each Policy Year.

-- Unplanned Premiums--You are allowed a maximum of twelve unplanned premium payments each Policy Year.

-- Changes in Life Insurance Benefit Option--Only one change can be made per Policy Year.

-- Minimum Policy Face Amounts--The minimum face amount for this policy varies by age, as follows: for ages 0-39, the minimum face amount is $75,000; for ages 40-80, the minimum face amount is $50,000.

-- Partial Withdrawals--We will not allow a partial withdrawal if it would reduce the face amount of your policy (not including riders) below $75,000 for ages 0-39 and $50,000 for ages 40-80.

TEXAS

-- Face Amount Increases--You are allowed to increase your policy's face amount only once each Policy Year.

-- Face Amount Decreases--You are allowed to decrease your policy's face amount only once each Policy Year.

-- Unplanned Premiums--You are allowed a maximum of twelve unplanned premium payments each Policy Year.

-- Changes in Life Insurance Benefit Option--Only one change can be made per Policy Year.

-- Partial Withdrawals--You can take one partial withdrawal in the first Policy
   Year, if Life Insurance Benefit Option 1 is in effect.

-- Guaranteed Minimum Death Benefit--This rider is not available.

VERMONT

-- Vermont law requires that insurance contracts and policies offered to married persons and their families be made available to parties to a civil union and their families, unless federal law prohibits such action or limits the benefits available under the policy to persons recognized as married under federal laws. You should ask your registered representative how this law may impact your policy and the benefits available under it.

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